SOUTHERN SECURITY LIFE INSURANCE COMPANY

                                755 Rinehart Road
                            Lake Mary, Florida 32746


                                September 22, 2004




Dear Stockholder:

     On behalf of the Board of Directors, it is my pleasure to invite you to attend the Annual Meeting of Stockholders of Southern Security Life Insurance Company (the "Company") to be held on October 22, 2004, at 10:00 a.m., Eastern Daylight Time, at 755 Rinehart Road, Lake Mary, Florida.

     The formal notice of the Annual Meeting and the Proxy Statement have been made a part of this invitation. Also enclosed is a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2003, and the Company's Quarterly Report on Form 10-Q for the period ended June 30, 2004.

     The matters to be addressed at the meeting will include (1) to elect eight directors; (2) to approve the Agreement and Plan of Reorganization with Security National Life Insurance Company and SSLIC Holding Company, which if consummated, would result in (i) the Company becoming a wholly-owned subsidiary of Security National Life Insurance Company and (ii) the stockholders of the Company (except for Security National Life Insurance Company and SSLIC Holding Company) becoming entitled to receive cash for their common shares of the Company; (3) to ratify the appointment of Tanner + Co. as the Company's independent accountants for the fiscal year ending December 31, 2004; and (4) to report on the business activities of the Company and to answer any stockholder questions.

     Your vote is very important. We hope you will take a few minutes to review the Proxy Statement and complete, sign, and return your Proxy Card in the envelope provided, even if you plan to attend the meeting. Please note that sending us your Proxy will not prevent you from voting in person at the meeting, should you wish to do so.

     Thank you for your support of Southern Security Life Insurance Company. We look forward to seeing you at the Annual Meeting.

                                Sincerely yours,

                                SOUTHERN SECURITY LIFE INSURANCE COMPANY

                                 George R. Quist
                                 Chairman of the Board and
                                 Chief Executive Officer

1
                    SOUTHERN SECURITY LIFE INSURANCE COMPANY

                                755 Rinehart Road
                            Lake Mary, Florida 32746




                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Southern Security Life Insurance Company (the "Company"), a Florida corporation, will be held on October 22, 2004, at 755 Rinehart Road, Lake Mary Florida, at 10:00 a.m., Eastern Daylight Time, to consider and act upon the following:

1. To elect a Board of Directors consisting of eight directors to serve until the next Annual Meeting of Stockholders or until their successors are elected and qualified;

2. To approve the Agreement and Plan of Reorganization with Security National Life Insurance Company and SSLIC Holding Company, which if consummated, would result in (i) the Company becoming a wholly-owned subsidiary of Security National Life Insurance Company and (ii) the stockholders of the Company (except for Security National Life Insurance Company and SSLIC Holding Company) becoming entitled to receive cash for their common shares of the Company

3. To ratify the appointment of Tanner + Co. as the Company's independent accountants for the fiscal year ending December 31, 2004; and

4. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     The Board of Directors has fixed the close of business on August 26, 2004, as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting.

     STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. A PROXY STATEMENT AND PROXY CARD ARE ENCLOSED HEREWITH. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE SO THAT YOUR SHARES MAY BE VOTED AT THE MEETING. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                 By order of the Board of Directors,


                                 G. Robert Quist
                                 First Vice President and Secretary



September 22, 2004
Salt Lake City, Utah

                    SOUTHERN SECURITY LIFE INSURANCE COMPANY

                                755 Rinehart Road
                            Lake Mary, Florida 32746

                                 PROXY STATEMENT

                         Annual Meeting of Stockholders
                          To Be Held on October 22, 2004

                               GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Southern Security Life Insurance Company (the "Company") for use at the Annual Meeting of Stockholders to be held on October 22, 2004, at 755 Rinehart Road, Lake Mary, Florida, at 10:00 a.m., Eastern Daylight Time, or at any adjournment or postponements thereof (the "Annual Meeting"). The shares covered by the enclosed Proxy, if such is properly executed and received by the Board of Directors prior to the meeting, will be voted in favor of the proposals to be considered at the Annual Meeting, and in favor of the election of the nominees to the Board of Directors as listed unless such Proxy specifies otherwise, or the authority to vote in the election of directors is withheld. A Proxy may be revoked at any time before it is exercised by giving written notice to the Secretary of the Company at the above address. Stockholders may vote their shares in person if they attend the Annual Meeting, even if they have executed and returned a Proxy. This Proxy Statement and accompanying Proxy Card are being mailed to stockholders on or about September 22, 2004.

     Your vote is important. Please complete and return the Proxy Card so your shares can be represented at the Annual Meeting, even if you plan to attend in person.

     If a shareholder wishes to assign a proxy to someone other than the Directors' Proxy Committee, all three names appearing on the Proxy Card must be crossed out and the name(s) of another person or persons (not more than three) inserted. The signed card must be presented at the meeting by the person(s) representing the shareholder.

     The cost of this solicitation will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers, and regular employees, without additional compensation.

         The matters to be brought before the Annual Meeting are (1) to elect directors to serve for the ensuing year; (2) to approve the Agreement and Plan of Reorganization with Security National Life Insurance Company and SSLIC Holding Company, which if consummated, would result in (i) the Company becoming a wholly-owned subsidiary of Security National Life Insurance Company and (ii) the shareholders of the Company (except for Security National Life Insurance Company and SSLIC Holding Company) becoming entitled to receive cash for their common shares of the Company; (3) to ratify the appointment of Tanner + Co. as the Company's independent accountants for the fiscal year ending December 31, 2004; and (4) to transact such other business as may properly come before the Annual Meeting.

                                VOTING SECURITIES

     Only holders of record of Common Stock at the close of business on August 26, 2004, will be entitled to vote at the Annual Meeting. As of June 30, 2004, there were issued and outstanding 2,105,235 shares of Common Stock, $1.00 par value per share. A majority of the outstanding shares (or 1,052,618 shares) of Common Stock will constitute a quorum for the transaction of business at the meeting.

     The holders of each class of Common Stock of the Company are entitled to one vote per share. Cumulative voting is not permitted in the election of directors.

                              ELECTION OF DIRECTORS

                                   PROPOSAL 1

The Nominees

     The Company's Bylaws provide that the Board of Directors shall consist of not less than eight nor more than 12 members, and it is contemplated that a board of eight directors will be elected at the Annual Meeting. The Board of Directors recommends that the stockholders vote "FOR" the election of the eight director nominees listed below. Assuming a quorum is present, a plurality of votes cast by the shares entitled to vote in the election of directors will be required to elect each director. Unless otherwise instructed, the proxy holders will vote the proxies received by them for management's eight nominees named below, all of whom are presently directors of the Company.

     In the event that any management nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next annual meeting of stockholders and until such person's successor has been elected and qualified. Officers are appointed by the Board of Directors and serve at the discretion of the board.

     The names of the nominees, their ages as of August 26, 2004, their period of service as a director, and the principal positions with the Company held by them are as follows:

      Name               Age    Director Since    Position with the Company
-------------------     ----    --------------- ----------------------------
George R. Quist (1)      83     December 1998   Chairman of the Board,
                                                Chief Executive Officer and
                                                Director
Scott M. Quist (1)       51     December 1998   President, Chief Operating
                                                Officer and Director
G. Robert Quist (1)      53     April 1999      First Vice President,
                                                Secretary and Director
J. Lynn Beckstead, Jr.   50     March 2002      Director
Charles L. Crittenden    84     December 1998   Director
Robert G. Hunter, M.D.   44     December 1998   Director
H. Craig MoodyH.         52     December 1998   Director
Norman G. Wilbur         64     December 1998   Director
---------------------

     (1) George Quist is the father of Scott M. Quist and G. Robert Quist.

     The following is a description of the business experience of each of the eight nominees:

     George R. Quist has been Chairman of the Board and Chief Executive Officer of the Company since December 1998. He has served as President of the Company from December 1998 until July 2002. Mr. Quist has also served as Chairman of the Board and Chief Executive Officer of Security National Financial Corporation since October 1979, and its President from October 1979 until July 2002. From 1960 to 1964, he was Executive Vice President and Treasurer of Pacific Guardian Life Insurance Company. From 1946 to 1960, he was an agent, District Manager and Associate General Agent for various insurance companies. Mr. Quist also served from 1981 to 1982 as President of The National Association of Life Companies, a trade association of 642 life insurance companies, and from 1982 to 1983 as its Chairman of the Board.

     Scott M. Quist has been President of the Company since July 2002, its Chief Operating Officer since October 2001, and a director since December 1998. Mr. Quist served as First Vice President of the Company from December 1998 to July 2002. Mr. Quist has also served as President of Security National Financial Corporation since July 2002, as its Chief Operating Officer since October 2001, and a director since May 1986. From 1980 to 1982, Mr. Quist was a tax specialist with Peat, Marwick, Mitchell, & Co., in Dallas, Texas. From 1986 to 1991, he was Treasurer and a director of The National Association of Life Companies, a trade association of 642 insurance companies until its merger with the American Council of Life Companies. Mr. Quist has been a member of the Board of Governors of the Forum 500 Section (representing small insurance companies) of the American Council of Life Insurance. Mr. Quist has also served as a regional director of Key Bank of Utah since November 1993. Mr. Quist is currently a director and past president of the National Alliance of Life Companies, a trade association of over 200 life companies.

     G. Robert Quist has been a director of the Company since April 1999 and its First Vice President and Secretary since March 2002. Mr. Quist has also served as First Vice President and Secretary of Security National Financial Corporation since March 2002. He has served as President and a director of Big Willow Water Company since 1987 and as a director of Investors Equity Life Insurance Company of Hawaii since 1987. He has also served as a director and Secretary-Treasurer of the Utah Cemetery Association since 1987.

     J. Lynn Beckstead, Jr. has been a director of the Company since March 2002. Mr. Beckstead has also served as Vice President and a director of Security National Financial Corporation since March 2002. In addition, he is President of Security National Mortgage Company, an affiliate of the Company, and has served in this position since July 1993. From 1990 to 1993, Mr. Beckstead was Vice President and a director of Republic Mortgage Corporation. From 1983 to 1990, Mr. Beckstead was Vice President and a director of Richards Woodbury Mortgage Corporation. From 1980 to 1983, he was a principal broker for Boardwalk Properties. From 1978 to 1980, Mr. Beckstead was a residential loan officer for Medallion Mortgage Company. From 1977 to 1978, he was a residential construction loan manager of Citizens Bank.

     Charles L. Crittenden has been a director of the Company since December 1998. Mr. Crittenden is also a director of Security National Financial Corporation and has served in this position since October 1979. Mr. Crittenden has been sole stockholder of Crittenden Paint & Glass Company since 1958. He is also an owner of Crittenden Enterprises, a real estate development company, and Chairman of the Board of Linco, Inc.

     Robert G. Hunter, M.D. has been a director of the Company since December 1998. Dr. Hunter is also a director of Security National Financial Corporation and has served in this position since October 1998. Dr. Hunter is currently a practicing physician in private practice. Dr. Hunter created the statewide E.N.T. Organization (Rocky Mountain E.N.T., Inc.) where he is currently a member of the Executive Committee. He is also Chairman of Surgery at Cottonwood Hospital, a delegate to the Utah Medical Association and a delegate representing the State of Utah to the American Medical Association, and a member of several medical advisory boards.

     H. Craig Moody has been a director of the Company since December 1998. Mr. Moody is also a director of Security National Financial Corporation and has served in this position since September 1995. Mr. Moody is owner of Moody & Associates, a political consulting and real estate company. He is a former Speaker and House Majority Leader of the House of Representatives of the State of Utah.

     Norman G. Wilbur has been a director of the Company since October 1998. Mr. Wilbur is also a director of Security National Financial Corporation and has served in this position since October 1998. Mr. Wilbur worked for J.C. Penney's regional offices in budget and analysis. His final position was Manager of Planning and Reporting for J.C. Penney's stores. After 36 years with J.C. Penney's, he took an option of an early retirement in 1997. Mr. Wilbur is a past board member of Habitat for Humanities in Plano, Texas.

     The Board of Directors recommends that stockholders vote "FOR" the election of each of the nominees named above.

Executive Officers

     The following table sets forth certain information with respect to the executive officers of the Company (the business biographies for George R. Quist, Scott M. Quist and G. Robert Quist are set forth above):

           Name            Age                   Title
     ----------------     -----    -------------------------------
     George R. Quist1      83      Chairman of the Board and Chief
                                   Executive Officer
     Scott M. Quist1       51      President and Chief Operating Officer
     G. Robert Quist1      53      First Vice President and Secretary
     Stephen M. Sill       58      Vice President, Treasurer and
                                   Chief Financial Officer

     1George R. Quist is the father of Scott M. Quist and G. Robert Quist.

     Stephen M. Sill has been Vice President, Treasurer and Chief Financial Officer of the Company since March 2002. He has also served as Vice President, Treasurer and Chief Financial Officer of Security National Financial Corporation since March 2002. From 1998 to March 2002, Mr. Sill was Vice President and Controller of the Company. From 1997 to 2002, Mr. Sill was Vice President and Controller of Security National Financial Corporation. From 1994 to 2002, Mr. Sill was Vice President and Controller of Security National Life Insurance Company. From 1989 to 1993, he was Controller of

Flying J. Inc. From 1978 to 1989, Mr. Sill was Senior Vice President and Controller of Surety Life Insurance Company. From 1975 to 1978, he was Vice President and Controller of Sambo's Restaurant, Inc. From 1974 to 1975, Mr. Sill was Director of Reporting for Northwest Pipeline Corporation. From 1970 to 1974, he was an auditor with Arthur Andersen & Co. Mr. Sill is a past President of the Insurance Accounting and Systems Association (IASA), a national association of over 1,300 insurance companies and associate members.

     The Board of Directors of the Company has a written procedure, which requires disclosure to the board of any material interest or any affiliation on the part of any of its officers, directors or employees that is in conflict or may be in conflict with the interests of the Company.

     No director, officer or 5% stockholder of the Company or its subsidiaries, or any affiliate thereof has had any transactions with the Company or its subsidiaries during 2003 or 2002.

     Each of the directors are board members of Security National Financial Corporation (the ultimate parent of the Company) with the exception of G. Robert Quist, which has a class of equity securities registered under the Securities and Exchange Act of 1934, as amended. In addition, Scott M. Quist is a regional director of Key Bank of Utah.

     All directors of the Company hold office until the next Annual Meeting of Stockholders and until their successors have been duly elected and qualified, or until their earlier resignation or removal.

Board Meetings and Committees

     The Company's Board of Directors held a total of five meetings during 2003. During 2003, the board had an Audit Committee, a Compensation Committee, and an Executive Committee. The board does not have a Nominating Committee.

     The Audit Committee is responsible for reviewing the services performed by the Company's independent public accountants and internal audit department and evaluating the Company's accounting practices and procedures and its system of internal accounting controls. The Audit Committee consists of Messrs. Charles L. Crittenden, H. Craig Moody and Norman G. Wilbur. During 2003, the Audit Committee met on two occasions.

     The Compensation Committee is responsible for recommending to the Board of Directors for approval the annual compensation of each executive officer of the Company and the executive officers of the Company's subsidiaries, advising management with respect to compensation levels for key employees, developing policy in the areas of compensation and fringe benefits, and creating employee compensation plans. The Compensation Committee consists of Messrs. Charles L. Crittenden, Norman G. Wilbur, and George R. Quist. During 2003 the Compensation Committee met on three occasions.

     The Executive Committee reviews Company policy, major investment activities and other pertinent transactions of the Company. The Executive Committee consists of Messrs. George R. Quist, Scott M. Quist, and H. Craig Moody. During 2003 the Executive Committee met on two occasions.

     During 2003, no director attended fewer than 75% of the total number of meetings of the Board of Directors or the total number of meetings held by all committees of the Board of Directors on which he served.

Other Matters

     The size of the Company's Board of Directors for the coming year is eight members. The term of office of each director is for a period of one year or until the election and qualification of his successor. A director is not required to be a resident of the state of Florida.

     Unless authority is withheld by your Proxy, it is intended that the common stock represented by your Proxy will be voted for each of the eight nominees. If any nominee should not serve for any reason, the Proxy will be voted for such person as shall be designated by the Board of Directors to replace such nominee. The Board of Directors has no reason to expect that any nominee will be unable to serve. There is no arrangement between any of the nominees and any other person or persons pursuant to which he was or is to be selected as a director. There is no family relationship between or among any of the nominees except that Scott M. Quist and G. Robert Quist are sons of George R. Quist.

     Pursuant to the NASDAQ corporate governance requirements recently made applicable to NASDAQ SmallCap Market companies, the Company must have (i) a minimum of two independent directors; (ii) an audit committee with a majority of independent directors; and (iii) an annual stockholders meeting. The Company has and can presently satisfy each of these requirements. Messrs. Crittenden, Hunter, Moody, and Wilbur qualify as independent directors.

Board Compensation

     During 2003, the directors received no form of compensation from the Company for their services as a director. However, the directors of the Company, except for G. Robert Quist, are also directors of Security National Financial Corporation, the ultimate parent company of the Company, and are paid a director's fee by Security National Financial Corporation for their services as a director of Security National Financial Corporation and its subsidiaries, including serving as a director of the Company.

Executive Compensation

     The following table sets forth, for each of the last three fiscal years, the compensation received by George R. Quist, Chairman of the Board and Chief Executive Officer, and all other executive officers (collectively, the "Named Executive Officers") at December 31, 2003, whose salary and bonus for all capacities exceed $100,000 for the fiscal year ended December 31, 2003.

                           Summary Compensation Table

                          Annual Compensation                                    Long-Term Compensation
                                                              Other
                                                             Annual   Restricted   Securities      Long-Term   All Other
Name and                                                     Compen-     Stock     Underlying      Incentive    Compen-
Principal Position        Year      Salary($)    Bonus($)  sation($)(2) Awards($)  Options/SARs(#) Payout($)  sation($)(3)
------------------        ----      ---------    --------  ------------ ---------  --------------- ---------  ------------
George R. Quist (1)       2003        $0            $0          $0         0          N/A             N/A         N/A
  Chairman of the Board   2002        $0            $0          $0         0          N/A             N/A         N/A
   and Chief Executive
   Officer                2001        $0            $0          $0         0          N/A             N/A         N/A
---------

(1) Effective January 1, 1999, the Company entered into an Administrative Services Agreement with its ultimate parent Security National Financial Corporation (Security National). Under the terms of the Administrative Services Agreement, all of the Company's employees became employees of Security National. Administrative functions previously performed by the Company are now being furnished to the Company under this Agreement. The Company pays to Security National $250,000 per month or $3 million per year for the Administrative services.

     The following table sets forth information concerning the exercise of options to acquire shares of the Company's Common Stock by the Named Executive Officers during the fiscal year ended December 31, 2003, as well as the aggregate number of value of unexercised options held by the Named Executive Officers on December 31, 2003.

     Aggregated Option/SAR Exercised in Last Fiscal Year and Fiscal Year-End Option/SAR Values.

                                                         Number of  Securities Underlying        Value of Unexercised
                                                             Unexercised Options/SARs        In-the-Money Options/SARs at
                                                              at December 31, 2003(#)            December 31, 2003($)
                                                              -----------------------            --------------------
                     Shares Acquired          Value
Name                  on Exercise(#)      Realized ($)      Exercisable     Unexercisable     Exercisable    Unexercisable
----                  --------------      ------------      -----------     -------------     -----------    -------------
George R. Quist           -0-                $0               -0-               -0-             $0                $0

     The Company does not have a pension, retirement or other deferred compensation plan, or any other similar arrangement. In addition, the Company does not have any employee contracts.

                APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

                                   PROPOSAL 2

     The Company's Board of Directors, the Board of Directors of Security National Life Insurance Company, and the Board of Directors of SSLIC Holding Company have agreed to an Agreement and Plan of Reorganization dated August 25, 2004. Upon completion of the proposed Agreement and Plan of Reorganization, SSLIC Holding Company will be merged with and into the Company which merger, if consummated, would result in (i) the Company becoming a wholly-owned subsidiary of Security National Life Insurance Company and (ii) the stockholders of the Company (except for Security National Life Insurance Company and SSLIC Holding Company) becoming entitled to receive cash for the shares of the Company's common stock. The Agreement and Plan of Reorganization is set forth in Appendix
A. The following summary of the principal features of the Agreement and Plan of Reorganization is subject to, and qualified in its entirety by Appendix A.

     If the proposed merger is completed, the separate existence of SSLIC Holding Company will cease as the Company will be the surviving corporation in the merger and will continue to be governed by the laws of the State of Florida, and the separate corporate existence of the Company will continue unaffected by the merger. The shares of common stock owned by the Company's stockholders (except for the shares of common stock owned by Security National Life Insurance Company and SSLIC Holding Company) immediately prior to the effective time of the merger will be exchanged for cash.

     The total amount of cash to be paid by Security National Life Insurance Company to the holders of the Company's common stock (except for the Security National Life Insurance Company and SSLIC Holding Company), holding an aggregate of 490,816 shares of the Company's common stock, pro rata to their respective share ownership, will be $3.84 per share of common stock, or an aggregate of $1,884,733.44. The 490,816 shares of the Company's common stock that Security National Life Insurance Company has agreed to purchase from the Company's stockholders represent 23.3% of the outstanding shares of the Company, or all of the outstanding shares of the Company, except for the shares of common stock held by Security National Life Insurance Company and SSLIC Holding Company.

     If the proposed merger is completed, each share of the Company's common stock issued and outstanding immediately prior to the effective time of the merger (except for shares of the Company's common stock held by Security National Life Insurance Company and SSLIC Holding Company) will, by virtue of the merger and without any action on the part of the stockholder thereof, automatically be canceled and converted into the right to receive cash in the amount equal to $3.84 per share. In addition, each holder of the Company's common shares immediately prior to the effective time of the merger (except for shares of the Company's common stock held by Security National Life Insurance Company and SSLIC Holding Company) will, by virtue of the merger and without any action on the part of such stockholder, cease being a stockholder of the Company and automatically receive cash in an amount equal to the number of shares of common stock held of record by such stockholder at such time multiplied by $3.84 per share.

     At the Company's Annual Meeting of Stockholders, which is scheduled to be held on October 22, 2004, the Company's stockholders will be asked to vote on the approval and adoption of the Agreement and Plan of Reorganization and the proposed merger. In order to complete the proposed merger, a majority of all common shares entitled to vote on the proposal by the Company's stockholders must vote to approve and adopt the Agreement and Plan of Reorganization and the merger.

Conditions for Completion of the Merger.

     The  obligations of the Company,  SSLIC Holding and Security  National Life
Insurance   Company  to  complete  the  proposed   merger  are  subject  to  the
satisfaction of the following conditions:

o The approval and adoption of the Agreement and Plan of Reorganization by the Company's stockholders;

o The termination or expiration of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or such compliance shall have been waived by the governmental agencies having authority to give such waiver;

o All authorizations, consents, orders or approvals of any governmental entity (including the insurance departments of the states of Florida and Utah) necessary for the transactions contemplated by the Agreement and Plan of Reorganization shall have been obtained;

o On the closing date the dissenting shares of the Company's common stock shall not exceed 10% of the outstanding common shares of the Company;

o There shall not be instituted any action or proceeding before any court or governmental agency or other regulatory administrative agency or commission challenging the transactions contemplated by the Agreement and Plan of Reorganization.

o Each officer and director of the Company shall have executed a letter containing the resignation of such person as such officer and/or director effective as of the effective time of the merger or such date as Security National Life Insurance Company shall request;

Termination of the Agreement

     The Company and Security National Life Insurance Company can jointly agree to terminate the proposed Agreement and Plan of Reorganization at any given time. Either company may also terminate the agreement under other circumstances described in the Agreement and Plan of Reorganization as set forth in Appendix A.

Fairness Opinion

     The Company's Board of Directors and the Board of Directors of Security National Life Insurance Company have retained the firm of Houlihan Valuation Advisors to provide a valuation report to estimate the fair market value of the 490,816 shares of the Company's common stock to be purchased in the transaction from the minority stockholders as of June 30, 2004, and to express an opinion as to the fairness to the Company's minority stockholders of the proposed purchase by Security National Life Insurance Company of the 490,816 shares of the Company's common stock, assuming the transaction is consummated as proposed. Houlihan Valuation Advisors has provided a fairness opinion to the Company's
Board of Directors and the Board of Directors of Security National Life Insurance Company dated August 25, 2004.

     In the fairness opinion, Houlihan Valuation Advisors state that it is their opinion that the transaction as proposed in the Agreement and Plan of Reorganization is fair to the Company's minority shareholders from a financial point of view, assuming that the transaction is consummated as proposed at a common share price of $3.84 per share, and that the minority shareholders are receiving adequate consideration in the transaction in exchange for the sale of their common stock. An executive summary of the fairness opinion is set forth in Appendix B attached to this proxy statement. A copy of the valuation report and the fairness opinion prepared by Houlihan Valuation Advisors can be obtained upon written request to Mr. G. Robert Quist, First Vice President and Secretary, at 5300 South 360 West, Suite 250, Salt Lake City, Utah 84123, (or P.O. Box 57250, Salt Lake City, Utah 84157-0250).

Rights of Dissenting Stockholders

     Stockholders who do not vote in favor of the Agreement and Plan of Reorganization and who follow certain other procedures summarized below have the right to dissent from, and obtain payment for, their shares in the event of the consummation of the proposed merger. The following is a summary of the provisions of the Florida Business Corporation Act that specify the procedures to be followed by any stockholder who wishes to dissent and demand payment for his shares in the event of consummation of the Agreement and Plan of Reorganization. Certain provisions of the Florida Business Corporation Act regarding rights of dissenting stockholders are set forth in their entirety in Appendix C attached to this proxy statement, and this summary is qualified by reference to these provisions.

     Since we have furnished to stockholders in this proxy statement information with respect to the Agreement and Plan of Reorganization in order to enable a stockholder to evaluate the proposal and to determine whether or not to exercise dissenter's rights, a stockholder may assert these rights only if (a) the stockholder delivers to the Company, before the vote is taken at the stockholders' meeting, a written demand for payment for his shares in the event the Agreement and Plan of Reorganization is consummated, and (b) the stockholder does not vote in favor of the Agreement and Plan of Reorganization. If a stockholder votes in favor of the Agreement and Plan of Reorganization, he will not be entitled to dissent and demand payment for his shares, and a dissenting vote on the Agreement and Plan of Reorganization will not satisfy the above requirement that a written demand for payment be delivered to the Company.

     Within 10 days after approval of the Agreement and Plan of Reorganization at the stockholders' meeting, the Company shall give written notice of such consent or adoption of the merger to each stockholder who filed notice of intent to demand payment for his shares, except any who voted for the proposed action. Within 20 days after giving notice to such stockholder, any stockholder who elects to dissent shall file with the Company a notice of such election and demand for payment of the fair value of his shares. Any stockholder failing to file such election to dissent within the 20-day period shall be bound by the terms of the Agreement and Plan of Reorganization. Any stockholder filing an election to dissent shall deposit his certificates with the Company simultaneously with the filing of the election to dissent. Upon filing a notice of election to dissent, the stockholder shall thereafter be entitled only to payment, and shall not be entitled to vote or exercise any other rights as a stockholder of the Company.

     Within 10 days after the expiration of the period in which stockholders may file their notices of election to dissent, or within 10 days after such merger is effective, whichever is later (but in no case later than 90 days from the date of the stockholders' meeting), the Company shall make a written offer to each dissenting shareholder who made demand to pay an amount the Company estimates to be the fair value of such shares. Such notice and offer shall be accompanied by the Company's balance sheet as of the end of its fiscal year ended December 31, 2003, its income statement for the fiscal year ended December 31, 2003, and its latest interim financial statements. If within 30 days after making of such offer any stockholder accepts the offer, payment of his shares shall be made within 90 days after making of such offer or the consummation of the merger, whichever is later. Upon payment of the agreed value, the dissenting stockholder will cease to have any interest in such shares.

     If the Company fails to make such offer within the period specified or if it makes the offer and any dissenting shareholder fails to accept the offer within the period of 30 days thereafter, then the Company, within 30 days of receipt of written demand from dissenting stockholder given within 60 days after the date on which such merger was effected, shall, or at its election at any time within such period of 60 days may, file an action in any court of competent jurisdiction in the county of Florida where the Company maintains a registered office requesting that the fair value of such shares be determined. The court shall also determine whether each dissenting stockholder, as to whom the Company requests the court to make such determination, is entitled to receive payment for his shares. If the Company fails to institute the proceedings, any dissenting shareholder may do so in the name of the Company. All dissenting stockholders (whether or not residents of Florida), other than stockholders have agreed with the Company as to the value of the shares, shall be made parties to the proceeding as an action against the shares.

     The court may, if it so elects, appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The Company shall pay each dissenting stockholder the amount found to be due within 10 days after final determination of the proceedings. Upon payment of the judgment, the dissenting stockholder shall cease to have any interest in such shares. Judgment, may at the discretion of the court, include a fair rate of interest, to be determined by the court.

     The court, in such appraisal proceedings, will determine all costs of the proceedings, including the reasonable compensation and expenses of the appraisers, if any, and experts employed by any party, but would exclude the fees and expenses of counsel for any party. If fair value of the shares as determined by the court materially exceeds the amount which the Company offered to pay for those shares, or if no offer was made, then all or any part of such expenses may be assessed against the Company.

Market for the Company's Common Stock and Related Stockholder Matters

     The principal market on which the Company's common stock is traded is the over-the-counter market. Trading information with respect to the Company's shares is available through the National Association of Securities Dealers
Automated Quotation (NASDAQ) System under the symbol "SSLI". On September 7, 2004, the last reported sale price of the Company's common stock was $3.78 per share. The following are the high and low closing sale prices for the Company's common stock during the calendar quarters indicated, as quoted in the NASDAQ system. The quotations represent prices between dealers in securities and do not include retail markups, markdowns or commissions and do not necessarily represent actual transactions.

Period (Calendar Year)                                         Price Range
                                                              High      Low
       2002
               First Quarter..................................3.50      3.01
               Second Quarter.................................3.30      3.15
               Third Quarter..................................3.65      3.19
               Fourth Quarter.................................4.25      3.21
       2003
               First Quarter..................................6.50      3.48
               Second Quarter.................................4.47      3.41
               Third Quarter..................................3.70      3.10
               Fourth Quarter.................................4.70      3.11
       2004
               First Quarter..................................4.75      3.22
               Second Quarter.................................4.25      3.05
               Third Quarter (through September 7, 2004)..... 3.87      3.10

     The above prices have been adjusted for the effect of annual stock dividends.

     The Board of Directors recommends that stockholders vote "FOR" approval of the Agreement and Plan of Reorganization.

          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

                                   PROPOSAL 3

     The independent public accounting firm of Tanner + Co. has been the Company's independent accountants since December 31, 1999. The Audit Committee has recommended and the Board of Directors has appointed Tanner + Co. for purposes of auditing the financial statements of the Company for the fiscal year ending December 31, 2004. It is anticipated that representatives of Tanner + Co. will be present at the Annual Meeting and will be provided an opportunity to make a statement if they desire, and to be available to respond to appropriate questions.

     The Board of Directors recommends that stockholders vote "FOR" ratification of the appointment of Tanner + Co. as the Company's independent accountants for fiscal year ending December 31, 2004.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who own more than 10% of any class of the Company's common stock to file reports of ownership and periodic changes in ownership of the Company's common stock with the Securities and Exchange Commission. Such persons are also required to furnish the Company with copies of all Section 16(a) reports they file.

     Based solely on its review of the copies of stock reports received by it with respect to fiscal 2003, or written representations from certain reporting persons, the Company believes that all filing requirements applicable to its directors, officers and greater than 10% beneficial owners were complied with.

Certain Relationships and Related Transactions

     Insuradyne Corporation, a wholly owned subsidiary of Security National Financial Corporation, serves as general agent for the Company, pursuant to a general agency agreement, which is terminable by either party with 30 day's notice. In such capacity, Insuradyne receives a commission on the first year commissionable premium on certain of the Company's policies as well as a small renewal commission on certain other policies. In accordance with the Florida Insurance Code, a copy of the Company's General Agency Agreement with Insuradyne Corporation was filed with and approved by the Florida Department of Insurance. Management of the Company believes that the terms of its General Agency Agreement with Insuradyne are as favorable to the Company as terms which could be obtained from independent third parties.

     During 2003 and 2002, gross commissions in the amount of $97,124 and $109,268 respectively, were earned by Insuradyne Corporation. At December 31, 2003, the Company owed $57,064 to Insuradyne as a result of commissions earned by Insuradyne but for which Insuradyne has not yet requested payment.

     No director or officer of the Company or any associates of any director or officer of the Company was indebted to the Company at December 31, 2003.

     The Company continues to be indebted to its parent, Security National Life Insurance Company, in the amount of $1,000,000, pursuant to a promissory note dated December 1988, which bears interest at the annual rate of interest equal to the prime rate (as hereinafter defined) plus 2%, with such interest rate not to be less than 9% nor in excess of 11%. For purposes of this promissory note, prime rate is defined to mean the prime rate as announced by Compass Bank, Birmingham,

Alabama, from time to time, as its prime rate (which interest rate is only a bench mark, is purely discretionary and is not necessarily the best or lowest rate charged borrowing customers). This promissory note is due on demand and is payable out of capital surplus in excess of $1,750,000, pursuant to Florida statutes, section 628.40. Interest and principal can only be repaid upon the express written approval of the Florida Department of Insurance.

     The Company entered into an Administrative Services Agreement dated December 17, 1998 with Security National Financial Corporation. Under the terms of the agreement, Security National Financial Corporation has agreed to provide the Company with certain defined administrative and financial services, including accounting services, financial reports and statements, actuarial, policyholder services, underwriting, data processing, legal, building management, marketing advisory services and investment services. In consideration for the services to be provided by Security National Financial Corporation, the Company will pay Security National Financial Corporation an administrative services fee of $250,000 per month, which may be increased, beginning on January 1, 2001, to reflect increases in Consumer Price Index, over the index as of January 1, 2000, provided, however, that such fee shall be reduced to zero for so long as the capital and surplus of the Company is less than or equal to $6,000,000 unless the Company and Security National Financial Corporation otherwise agree to in writing and such agreement is approved by the Florida Department of Insurance.

     The Administrative Services Agreement is to remain in effect for an initial term expiring on December 16, 2003. However, the term of the agreement was automatically extended for an additional one-year term expiring December 16, 2004. The agreement may be extended for additional one-ear terms, unless either the Company or Security National Financial Corporation shall deliver a written notice on or before September 30 of any year stating to the other its desire not to extend the term of the agreement.

     SSLIC Holding Company, a wholly owned subsidiary of Security National Life Insurance Company, owns 77% of the outstanding shares of common stock of the Company. Security National Life Insurance Company is a wholly owned subsidiary of Security National Financial Corporation. In addition, George R. Quist, the Company's Chief Executive Officer is the Chief Executive Officer of Security National Financial Corporation; Scott M. Quist, the Company's President and Chief Operating Officer, is the President and Chief Operating Officer of Security National Financial Corporation; G. Robert Quist, the Company's Vice President and Secretary, is the First Vice President and Secretary of Security National Financial Corporation; Stephen M. Sill, the Company's Vice President, Treasurer and Chief Financial Officer, is the Vice President, Treasurer and Chief Financial Officer of Security National Financial Corporation. Finally, the directors of the Company, with the exception of G. Robert Quist, also serve as the directors of Security National Financial Corporation.

     On December 28, 1998 the Company entered into a Loan Funding and Fee Agreement and Agency Agreement with Security National Mortgage Company, a subsidiary of Security National Financial Corporation. Under the terms of the agreement, Security National Mortgage Company assigned its interest in residential mortgage loans that have been pre-sold to third party investors to the Company. The Company purchased these loans and held them as short-term investments until it received the proceeds from the third-party investors. The Company receives fee income from Security National Mortgage Company based upon how long the loans were outstanding. At December 31, 2003 and 2002, the Company had outstanding loan purchases of $17,497,249 and $16,283,759, respectively. Included in investment income was $1,478,281 and $1,130,231 of fee income for the years ended December 31, 2003 and 2002, respectively.

     The Company received for the years ended December 31, 2003 and 2002, $167,349 and $168,933, respectively, as rental income from Security National
Financial Corporation for a lease of office space in the Company's building under the terms of the Administrative Services Agreement.

     The Company received for the year ended December 31, 2003 and 2002, $33,767 and $75,622, respectively, in interest income from Security National Financial Corporation for short-term loans of which $28,091 and $113,707 were outstanding as of December 31, 2003 and 2002.

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth certain information with respect to beneficial ownership of the Company's Common Stock as of December 31, 2003 for
(i) each executive officer of the Company, (ii) each director, (iii) each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares, and (iv) all directors and officers as a group.

                                                                   Percent of
       Name and Address(1)                       Number of Shares   Ownership
       -------------------                       ----------------   ---------
  SSLIC Holding Company(2)(3)                         1,207,784        57.4%
  Security National Life Insurance Company(2)(3)        406,635        19.3%
  George R. Quist(3)                                          0          *
  Scott M. Quist(3)                                           0          *
  G. Robert Quist(3)                                          0          *
  Stephen M. Sill                                             0          *
  Charles L. Crittenden(3)                                    0          *
  H. Craig Moody(3)                                           0          *
  Robert G. Hunter, M.D.(3)                                   0          *
  Norman G. Wilbur(3)                                         0          *
  J. Lynn Beckstead, Jr.(3)                                   0          *
  All executive officers and directors
   as a group (9 persons)                             1,614,419        76.7%
 -----------------------------
     *Less than 1%.

(1) Unless otherwise indicated, the address of each listed stockholder is c/o Security National Financial Corporation, 5300 South 360 West, Suite 350, Salt Lake City, UT 84123.

(2) SSLIC is a wholly owned subsidiary of Security National Life Insurance Company.

(3) Each of the directors of the Company, except for G. Robert Quist, are directors of the Company and Security National Life Insurance Company and accordingly, exercise shared voting and investment power with respect to the shares of the Company's common stock beneficially owned by the Company and Security National Life Insurance Company, respectively.

                          REPORT OF THE AUDIT COMMITTEE

     The Company has an Audit Committee consisting of three non-management directors, Charles L. Crittenden, H. Craig Moody, and Norman G. Wilbur. Each member of the Audit Committee is considered independent and qualified in accordance with applicable independent director and audit committee listing standards. The Company's Board of Directors has adopted a written charter for the Audit Committee.

     During the year 2003, the Audit Committee met two times. The Audit Committee has met with management and discussed the Company's internal controls, the quality of the Company's financial reporting, the results of internal and external audit examinations, and the audited financial statements. In addition, the Audit Committee has met with the

Company's independent auditors, Tanner + Co., and discussed all matters required to be discussed by the auditors with the Audit Committee under Statement on Auditing Standards No. 61 (communication with audit committees). The Audit Committee received and discussed with the auditors their annual written report on their independence from the Company and its management, which is made under Independence Standards Board Standard No. 1 (independence discussions with audit committees), and considered with the auditors whether the provision of financial information systems design and implementation and other non-audit services provided by them to the Company during 2001 was compatible with the auditors' independence.

     In performing these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company's management, which is responsible for the integrity of the Company's internal controls and its financial statements and reports, and the Company's independent auditors, who are responsible for performing an independent audit of the Company's financial statements in accordance with United States generally accepted auditing standards and for issuing a report on these financial statements.

     Pursuant  to  the  reviews  and  discussions  described  above,  the  Audit
Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission.

                AUDIT FEES, FINANCIAL INFORMATION SYSTEMS DESIGN
                   AND IMPLEMENTATION FEES AND ALL OTHER FEES

     Fees paid during the year 2003 for the annual audit of the financial statements and employee benefit plans, and related quarterly reviews were approximately $55,000. There were no other fees during 2003.

                                  OTHER MATTERS

     The Company knows of no other matters to be brought before the Annual Meeting, but if other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent in accordance with their judgment.

                     ANNUAL REPORT AND FINANCIAL STATEMENTS

     Stockholders are referred to the Company's annual report, including financial statements, for the fiscal year ended December 31, 2003. The annual report is incorporated in this Proxy Statement and is not to be considered part of the soliciting material. Enclosed is a copy of the Company's Annual Report on Form 10-K as filed with the Securities and Exchange Commission for the year ended December 31, 2003 and a Quarterly Report on Form 10-Q as filed with the Securities and Exchange Commission for the period ended June 30, 2004.

                 DEADLINE FOR RECEIPT OF STOCKHOLDER'S PROPOSALS
                   FOR ANNUAL MEETING TO BE HELD IN JULY 2005

     Any proposal by a stockholder to be presented at the Company's next Annual Meeting of Stockholders expected to be held in July 2005 must be received at the offices of the Company, 755 Rinehart Road, Lake Mary, Florida 32746, no later than March 31, 2005.

                                  By order of the Board of Directors,


                                  G. Robert Quist
                                  Vice President and Corporate Secretary


September 22, 2004

            PROXY - SOUTHERN SECURITY LIFE INSURANCE COMPANY - PROXY
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                                  COMMON STOCK

     The undersigned Common Stockholder of Southern Security Life Insurance Company (the "Company") acknowledges receipt of the Notice of Annual Meeting of the Stockholders to be held on October 22, 2004, at 755 Rinehart Road, Lake Mary, Florida, at 10:00 a.m. Eastern Daylight Time, and hereby appoints Messrs. George R. Quist, Scott M. Quist and G. Robert Quist, or any of them, each with full power of substitution, as attorneys and proxies to vote all the shares of the undersigned at said Annual Meeting of Stockholders and at all adjournments or postponements thereof, hereby ratify and confirm all that said attorneys and proxies may do or cause to be done by virtue hereof. The above-named attorneys and proxies are instructed to vote all of the undersigned's shares as follows:

1. To elect eight directors to be voted upon by the common stockholders together:

              [ ] FOR all nominees listed below (except as marked to the contrary below)

              [ ] WITHHOLD AUTHORITY to vote for all nominees
                  listed below.

(INSTRUCTION: to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below.)

            J. Lynn Beckstead, Jr., Charles L. Crittenden, Robert G. Hunter, M.D., H. Craig Moody, George R. Quist, G. Robert
                   Quist, Scott M. Quist, and Norman G. Wilbur

2. To approve the Agreement and Plan of Reorganization with Security National Life Insurance Company and SSLIC Holding Company, which if consummated, would result in (i) Southern Security Life Insurance Company becoming a wholly-owned subsidiary of Security National Life Insurance Company and
     (ii) the shareholders of Southern Security Life Insurance Company (except for Security National Life Insurance Company and SSLIC Holding Company) becoming entitled to receive cash for their common shares of Southern Security Life Insurance Company

               [  ]  FOR                 [  ]  AGAINST

3. To ratify the appointment of Tanner + Co. as the Company's independent accountants for the fiscal year ending December 31, 2004;

               [  ]  FOR                 [  ]  AGAINST

4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 and 4.

Dated                                                , 2004
      ------------------------------------------------


Signature of Stockholder


Signature of Stockholder

     Please sign your name exactly as it appears on your share certificate. If shares are held jointly, each holder should sign. Executors, trustees, and other fiduciaries should so indicate when signing. Please sign, date, and return this Proxy Card immediately.

NOTE: Securities dealers or other representatives: Please state the number of shares voted by this Proxy.

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 10-K

              [X] ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                 For the fiscal year ended December 31, 2003, or

              [ ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                        For the Transition Period from to

                         Commission File Number 2-35669

                    Southern Security Life Insurance Company
             (Exact name of registrant as specified in its Charter)

       FLORIDA                                59-1231733
    -------------                           -------------
(State or other jurisdiction                (I.R.S. Employer
 of incorporation or organization)       Identification Number)

755 Rinehart Road, Lake Mary, Florida                 32746
-------------------------------------                 -----
     (Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code:    (407)  321-7113
                                                       ---------------

Securities registered pursuant to Section 12(b) of the Act: None


Securities registered pursuant to Section 12(g) of the Act:

    Title of each Class             Name of each exchange on which registered
 ----------------------------       ------------------------------------------
 Common Stock, $1.00 Par Value                Nasdaq National Market

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to the filing requirements for the past 90 days.

                                  X      Yes               No
                                -------             -----

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of Company's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. [ ]

The aggregate market value of the voting stock held by non-affiliates of the Registrant as of the last business day of Registrant's most recently completed second fiscal quarter was $7,137,000, based on the closing price on that date on the Nasdaq National Market. There were 2,103,600 shares of voting common stock outstanding at March 25, 2004.

                      DOCUMENTS INCORPORATED BY REFERENCE

Portions of the definitive Proxy Statement for the Registrant's 2004 Annual Meeting of Stockholders are incorporated by reference into Part III hereof.

============================================================================

                                     PART I


Item 1.  Business.
-----------------

Southern Security Life Insurance Company (the "Company") is a legal reserve life insurance company authorized to transact business in the states of Alabama, Florida, Georgia, Hawaii, Indiana, Illinois, Kentucky, Louisiana, Michigan, Missouri, Oklahoma, South Carolina, Tennessee and Texas. It was incorporated under Florida law in 1966 and was licensed and commenced business in 1969. During 2003 approximately 43% of the premium income of the Company was from business in force in Florida, its state of domicile. The Company's only industry segment is the ordinary life, accident and health, and annuity business.

Effective December 17, 1998, Security National Financial Corporation ("SNFC"), an SEC registrant, acquired through its wholly owned subsidiary Security National Life Insurance Company, 100% of the assets of Consolidare Enterprises, Inc. ("Consolidare"), which owned 57.4% of the outstanding shares of the Company. During March 1999, SNFC changed Consolidare's name to SSLIC Holding Company, Inc. Subsequent to the acquisition, SNFC has increased its ownership of the Company to 77%.

The Company at present sells traditional life and annuity policies as well as universal life policies with various companion riders. The Company's accident and health insurance business has never been a significant portion of the Company's business. It does not presently sell industrial life or group life insurance other than through its participation as a reinsurer in the Servicemen's Group Life Insurance Program ("SGLI").

The major product currently sold in the Company's traditional line of life insurance is 10-Pay Whole Life with an Annuity Rider. The savings aspect of the Annuity Rider is marketed as a tool for parents to help fund their children's higher education. The product is offered to parents who have children under the age of 25. This represented 77% and 64% of the first year premiums collected in 2003 and 2002, respectively.

The Company introduced in 1996 a new series of products designed for the seniors market. This new series targets the needs of senior citizens especially as they plan for their final expenses. These new policies are traditional endowment type policies. Because they are written to a senior market they are designed to accommodate adverse health conditions. Because of the size of the policies they are usually issued with only limited underwriting. The coverage size of the policy is roughly equivalent to the insured's anticipated funeral costs. This new series represented 12% and 29% of the first year premiums collected in 2003 and 2002, respectively.

The Company introduced its first universal life product in 1986 and currently has two principal universal life products in force. These universal life products offer flexibility to the client as well as tax advantages, both currently and upon the death of the insured. These products allow the Company to better compete in the current market environment. In excess of 6% and 3% of the first year premiums collected by the Company in 2003 and 2002, respectively, were universal life products.


The following table provides information (on a statutory basis) concerning the amount and percentage of premium income resulting from the principal lines of insurance written by the Company during the periods indicated:

                                     2003                            2002                            2001
                                     ----                            ----                            ----
                              Amount     Percentage          Amount      Percentage          Amount      Percentage
Life Insurance-
Ordinary (1)           $7,561,359            158%     $7,882,752             94%     $7,873,378             98
   Plus Reinsurance
    Assumed                50,392              1          70,483              1         125,137              1
   Less Reinsurance
    Ceded(2)           (4,431,483)           (92)       (794,539)           (10)       (831,358)           (10)

Individual
Annuities (1)             666,740             14         396,352              5         149,424              2

Life Insurance-
Group (SGLI)              835,162             17         735,987              9         589,779              7



                                     2003                            2002                            2001
                                     ----                            ----                            ----
                              Amount     Percentage          Amount      Percentage          Amount      Percentage
     Other -
     Accident & Health          110,606         2           123,042            1            145,134           2
                           ------------         -      ------------            -      -------------           -

     Total Premium Income  $4,792,776         100%       $8,414,077          100%        $8,051,494         100%
                           ==========         ===        ==========          ===         ==========         ===

     (1) A portion of each of the deposit term policies previously sold by the Company represents ordinary life insurance and the balance represents an individual annuity.

     (2) Includes ceded premiums paid to Security National Life Insurance Company in the amount of $3,656,949 for 2003 and to other companies, including Mega Life, in the amounts of $429,799, $491,002, and $549,886 for 2003, 2002 and 2001, respectively.

The following table gives information according to accounting principles generally accepted in the United States of America concerning operating ratios of the Company for the years indicated:


                                          2003         2002           2001
                                          ----        ----            ----
Total Net Insurance Revenues           $7,334,707   $7,075,257    $6,736,027

Benefit Costs Paid or Provided:
   Amount                              $5,599,434   $5,343,573    $4,482,588
   Ratio to Net Insurance Revenue            76.3%        75.5%         66.6%

Amortization of Deferred Policy
 Acquisition Costs:
   Amount                              $2,039,459   $1,969,966    $2,197,399
   Ratio to Net Insurance Revenue            27.8%        27.8%         32.6%
General Insurance Expenses:
   Amount                              $3,871,302   $3,678,920    $3,835,165
   Ratio to Net Insurance Revenue            52.8%        52.0%         56.9%

Income (loss) before Income Taxes:
   Amount                               $(170,359)    $(82,820)      $87,841
   Ratio to Net Insurance Revenue            (2.3)%       (1.2)%         1.3%
   Ratio to Total Revenue and
   Investment Income                         (1.5)%        (.8)%          .8%
   Ratio to Equity                           (1.0)%        (.5)%          .5%

The following table provides information about the Company concerning changes in life insurance in force during the periods indicated (exclusive of accidental death benefits):

                                           2003         2002             2001
                                           ----         ----             ----
                                          (In thousands except lapse ratios)
Total life insurance in force
at beginning of period:
  Ordinary Whole Life and
   Endowment-Participating                 $2,205         $180             $30
  Ordinary Whole Life and
   Endowment-Non-Participating            659,718      708,789         732,433
 Term                                      69,135       72,752          78,770
  Reinsurance Assumed                     795,720      786,273         558,575
                                      -----------   ----------     -----------
    Total                              $1,526,778   $1,567,994      $1,369,808
                                      -----------   ----------     -----------
Additions (including reinsurance
assumed):
  Ordinary Whole Life and
   Endowment-Participating             $    --     $     --         $    --
  Ordinary Whole Life and
   Endowment-Non-Participating             62,004       52,633          55,785
  Term                                      3,208        1,390           2,487
  Reinsurance Assumed                       6,008       10,352         250,240
                                      -----------  -----------     -----------
    Total                                 $71,220      $64,375        $308,512
                                      -----------  -----------     -----------

Terminations:
  Death                                    $3,642       $3,550          $2,822
  Lapse and Expiry                         17,777       17,888          21,875
  Surrender                                70,897       83,064          97,483
  Other                                     4,147        1,089         (11,854)
                                      -----------  -----------     -----------
  Total                                   $96,463     $105,591        $110,326
                                      -----------  -----------     -----------

Life Insurance in force at end of period:
  Ordinary Whole Life and
   Endowment-Participating                   $679       $2,205            $180
  Ordinary Whole Life and
   Endowment-Non-Participating            633,620      659,718         708,789
  Term                                     66,813       69,135          72,752
  Reinsurance Assumed                     800,423      795,720         786,273
                                      -----------  -----------     -----------
  Total                                 1,501,535    1,526,778       1,567,994
Reinsurance Ceded                        (401,148)    (164,248)       (179,242)
                                      -----------  -----------     -----------
Total after Reinsurance Ceded          $1,100,387   $1,362,530      $1,388,752
                                      ===========  ===========     ===========
Lapse Ratio (Reflecting termina-
tion by surrender and lapse;
ordinary life insurance only):               10.7%        11.9%           13.8%

     The Company invests and reinvests portions of its funds in securities, which are permitted investments under the laws of the State of Florida, and part of its revenue is derived from this source. Generally, securities comprising permitted investments include obligations of Federal, state and local governments; corporate bonds and preferred and common stocks; real estate mortgages and certain leases. The following table summarizes certain information regarding the Company's investment activities:

                   Average           Gross           Net
     Fiscal       Investment        Investment     Investment         Net
      Year         Assets (1)       Income(2)      Income (3)      Yield (4)
      -----      ----------        ----------     ----------       --------
      2003       $52,794,223       $4,012,470     $4,005,129          7.59%
      2002       $51,758,382       $3,846,090     $3,835,420          7.41%
      2001       $50,560,334       $3,876,422     $3,866,966          7.65%

(1) Computed by summing the beginning and ending investment and cash balances and dividing by 2.
(2)  Excludes investment gains and losses.
(3)  Net of investment expense and before income taxes.
(4) Computed on an annualized basis. Represents ratio of net investment income to average invested assets.

The Company continues its activities as a qualified lender under the Federal Family Educational Loan Program. Through this program the Company makes various types of student and parent loans available. All student loans made by the Company are guaranteed by the Federal Government. As it has in the past, the Company sells these student loans on a periodic basis to the Student Loan Marketing Association ("SLMA") thereby keeping these funds liquid.

The Company presently sells its policies on a general agency basis through a field force consisting of approximately 256 agents. All such agents are licensed as agents of, and sell for, the Company and are independent contractors who are paid exclusively on a commission basis for sales of the Company's policies. Some of the Company's agents are part-time insurance agents. Most of the Company's agents are associated with Insuradyne Corporation, a wholly-owned subsidiary of Security National Financial Corporation. See "Certain Relationships and Related Transactions" in item 13, Part III of this Report.

Effective January 1, 1999, the Company entered into an Administrative Services Agreement with its ultimate parent SNFC. Under the terms of the Administrative Services Agreement, all of the Company's employees became employees of SNFC. Administrative functions previously performed by the Company are now being furnished to the Company under this Agreement. The Company pays SNFC $250,000 per month or $3 million per year for the Administrative services.

Section 624.408 of the Florida Statutes requires a stock life insurance company to maintain minimum surplus on a statutory basis at the greater of $1,500,000 or four percent of total liabilities. The Company's required statutory minimum surplus calculated in accordance with this section is approximately $1,799,000. If the capital and surplus of the Company computed on such basis should fall below that amount, then the Company's license to transact insurance business in the State of Florida, the Company's most significant market, could be revoked unless the deficiency is promptly corrected. As of December 31, 2003, the Company had statutory capital and surplus of $11,443,488 well in excess of the required minimum.

The Risk-Based Capital for Life and/or Health Insurers Model Act (the "Model Act") was adopted by the National Association of Insurance Commissioners (NAIC) in 1992. The main purpose of the Model Act is to provide a tool for insurance regulators to evaluate the capital resources of insurers as related to the specific risks, which they have incurred and is used to determine whether there is a need for possible corrective action. The Model Act or similar regulations may have been or may be enacted by the various states.

The Model Act provides for four different levels of regulatory action, each of which may be triggered if an insurer's Total Adjusted Capital is less than a corresponding "level" of Risk-Based Capital ("RBC").

          The "Company Action Level" is triggered if an insurer's Total Adjusted Capital is less than 200% of its "Authorized Control Level RBC" (as defined in the Model Act), or less than 250% of its Authorized Control Level RBC and the insurer has a negative trend ("the Company Action Level"). At the Company Action Level, the insurer must submit a comprehensive plan to the regulatory authority of its state of domicile, which discusses proposed corrective actions to improve its capital position.

          The "Regulatory Action Level" is triggered if an insurer's Total Adjusted Capital is less than 150% of its Authorized Control Level
          RBC. At the Regulatory Action Level, the regulatory authority will perform a special examination of the insurer and issue an order specifying corrective actions that must be followed.

          The "Authorized Control Level" is triggered if an insurer's Total Adjusted Capital is less than 100% of its Authorized Control Level RBC, and at that level the regulatory authority is authorized (although not mandated) to take regulatory control of the insurer.

          The "Mandatory Control Level" is triggered if an insurer's Total Adjusted Capital is less than 70% of its Authorized Control level RBC, and at that level the regulatory authority must take regulatory control of the insurer. Regulatory control may lead to rehabilitation or liquidation of an insurer.

Based on calculations using the NAIC formula as of December 31, 2003, the Company was well in excess of all four of the control levels listed.

The industry in which the Company is engaged is highly competitive. There are in excess of 544 life insurance companies licensed in Florida, where a substantial amount of the Company's premium income is produced, and there are comparable numbers of insurance companies licensed in Alabama, Georgia, Hawaii, Illinois, Indiana, Kentucky, Louisiana, Michigan, Missouri, Oklahoma, South Carolina, Tennessee and Texas. Many of the Company's competitors have been in business for longer periods of time, have substantially greater financial resources, larger sales organizations, and have broader diversification of risks. A large number of the Company's competitors engage in business in many states and advertise nationally while the Company conducts its business on a regional basis. The Company is not a significant factor in the life insurance business in any state where the Company does business.

The states of Alabama, Florida, Georgia, Hawaii, Illinois, Indiana, Kentucky, Louisiana, Michigan, Missouri, Oklahoma, South Carolina, Tennessee and Texas require that insurers secure and retain a license or a certificate of authority based on compliance with established standards of solvency and demonstration of managerial competence. The Company, like other life insurers, is subject to extensive regulation and supervision by state insurance regulatory authorities. Such regulation relates generally to such matters as minimum capitalization, the nature of and limitations on investments, the licensing of insurers and their agents, deposits of securities for the benefit and protection of policyholders, the approval of policy forms and premium rates, periodic examination of the affairs of insurance companies, the requirement of filing annual reports on a specified form and the provision for various reserves and accounting standards.

The Company reinsures or places a portion of its insured risks with other insurers. Reinsurance reduces the amount of risk retained on any particular policy and, correspondingly, reduces the risk of loss to the Company, thus giving it greater financial stability. Reinsurance also enables the Company to write more policies and policies in larger amounts than it would otherwise consider prudent. On the other hand, reinsurance potentially reduces earnings, since a portion of the premiums received must be paid to the insurers assuming the reinsured portion of the risk.

The Company currently cedes its new reinsurance to Businessmen's Assurance Company ("BMA") and the Reinsurance Company of Hannover, both of which are unaffiliated reinsurers. Under the terms of the reinsurance agreements, the Company cedes all risks in excess of the Company's current retention limits.

The Company currently retains a maximum of $75,000 on any one life and lesser amounts on substandard risks.

Reinsurance for policy amounts in excess of the Company's retention limits is ceded on a renewable term basis, under which the amount reinsured normally decreases annually by the amount of increase in the policy reserve. In addition, the Company has coinsurance agreements with several insurers, under which premiums are shared based upon the share of the risk assumed.

The Company remains directly liable to policyholders for the full amount of all insurance directly written by it, even though all or a portion of the risk is reinsured. Reinsurers, however, are obligated to reimburse the Company for the reinsured portion of any claims paid. Consequently, if any reinsurer becomes insolvent or is otherwise unable to make such reimbursement, the Company would suffer an unexpected loss. The Company has no reason to believe that any of its reinsurers will be unable to perform their obligations under existing reinsurance agreements.

On December 31, 1992, the Company entered into a Coinsurance Reinsurance Agreement with United Group Insurance Company ("UGIC"), now Mega Life. In this agreement, UGIC agreed to indemnify and the Company agreed to transfer risk to UGIC in the amount of 18% of all universal life premium paying polices which were in force on December 31, 1992. Mega Life is an A- rated company with A.M. Best and is an authorized reinsurer in the State of Florida.

As a result of the 1992 agreement, the Company will continue to pay reinsurance premiums to Mega Life while receiving ceding commissions. As a part of the coinsurance agreement, Mega Life agreed to share in the expenses of death claims, surrenders, commissions, taxes and the funding of policy loans.

On December 26, 2003, the Company entered into a partially Coinsurance and a partially Modified Coinsurance Agreement (CoModco Agreement) with Security National Life Insurance Company (Security National Life) effective September 30, 2003. The Company ceded 50% of certain blocks of its universal life business to Security National Life. The total liabilities reinsured for this business on October 1, 2003 were $22,195,259. The Company received a ceding commission from Security National Life of $3,200,000 and will pay a risk charge to Security National Life of 1% of the outstanding Coinsurance per calendar quarter. The Company put into a bank trust investment grade bonds, which equal the outstanding liabilities ceded to Security National Life. Security National Life is named as a beneficiary of the trust and the terms of the trust are such that the Company will maintain investment grade bonds in the trust to equal the outstanding liabilities ceded to Security National Life. Under the CoModco Agreement the Coinsurance and the decrease in reserves are equal. Under U. S. GAAP the Coinsurance and the reserve decreases are netted since these are non-cash items, and the Company expects to recapture the Coinsurance from future profits of the reinsured business. The Company has the right to recapture the business at any time after September 30, 2004 upon 90 days advance notice. As of December 31, 2003 the outstanding Coinsurance amount was $3,075,137. The Company recorded as an expense the risk charge of $32,000 for the fourth quarter.

The Company does not assume any reinsurance at the present time other than its minor participation in Servicemembers' Group Life Insurance and other small blocks of business.

For reporting to state regulatory authorities the Company is required to establish policy benefit and other reserves that are calculated in accordance with statutory requirements and standards of actuarial practice and established at amounts which, with additions from premiums to be received and assumed interest on policy reserves compounded annually, are believed to be sufficient to meet policy obligations as they mature. Life reserves for the Company are based upon the Commissioner's 1958 and 1980 Standard Ordinary Table of
Mortality, with interest on policies computed at 3%, 3 1/2%, 4 1/2%, or 5%. Annuity reserves are based on the 1983 and 2000 Individual Annuity Mortality Tables, with interest on policies computed at 6 1/2%, 6 3/4%, 7%, 7 3/4%, or 8 1/4%. Reserves on the annuity portion of the Company's deposit term policies are computed on the accumulation method. Reserves for universal life policies, which comprise most of the Company's insurance in force, have been valued by using the CRVM method.

In preparing financial statements in accordance with U.S. generally accepted accounting principles, the cost of insurance, expense charges and surrender charges on universal life products are recognized as revenue. For "Annuity Contracts" with flexible terms, amounts received from policyholders are not recognized as revenue but are recorded as deposits in a manner similar to interest-bearing instruments. Accumulations on these universal life and annuity contracts are held as "Policyholders' Account Balances." For all other policies (primarily whole-life) premiums are recorded as revenue and reserves are calculated using the net level premium method. Accumulation values for these types of policies are held as benefit reserves. See "Future Policy Benefits" in
Note 1 of the Notes to Financial Statements included in this report.

The Company maintains its own policy files, prepares its own policy forms (with the assistance of its consulting actuaries), selects risks, calculates premiums, prepares premium notices, preauthorized checks and commission statements, and maintains all of its accounting records.

The Company is not affected by Federal, state or local provisions relating to discharge of materials into the environment. The Company has not spent a material amount of money during the last three fiscal years on research and development activities. The business of the Company is not seasonal in nature and is not dependent on the sources and availability of raw materials. The business of the Company is not dependent upon a single customer or a few customers, and no material portion of the Company's business is subject to renegotiation of profits or termination at the election of the Government.

Item 2.  Properties.
-------------------

The Company's corporate headquarters is located in a two story office building in Lake Mary, Florida, which is owned by the Company. The Company and an affiliated company occupy the second floor of the building. One hundred percent of the remaining rentable space was leased as of December 31, 2003.

Item 3.  Legal Proceedings.
--------------------------

An action was brought against Southern Security Life Insurance Company by National Group Underwriters, Inc. ("NGU") in state court in the State of Texas. The case was removed by the Company to the United States District Court for the Northern District of Texas, Fort Worth Division, with Civil No. 4:01-CV-403-E. An amended complaint was filed on or about July

18, 2001. The amended complaint asserted that NGU had a contract with the Company wherein NGU would submit applications for certain policies of insurance to be issued by the Company. It is alleged that disputes have arisen between NGU and the Company with regard to the calculation and payment of certain commissions as well as certain production bonuses.

NGU alleged that it had been damaged far in excess of the $75,000 minimum jurisdictional limits of the federal court. NGU also sought attorney's fees and costs as well as prejudgment and postjudgment interest. A second amended complaint and a third amended complaint, which included a fraud claim, were filed. A motion was filed by the Company to dismiss the third amended complaint, including the fraud claim. The court denied the motion. The Company counterclaimed for what it claimed to be a debit balance owing to it pursuant to the relationship between the parties (the amount subject to reduction as premiums are received). The Company also sought to recover attorney's fees and costs, as well as punitive damages on three of its causes of action.

Certain discovery took place. The federal case was dismissed by stipulation. The matter was refiled in Texas state court, Tarrant County, Case No. 348 195490 02. The claims of the respective parties are essentially the same as those in federal court, which claims include fraudulent inducement relative to entering into a contract, fraud, breach of contract, breach of duty of good faith and fair dealing, attorney's fees and exemplary damages as well as seeking an accounting and contesting the interest charges. Certain depositions have been taken since the filing again in state court and further discovery is anticipated. The Company filed a motion for partial summary judgment with respect to certain items. The court has yet to rule on the motion. A trial is presently set for October 2004. The Company intends to vigorously defend the matter as well as prosecute its counterclaim.

The Company is not a party to any other legal proceedings outside the ordinary course of the Company's business or to any other legal proceedings, which, if adversely determined, would have a material adverse effect on the Company or its business.

Item 4.  Submission of Matters to a Vote of Security Holders.
------------------------------------------------------------

No matters were submitted to a vote of the Company's shareholders during the quarter ended December 31, 2003.

                                     PART II

Item 5.  Market for the Company's Common Stock and Related Stockholder Matters.
------------------------------------------------------------------------------

     (a) Principal Market and Stock Price. The principal market on which the Company's common stock is traded is the over-the-counter market. Trading information with respect to the Company's shares is available through the National Association of Securities Dealers Automated Quotation (Nasdaq) System under the symbol SSLI.

The table below presents the high and low market closed prices for the Company's common stock during the calendar quarters indicated, as quoted in the Nasdaq system. The quotations represent prices between dealers in securities and do not include retail markups, markdowns or commissions and do not necessarily represent actual transactions.

Period (Calendar Year)                           Price Range
                                               High      Low
2002
     First Quarter                             3.50      3.01
     Second Quarter                            3.30      3.15
     Third Quarter                             3.65      3.19
     Fourth Quarter                            4.25      3.21
2003
     First Quarter                             6.50      3.48
     Second Quarter                            4.47      3.41
     Third Quarter                             3.70      3.10
     Fourth Quarter                            4.70      3.11
2004
     First Quarter (through March 25, 2004)    4.75      3.22

The above prices have been adjusted for the effect of annual stock dividends.

Approximate Number of Holders of Common Stock. There were 1,254 holders of record of the Company's common stock at December 31, 2003.

     (b) Dividends. The Company has paid no cash dividends to stockholders during the past two years, and it is not anticipated that any cash dividends will be paid at any time in the foreseeable future. The payment of dividends by the Company is subject to the regulation of the State of Florida Department of Insurance. Under such regulation an insurance company may pay dividends, without prior approval of the State of Florida Department of Insurance, equal to or less than the greater of (a) 10% of its accumulated capital gains (losses) and accumulated operating income (losses) (i.e. unassigned surplus) or (b) certain net operating profits (losses) and realized capital gains (losses) of the Company, as defined in the applicable insurance statutes. In no case can such dividends be paid if the Company will have less than 115% of the minimum required statutory surplus as to policyholders after the dividend is paid. The maximum amount that the Company could pay as a dividend during 2004 pursuant to such regulation is $376,000.

Item 6.  Selected Financial Data.
--------------------------------

The following table presents selected financial data (on a GAAP basis) concerning the Company and its financial results during the periods indicated.

                                                                YEARS ENDED DECEMBER 31,

                                        2003             2002                 2001            2000                 1999
                                        ----             ----                ------          ------               ------
Revenues:
Net insurance revenues          $     7,334,707    $     7,075,257    $     6,736,027    $     6,698,869   $     6,901,546

Net investment income                 4,005,129          3,835,420          3,866,966          3,935,607         3,909,373
Realized gain (loss)
 on investments                              --             (1,038)                --                 --                --
Other revenue, net                           --                 --                 --                 --           715,128
                                ---------------    ---------------    ---------------   ---------------    ---------------

Total Revenue                        11,339,836         10,909,639         10,602,993         10,634,476        11,526,047

Benefits, Losses & Expenses:
 Insurance living benefits            1,909,198          2,144,629          2,186,664          2,243,331         2,614,754
 Insurance death benefits             2,928,436          2,583,062          2,360,265          1,549,116         1,917,134
 Increase (decrease)
    in policy reserves                  761,800            615,882            (64,341)         1,316,964           (78,324)
 Amortization of deferred
     policy acquisition costs         2,039,459          1,969,966          2,197,399          1,797,320         3,029,223
Operating expenses                    3,871,302          3,678,920          3,835,165          3,529,380         3,261,134
                                ---------------    ---------------    ---------------   ---------------    ---------------

Total expenses                       11,510,195         10,992,459         10,515,152         10,436,111        10,743,921
Income (loss) before income
    Taxes                              (170,359)           (82,820)            87,841            198,365           782,126
Income tax expense (benefit)            (74,488)           (12,254)            16,865             38,105           150,168
                                ---------------    ---------------    ---------------   ---------------    ---------------

Net Income (loss)               $       (95,871)   $       (70,566)   $        70,976    $       160,260   $       631,958
                                ===============    ===============    ===============   ===============    ===============

Weighted average number of
    shares outstanding
    (basic and diluted)               2,078,548          1,979,291          1,907,989          1,907,989         1,907,989
                                ---------------    ---------------    ---------------    ---------------    ---------------

Basic income (loss)
    per common share                      $.05)              $(.04)              $.04               $.08              $.33
                                          ======             =====               ====               ====              ====

Diluted income (loss)
    per common share                      $(.05)             $(.04)              $.04               $.08               $.33
                                          =====              =====               ====               ====               ====

Shareholders' Equity            $    17,014,486    $    17,145,770    $    16,903,270    $    16,198,535   $    15,637,320
                                ===============    ===============    ===============    ===============   ===============

Shareholders' equity per
    common share                          $8.09              $8.56              $8.86             $8.49              $8.20
                                          =====              =====              =====             =====              =====

Assets                       $       77,664,439 $       77,264,997    $    77,479,328   $    77,125,931    $    77,208,941
                                ---------------    ---------------    ---------------   ---------------    ---------------
Life Insurance:
    Insurance in force          $ 1,501,535,000    $ 1,526,778,000    $ 1,567,994,000    $ 1,369,808,000   $ 1,455,417,000
                                ---------------    ---------------    ---------------   ---------------    ---------------

Individual insurance
    issued during current
    year                        $    65,212,000    $    54,023,000    $    58,272,000    $    60,589,000   $    66,591,000
                                ---------------    ---------------    ---------------   ---------------    ---------------
Long term obligation            $     1,000,000    $     1,000,000    $     1,000,000    $     1,000,000   $     1,000,000
                                ---------------    ---------------    ---------------   ---------------    ---------------

Cash dividends declared per
    common share                           $.00               $.00               $.00              $.00              $.00
                                           ====               ====               ====              ====              ====

Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operation.

Overview

This analysis of the results of operations and financial condition of the Company should be read in conjunction with the Selected Financial Data and Financial Statements and Notes to the Financial Statements included in this report.

The Company has primarily issued three types of insurance products: 10-Pay Whole Life with an Annuity Rider, final expense products, and universal life. The 10-Pay Whole Life with an Annuity Rider product is designed for the higher education market. The savings aspect of the Annuity Rider is marketed as a tool for parents to help fund their children's higher education. The product is offered to parents who have children under the age of 25.

Final expense products are traditional endowment type insurance policies written for the senior market. Because the products are written to a senior market they are designed to accommodate adverse health conditions. Because of the size of the policies, the products are usually issued with only limited underwriting.
The coverage size of the policy is roughly equivalent to the insured's anticipated funeral costs.

Universal life provides insurance coverage with flexible premiums, within limits, which allow policyholders to accumulate cash values. The accumulated cash values are credited with tax-deferred interest, as adjusted by the Company on a periodic basis. Deducted from the cash accumulations are administrative charges and mortality costs. Should a policy surrender in its early years, the Company assesses a surrender fee against the cash value accumulations based on a graded formula.

In connection with its higher education sales, the Company established a lead generation program that has been coupled with a recruiting program for new sales agents to help generate new business.

An additional source of income to the Company is investment income. The Company invests those funds deposited by policyholders in debt and equity securities, mortgage loans, and warehouse mortgage loans in accordance with the requirements and laws governing life insurance companies, in order to earn interest and dividend income, a portion of which is credited back to the policyholders. Interest rates and maturities of the Company's investment portfolio play an important part in determining the interest rates credited to policyholders.

Product profitability is affected by several different factors, such as mortality experience (actual versus expected), interest rate spreads (excess interest earned over interest credited to policyholders) and controlling policy acquisition costs and other costs of operation. The results of any one reporting period may be significantly affected by the level of death claims or other policyholder benefits incurred due to the Company's relatively small size.

Significant Accounting Policies and Estimates

The following is a brief summary of our significant accounting policies and a review of our most critical accounting estimates. For a complete description of our significant accounting policies, see Note 1 to our financial statements.

In accordance with accounting principles generally accepted in the United States
(GAAP), premiums and considerations received for interest sensitive products such as universal life insurance and ordinary annuities are reflected as increases in liabilities for policyholder account balances and not as revenues. Revenues reported for these products consist of policy charges for the cost of insurance, administration charges, amortization of policy initiation fees and surrender charges assessed against policyholder account balances. Surrender benefits paid relating to these products are reflected as decreases in liabilities for policyholder account balances and not as expenses. The Company receives investment income earned from the funds deposited into account balances, a portion of which is passed through to the policyholders in the form of interest credited. Interest credited to policyholder account balances and benefit claims in excess of policyholder account balances are reported as expenses in the financial statements.

Premium revenues reported for traditional life insurance products are recognized as revenues when due. Future policy benefits are recognized as expenses over the life of the policy by means of the provision for future policy benefits.

The costs related to acquiring new business, including certain costs of issuing policies and other variable selling expenses (principally commissions), defined as deferred policy acquisition costs, are capitalized and amortized into expense. For traditional life products, these costs are amortized over the premium-paying period of the related policies, in proportion to the ratio of annual premium revenues to total anticipated premium revenues. Such anticipated premium revenues are estimated using the same assumption used for computing liabilities for future policy benefits and are generally "locked in" at the date the policies are issued. For interest sensitive products, these costs are amortized generally in proportion to expected gross profits from surrender charges and investment, mortality and expense margins. This amortization is adjusted when the Company revises the estimate of current or future gross profits or margins. For example, deferred policy acquisition costs are amortized earlier than originally estimated when policy terminations are higher than originally estimated or when investments backing the related policyholder liabilities are sold at a gain prior to their anticipated maturity.

Death and other policyholder benefits reflect exposure to mortality risk and fluctuate from year to year on the level of claims incurred under insurance retention limits. The profitability of the Company is primarily affected by fluctuations in mortality, other policyholder benefits, expense levels, interest spreads (i.e., the difference between interest earned on investments and interest credited to policyholders) and persistency. The Company has the ability to mitigate adverse fluctuations through adjustments to credited interest rates, policyholder dividends or cost of insurance charges.

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses and the disclosure of contingent assets and liabilities. It is reasonably possible that actual experience could differ from the estimates and assumptions utilized which could have a material impact on the financial statements. The following is a summary of our significant accounting estimates, and critical issues that impact them:

Fixed Maturities Available for Sale

Securities available-for-sale are carried at fair value, with unrealized holding gains and losses reported in accumulated other comprehensive income which is included in stockholders' equity after adjustment for deferred income taxes and deferred acquisition costs related to universal life products.

The Company uses fair market values based on National Association of Insurance Commissioners (NAIC) values, versus values associated with normal marketing pricing services. The Company considers the difference to be immaterial.

The Company is required to exercise judgment to determine when a decline in the value of a security is other than temporary. When the value of a security declines and the decline is determined to be other than temporary, the carrying value of the investment is reduced to its fair value and a realized loss is recorded to the extent of the decline.

Deferred Acquisition Costs

Amortization of deferred policy acquisition costs for interest sensitive products is dependent upon estimates of current and future gross profits or margins on this business. Key assumptions used include the following:

     o    Yield on investments  supporting the  liabilities
     o    Amount of interest or  dividends  credited to the policies
     o    Amount of policy fees and charges
     o    Amount of expenses necessary to maintain the policies, and
     o Amount of death and surrender benefits and the length of time the policies will stay in force.

These estimates, which are revised periodically, are based on historical results and our best estimate of future expenses.

Future Policy Benefits

Reserves for future policy benefits for traditional life insurance products requires the use of many assumptions, including the duration of the policies, mortality experience, expenses, investment yield, lapse rates, surrender rates, and dividend crediting rates.

These assumptions are made based upon historical experience, industry standards and a best estimate of future results and, for traditional life products, include a provision for adverse deviation. For traditional life insurance, once established for a particular series of products, these assumptions are generally held constant.

Unearned Revenue

The universal life products the Company sells have significant policy initiation fees (front-end load), which are deferred and amortized into revenues in proportion to the estimated expected gross profits from surrender charges and investment, mortality and expense margins. The same assumptions that impact deferred acquisition costs would apply to unearned revenue.

Results of Operations

2003 Compared to 2002

Total revenues increased by $430,000, or 3.9%, to $11,340,000 for fiscal year 2003 from $10,910,000 for fiscal year 2002. Increases occurred in both net insurance revenues and net investment income.

Net insurance revenues increased by $260,000, or 3.7%, to $7,335,000, for fiscal year 2003 from $7,075,000 for fiscal year 2002. This increase was primarily the result of an increase in traditional life sales.

Net investment income increased by $170,000, or 4.4%, to $4,005,000 for fiscal year 2003 from $3,835,000 for fiscal year 2002. Investment yield increased to 7.59% in fiscal year 2003 from 7.41%, in 2002.

Benefits and claims increased by $255,000, or 4.8%, to $5,599,000 for fiscal year 2003 from $5,344,000 for the comparable period in 2002. The increase was primarily due to an increase in traditional life reserves and death claims.

The amortization of deferred policy acquisition costs increased by $69,000, or 3.5%, to $2,039,000 for fiscal year 2003, from $1,970,000 for the comparable period in 2002. The increase in amortization expense was in line with actuarial assumptions.

Operating expenses increased by $192,000, or 5.2%, to $3,871,000 for fiscal year 2003 from $3,679,000 for the same period in 2002. The increase was primarily due to increased marketing expenses offset by a reduction of legal expenses.

2002 Compared to 2001

Total revenues increased by $307,000, or 2.9%, to $10,910,000 for fiscal year 2002 from $10,603,000 for fiscal year 2001. Offsetting some of the increase in total revenues was a $32,000 reduction in net investment income.

Net insurance revenues increased by $339,000, or 5.0%, to $7,075,000 for fiscal year 2002 from $6,736,000 for fiscal year 2001. This increase was primarily the result of an increase in traditional life sales.

Net investment income decreased by $32,000, or .8%, to $3,835,000 for fiscal year 2002 from $3,867,000 for fiscal year 2001. Investment yield decreased to 7.41% in fiscal year 2002 from 7.65% in fiscal year 2001.

Benefits and claims increased by $861,000, or 19.2%, to $5,344,000 for fiscal year 2002 from $4,483,000 for the comparable period in 2001. The increase was primarily due to an increase in traditional life reserves and death claims.

The amortization of deferred policy acquisition costs decreased by $227,000, or 10.3%, to $1,970,000 for fiscal year 2002 from $2,197,000 for the comparable period in 2001. The decrease in amortization expense was in line with actuarial assumptions.

Operating expenses decreased by $156,000, or 4.1%, to $3,679,000 for fiscal year 2002 from $3,835,000 for the same period in 2001. The decrease was primarily due to a reduction in general office expenses.

Liquidity and Capital Resources

The Company attempts to match the duration of invested assets with its policyholder liabilities. The Company may sell investments other than those held-to-maturity in the portfolio to help in this timing; however, to date, that has not been necessary. The Company purchases short-term investments on a temporary basis to meet the expectations of short-term requirements of the Company's products. The Company's investment philosophy is intended to provide a rate of return which will persist during the expected duration of policyholder liabilities regardless of future interest rate movements.

The Company invests predominantly in fixed maturity securities, mortgage loans, and warehouse mortgage loans on a short-term basis before selling the loans to investors in accordance with the requirements and laws governing life insurance companies. Bonds owned by the Company amounted to $17,904,000 as of December 31, 2003 as compared to $22,412,000 as of December 31, 2002. This represents 38.8% and 45.5% of the total investments as of December 31, 2003 and December 31, 2002, respectively. Generally, all bonds owned by the Company are rated by the National Association of Insurance Commissioners. Under this rating system, there are nine categories used for rating bonds. At December 31, 2003, and at December 31, 2002, the Company had investments in bonds in rating categories three through six, which are considered non-investment grade of $488,000 and $485,000, respectively.

If market conditions were to cause interest rates to change, the market value of the fixed income portfolio (approximately $20.454 million) could change by the following amounts based on the respective basis point swing (the change in market values were calculated using a modeling technique):

(in millions of dollars)      -200bps    -100bps      +100bps       +200bps
------------------------      -------    -------      -------       -------

Change in Market Value         $1.127    $.543        $(.504)       $(.974)

The Company has no other financial instruments that would be materially susceptible to market risk.

The Company's insurance operations have historically provided adequate positive cash flow enabling the Company to continue to meet operational needs as well as increase its investment-grade securities to provide ample protection for policyholders.

The Company has classified certain of its fixed income securities as available for sale, with the remainder classified as held to maturity. However, in accordance with Company policy, any such securities purchased in the future will be classified as held to maturity. Business conditions, however, may develop in the future which may indicate a need for a higher level of liquidity in the investment portfolio. In that event the Company believes it could sell short-term investment grade securities before liquidating higher-yielding longer-term securities.

The Company is subject to risk based capital guidelines established by statutory regulators requiring minimum capital levels based on the perceived risk of assets, liabilities, disintermediation, and business risk. At December 31, 2003 and December 31, 2002, the Company exceeded the regulatory criteria.

Lapse rates measure the amount of insurance terminated during a particular period. The Company's lapse rate for life insurance in 2003 was 10.7% as compared to a rate of 11.9% for 2002.

Effective December 17, 1998, the Company entered into an Administrative Services Agreement with Security National Financial Corporation ("SNFC"). Under the terms of the agreement, SNFC has agreed to provide the Company with certain defined administrative and financial services, including accounting services, financial reports and statements, actuarial, policyholder services, underwriting, data processing, legal, building management, marketing advisory services and investment services. In consideration for the services provided by SNFC, the Company pays SNFC an administrative services fee of $250,000 per month, provided, however, that such fee shall be reduced to zero for so long as the capital and surplus of the Company is less than or equal to $6,000,000, unless the Company and SNFC otherwise agree in writing and such agreement is approved by the Florida Department of Insurance.

The administrative services fee may be increased, beginning on January 1, 2001, to reflect increases in the Consumer Price Index, over the index amount as of January 1, 2000. The Administrative Services Agreement shall remain in effect for an initial term expiring on December 16, 2003. The term of the agreement may be automatically extended for additional one-year terms unless either the Company or SNFC shall deliver a written notice on or before September 30, of any year stating to the other its desire not to extend the term of the agreement. However, in no event can the agreement be terminated prior to December 16, 2003.

Student loans are a service the Company has historically made available to the public as well as an investment. While the Company anticipates the seasonal demand for student loan funds and the subsequent sale of such loans to the Student Loan Marketing Association (SLMA), there are times when additional funds are required to meet demand for student loans until such time as the sale thereof to SLMA can be completed. In 1997, the Company renewed its $5,000,000 line of credit with SLMA until 2007 in order to meet these seasonal borrowing requirements. The Company made no draws against this line of credit through December 31, 2003.

The Company began a new association with USA Group, CAP Program in 1996, for the purpose of making more student loan funds available without increased costs to the Company. This association aided in eliminating borrowings for 2003 and 2002.

The Company has leased  approximately  100% of the available rental space in its
principal   office  building  and  does  not  anticipate   significant   capital
expenditures to the rental space.

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements to encourage companies to provide prospective information about their businesses without fear of litigation so long as those statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in such statements. The Company desires to take advantage of the "safe harbor" provisions of the act.

This Annual Report of Form 10-K contains forward-looking statements, together with related data and projections, about the Company's projected financial results and its future plans and strategies. However, actual results and needs of the Company may vary materially from forward-looking statements and projections made from time to time by the Company on the basis of management's then-current expectations. The business in which the Company is engaged involves changing and competitive markets, which may involve a high degree of risk, and there can be no assurance that forward-looking statements and projections will prove accurate.

Factors that may cause the Company's actual results to differ materially from those contemplated or projected, forecast, estimated or budgeted in such forward looking statements include among others, the following possibilities: (i) heightened competition, including the intensification of price competition, the entry of new competitors, and the introduction of new products by new and existing competitors; (ii) adverse state and federal legislation or regulation, including decreases in rates, limitations on premium levels, increases in minimum capital and reserve requirements, benefit mandates and tax treatment of insurance products; (iii) fluctuations in interest rates causing a reduction of investment income or increase in interest expense and in the market value of interest rate sensitive investment; (iv) failure to obtain new customer, retain existing customers or reductions in policies in force by existing customers; (v) higher service, administrative, or general expense due to the need for additional advertising, marketing, administrative or management information systems expenditures; (vi) loss or retirement of key executives or employees;
(vii) increases in medical costs; (viii) changes in the Company's liquidity due to changes in asset and liability matching; (ix) restrictions on insurance underwriting based on genetic testing and other criteria; (x) adverse changes in the ratings obtained by independent rating agencies; (xi) failure to maintain adequate reinsurance; (xii) possible claims relating to sales practices for insurance products and claim denials and (xiii) adverse trends in mortality and morbidity.

Off-Balance Sheet Arrangements

The Company has not entered into any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on its financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures, or capital resources that are material to investors.

Recent Accounting Pronouncements

In April 2002, FASB issued SFAS No. 145, "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections". Under historical guidance, all gains and losses resulting from the extinguishment of debt were required to be aggregated and, if material, classified as an extraordinary item, net of related income tax effect. SFAS No. 145 rescinds that guidance and requires that gains and losses from extinguishments of debt be classified as extraordinary items only if they are both unusual and infrequent in occurrence. SFAS No. 145 also amends SFAS No. 13, "Accounting for Leases" for the required accounting treatment of certain lease modifications that have economic effects similar to sale-leaseback transactions. SFAS No. 145 requires that those lease modifications be accounted for in the same manner as sale-leaseback transactions. The provisions of SFAS No. 145 related to SFAS No. 13 are effective for transactions occurring after May 15, 2002. Adoption of the provisions of SFAS No. 145 related to SFAS No. 13 did not have a material impact on the Company's financial condition or results of operations.

In June 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities", which addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies EITF Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Action (including Certain Costs Incurred in a Restructuring)" ("Issue 94-3"). The principal difference between SFAS No. 146 and Issue 94-3 is that SFAS No. 146 requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred, rather than at the date of an entity's commitment to an exit plan. SFAS No. 146 is effective for exit or disposal activities after December 31, 2002. The adoption of SFAS No. 146 did not have a material impact on the Company's financial condition or results of operations.

In November 2002, the FASB issued Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" ("FIN 45"). FIN 45 requires certain guarantees to be recorded at fair value and also requires a guarantor to make new disclosures, even when the likelihood of making payments under the guarantee is remote. In general, the interpretation applies to contracts or indemnification agreements that contingently require the guarantor to make payments to the guaranteed party based on changes in an underlying that is related to an asset, liability, or an equity security of the guaranteed party. The recognition provisions of FIN 45 are effective on a prospective basis for guarantees issued or modified after December 31, 2002. The disclosure requirements are effective for financial statements of interim and annual periods ending after December 15, 2002. The adoption of FIN 45 did not have a material impact on the Company's financial condition or results of operations.

In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure and Amendment to FASB No. 123", which provides three optional transition methods for entities that decide to voluntarily adopt the fair value recognition principles of SFAS No. 123, "Accounting for Stock Issued to Employees", and modifies the disclosure requirements of that Statement. Under the prospective method, stock-based compensation expense is recognized for awards granted after the beginning of the fiscal year in which the change is made. The modified prospective method recognizes stock-based compensation expense related to new and unvested awards in the year of change equal to that which would have been recognized had SFAS No. 123 been adopted as of its effective date, for fiscal years beginning after December 15, 1994. The retrospective restatement method recognizes stock compensation costs for the year of change and restates financial statements for all prior periods presented as though the fair value recognition provisions of SFAS No. 123 had been adopted as of its effective date. Since the Company does not intend to voluntarily adopt the fair value provisions of FASB 123, adoption of SFAS 148 did not have a material effect on the financial condition or results of operations of the Company. However, pro forma disclosures required by SFAS 148 are included in the Company's interim financial statements, as required.

In April 2003, the FASB issued SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities. SFAS No. 149 amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives) and for hedging activities under SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities. This Statement is effective for contracts entered into or modified after June 30, 2003, with certain exceptions, and for hedging relationships designated after September 30, 2003. The adoption of SFAS No. 149 did not have a material effect on the Company's results of operations and financial position.

In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity." SFAS No. 150 requires that certain financial instruments, which under previous guidance may have been accounted for as equity, must now be accounted for as liabilities (or an asset in some circumstances). The financial instruments affected include mandatory redeemable stock, certain financial instruments that require or may require the issuer to buy back some of its shares in exchange for cash or other assets and certain obligations that can be settled with shares of stock. This Statement is effective for all such financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. The adoption of SFAS No. 150 did not have a material effect on the Company's financial position or results of operations.

Effective December 31, 2003, the Company adopted EITF Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-1"). EITF 03-1 provides guidance on the disclosure requirements for other-than-temporary Impairments of debt and marketable equity investments that are accounted for under Statement of Financial Accounting Standards ("SFAS") No. 115, Accounting for Certain Investments in Debt and Equity Securities. The adoption of EITF 03-1 requires the Company to include certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS 115 that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. The adoption of EITF 03-1 did not have a material impact on the Company's financial position or results of operations.

In April 2003, the FASB cleared Statement 133 Implementation Issue No. B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments ("Issue B36"). Issue B36 concluded that (i) a company's funds withheld payable and/or receivable under certain reinsurance arrangements, and (ii) a debt instrument that incorporates credit risk exposures that are unrelated or only partially related to the creditworthiness of the obligor include an embedded derivative feature that is not clearly and closely related to the host contract. Therefore, the embedded derivative feature must be measured at fair value on the balance sheet and changes in fair value reported in income. Issue B36 became effective on October 1, 2003. The adoption of Issue No. B36 did not have a material impact on the Company's financial position or results of operations.

In January 2003, the Financial Accounting Standards Board (FASB) issued Interpretation No. 46, "Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51", and subsequently issued a revision to this Interpretation in December 2003. This Interpretation addresses the consolidation by business enterprises of variable interest entities as defined in the Interpretation. The Interpretation applies to those variable interest entities considered to be special-purpose entities no later than December 31, 2003. The Interpretation must also be applied to all other variable interest entities no later than March 31, 2004. The adoption of Interpretation No. 46 did not have a material effect on the financial position or results of operations of the Company because no variable interest entities were required to be consolidated.

Item 7A.    Quantitative and Qualitative Disclosures about Market Risk

The Company has no activities in derivative financial or commodity instruments. The Company's exposure to market risks (i.e., interest rate risk, foreign currency exchange rate risk and equity price risk) through other financial instruments, including cash equivalents, accounts receivable and lines of credit, is not material.

Item  8.  Financial Statements and Supplementary Data.

The following financial statements of Southern Security Life Insurance Company are included in Part II, Item 8:


                                                                  Page
                                                                 Number

Independent Auditors' Report........................................19

Balance Sheet-December 31, 2003 and 2002............................20

Statement of Operations - years ended
December 31, 2003, 2002 and 2001....................................22

Statement of Shareholders' Equity-years
ended December 31, 2003, 2002 and 2001..............................23

Statement of Cash Flows - years ended
December 31, 2003, 2002 and 2001....................................24

Notes to Financial Statements.......................................26

                         Report of Independent Auditors













Board of Directors and Shareholders
Southern Security Life Insurance Company




We have audited the accompanying balance sheet of Southern Security Life Insurance Company as of December 31, 2003 and 2002 and the related statements of operations, shareholders' equity, and cash flows for the three years in the period ended December 31, 2003. In connection with our audits of the financial statements, we have also audited the amounts included in the financial statement schedules as listed in the accompanying index under Item 15(a). These financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Southern Security Life
Insurance Company as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America. Also in our opinion, the related financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

/s/ Tanner + Co.

Salt Lake City, Utah
March 19, 2004

                    SOUTHERN SECURITY LIFE INSURANCE COMPANY

                                  Balance Sheet

                           December 31, 2003 and 2002

Assets                                        2003         2002
------                                        ----         ----
Investments (note 3):
    Fixed maturities held-to-maturity
     (fair value, $4,029,488 and
      $4,167,028 at December 31,
      2003 and 2002, respectively)      $ 3,691,064   $ 3,971,539
    Securities available-for-sale,
      at fair value:
      Fixed maturities (cost of
        $13,157,337 at December 31,
        2003 and $17,078,241 at
        December 31, 2002)               14,213,317    18,439,961
      Equity securities
        (cost, $316,293 and
        $316,293 at December 31,
        2003 and 2002, respectively)        424,165       309,218
    Mortgage loans                        2,211,183     2,244,597
    Policy and student loans              8,131,980     8,027,736
    Short-term investments (note 11)     17,497,249    16,283,759
                                        -----------   -----------
        Total Investments                46,168,958    49,276,810
                                        -----------   -----------

Cash and cash equivalents (note 3)        7,075,394     3,067,284
Accrued investment income                   462,846       473,789
Deferred policy acquisition costs
    (note 4)                             13,624,107    13,391,535
Policyholders' account balances on
    deposit with reinsurer (note 7)       6,795,983     6,955,691
Reinsurance receivable (note 7)             442,574       279,090
Receivables:
    Agent balances, net                     461,133       776,244
    Other                                   320,325       614,150
Property and equipment, net,
    at cost (note 5)                      2,313,119     2,430,404
                                        -----------   -----------
    Total Assets                        $77,664,439   $77,264,997
                                        ===========   ===========















See accompanying notes to financial statements.

                    SOUTHERN SECURITY LIFE INSURANCE COMPANY

                           December 31, 2003 and 2002



Liabilities and Shareholders' Equity                     2003          2002
------------------------------------                     ----          ----
Liabilities:
    Future policy benefits (note 6)                  $ 4,279,281   $ 3,517,481
    Policyholders' account balances                   46,887,592    47,222,857
    Unearned revenue                                   4,334,299     4,551,265
    Other policy claims and benefits payable             798,050       701,312
    Other policyholders' funds, dividend
      and endowment accumulations                         98,071        78,811
    Funds held related to reinsurance
      treaties (note 7)                                1,294,589     1,334,963
    Notes payable to related parties
      (note 9)                                         1,433,100     1,000,000
    Due to affiliated insurance
      agency (note 11)                                    57,065        83,941
    General expenses accrued                              81,942        98,480
    Unearned investment income                           355,650       355,529
    Other liabilities                                     62,798       111,786
    Income taxes (note 10)                               967,516     1,062,802
                                                     -----------   -----------

        Total liabilities                             60,649,953    60,119,227
                                                     -----------   -----------

Commitments and contingencies
    (notes 7 and 15)                                     --             --

Shareholders' equity (notes 2,3 and 12):
    Common stock, $1 par, authorized
      3,000,000 shares; issued and out-
      standing, 2,103,600 shares in 2003
      and 2,003,388 in 2002                            2,103,600     2,003,388
    Capital in excess of par                           4,614,925     4,267,189
    Accumulated other comprehensive
        income                                           835,784       871,197
    Retained earnings                                  9,460,177    10,003,996
                                                     -----------   -----------

        Total shareholders' equity                    17,014,486    17,145,770
                                                     -----------   -----------

        Total liabilities and shareholders' equity   $77,664,439   $77,264,997
                                                     ===========   ===========









See accompanying notes to financial statements.

                    SOUTHERN SECURITY LIFE INSURANCE COMPANY

                             Statement of Operations

                  Years ended December 31, 2003, 2002 and 2001


                                             2003         2002          2001
                                             ----         ----          ----
Revenues:
    Net insurance revenues             $  7,334,707  $  7,075,257  $  6,736,027
    Net investment income
       (notes 3 and 11)                   4,005,129     3,835,420     3,866,966

    Realized loss on investments                 --        (1,038)        --
                                       ------------  ------------  ------------

       Total revenues                    11,339,836    10,909,639    10,602,993
                                       ------------  ------------  ------------

Benefits, claims and expenses:
    Benefits and claims                   5,599,434     5,343,573     4,482,588
    Amortization of deferred
      policy acquisition costs (note 4)   2,039,459     1,969,966     2,197,399
    Operating expenses                    3,871,302     3,678,920     3,835,165
                                       ------------  ------------  ------------

    Total benefits, claims and expenses  11,510,195    10,992,459    10,515,152
                                       ------------  ------------  ------------

 Income (loss) before
    income taxes                           (170,359)      (82,820)       87,841

Income tax (benefit) expense (note 10)      (74,488)      (12,254)       16,865
                                       ------------  ------------  ------------

Net income (loss)                      $    (95,871) $    (70,566) $     70,976
                                       ============  ============  ============

Basic and diluted net  income
    (loss) per share
    of common stock (note 12)                 $(.05)        $(.04)         $.04
                                               =====        =====         =====



















See accompanying notes to financial statements.



                    SOUTHERN SECURITY LIFE INSURANCE COMPANY

                        Statement of Shareholders' Equity

                  Years ended December 31, 2003, 2002 and 2001


                                                                                Accumulated
                                                                    Capital        other
                                      Common         Stock         in excess    comprehensive     Retained
                                      Shares        Amount          of par      income (loss)     earnings                Total
                                     ---------     ----------      ---------    -------------     --------                -----

Balances, January 1, 2001            1,907,989    $  1,907,989   $  4,011,519   $    (75,628)   $ 10,354,655          $ 16,198,535
                                  ------------    ------------    ------------  -------------   -------------         ------------

Comprehensive Income (loss):
     Net income for the year              --              --             --             --            70,976                70,976
     Unrealized appreciation of
       securities available  for sale     --              --             --          633,759                               633,759
                                   -----------    ------------   ------------   ------------    ------------          ------------
Total comprehensive income                                                                                                 704,735
                                                                                                                      ------------

Balances, December 31, 2001          1,907,989       1,907,989      4,011,519        558,131      10,425,631            16,903,270
                                  ------------    ------------    ------------    -----------   ------------          ------------

Comprehensive Income (loss):
     Net loss for the year               --              --             --             --            (70,566)             (70,566)
     Unrealized appreciation of
       securities available  for sale    --              --             --           313,066         --                    313,066
                                  ------------    ------------    ------------    ----------    ------------          ------------
Total comprehensive income                                                                                                 242,500
                                                                                                                      ------------

Stock Dividend                          95,399          95,399        255,670             --        (351,069)               --
                                  ------------    ------------    -------------   -----------   ------------          ------------

Balances, December 31, 2002          2,003,388       2,003,388      4,267,189        871,197      10,003,996            17,145,770
                                  ------------    ------------    ------------    ----------    ------------          ------------

Comprehensive Income (loss):
     Net (loss) for the year             --              --             --             --            (95,871)             (95,871)
     Unrealized depreciation of
       securities available for sale     --              --             --           (35,413)          --                 (35,413)
                                  ------------    ------------    -----------     ----------    -------------           ----------
Total comprehensive loss                                                                                                 (131,284)
                                                                                                                       -----------
Stock dividend                         100,212         100,212        347,736             --        (447,948)               --
                                  ------------    ------------    ------------    -----------   ------------          ------------

Balances, December 31, 2003          2,103,600    $  2,103,600   $  4,614,925   $    835,784    $  9,460,177          $ 17,014,486
                                  ============    ============    ============    ==========    ============          ============


See accompanying notes to financial statements.



                    SOUTHERN SECURITY LIFE INSURANCE COMPANY

                             Statement of Cash Flows

                  Years ended December 31, 2003, 2002 and 2001



                                                               2003           2002            2001
                                                               ----           ----            ----
Cash flows provided by (used in)
operating activities:
      Net income (loss)                                  $   (95,871)   $   (70,566)   $    70,976
      Adjustments to reconcile net income
            (loss) to net cash provided by
            operating activities:
      Depreciation and amortization                          165,905        196,497        270,792
      Net realized loss                                        --             1,038          --
      Deferred income taxes (benefit)                        (93,073)       (16,500)        22,623
      Amortization of deferred
            policy acquisition costs                       2,039,459      1,969,966      2,197,399
      Acquisition costs deferred                          (1,935,573)    (2,129,428)    (1,898,971)
      Change in assets and liabilities
            affecting cash provided by operations:
            Accrued investment income                         10,943        139,491         (2,806)
            Accounts receivable                              608,936        337,216       (239,665)
            Reinsurance receivable                          (163,484)       290,073       (244,370)
            Other policy claims and
                  future benefits payable                    858,538        169,791        502,866
            Policyholders' account balances                1,976,831      2,107,681      2,119,312
            Funds held under reinsurance                     (40,374)       (44,677)       (37,576)
            Unearned premiums                               (418,840)      (297,910)      (291,269)
            Dividend and endowment accumulations              19,260         14,766         (8,845)
            Payable to affiliated insurance agent            (26,876)      (109,748)        47,894
            Income taxes payable                              18,585             --        (57,470)
            Other liabilities                                367,695       (132,625)       182,378
                                                         -----------    -----------    -----------

      Net cash provided by operating activities          $ 3,292,061    $ 2,425,065    $ 2,633,268
                                                         -----------    -----------    -----------

Cash flows provided by (used in) investing activities:
      Purchase of investments:
      Purchase of investments held-to-maturity           $    --        $(1,784,283)   $     --
      Proceeds from maturity of
         held-to maturity securities                         302,185        983,820      2,220,802
      Proceeds from maturity of
         available-for-sale securities                     3,860,000      3,300,000      2,814,816
      Proceeds from sale of available-
         for-sale securities (equity and
         fixed maturity)                                          --        782,048        794,356
      Repayment of mortgage loans                             33,414         23,695         29,871
      Net change in short-term investments                (1,213,490)    (2,423,225)    (6,045,721)
      Net change in policy and student loans                (104,244)       153,487         39,513
      Acquisition of property and equipment                   (9,428)       (68,672)       (78,009)
                                                         -----------    -----------    -----------

      Net cash provided by (used in)
           investing activities                          $ 2,868,437    $   966,870    $  (224,372)
                                                         -----------    -----------    -----------



                    SOUTHERN SECURITY LIFE INSURANCE COMPANY

                             Statement of Cash Flows

                  Years ended December 31, 2003, 2002 and 2001



                                                                  2003                    2002                  2001
                                                                  ----                    ----                  ----
Cash flows from financing activities:
      Receipts from universal life and
            certain annuity policies
            credited to policyholder
            account balances                             $ 4,425,663    $ 4,816,639    $5,037,521
      Return of policyholder account
            balances on universal life
            and certain annuity policies                  (6,578,051)    (7,110,345)   (7,991,030)
                                                        ------------    -----------   ------------

Net cash used in financing
      Activities                                         $(2,152,388)   $(2,293,706)   $ (2,953,509)
                                                         -----------    -----------    ------------

Increase (decrease) in cash and
      cash equivalents                                     4,008,110      1,098,229        (544,613)

Cash and cash equivalents at
      beginning of year                                    3,067,284      1,969,055       2,513,668
                                                        ------------    -----------     -----------
Cash and cash equivalents at
      end of year                                        $ 7,075,394    $ 3,067,284    $ 1,969,055
                                                         ===========    ===========    ===========

Supplemental schedule of cash flow information:
      Interest paid during the  year                     $    90,000    $    90,000    $    97,240
                                                         ===========    ===========    ===========

      Income taxes paid during the year                  $       785    $     4,246    $    57,470
                                                         ===========    ===========    ===========

Change in market value adjustments- investments
available-for-sale:
      Fixed maturities                                   $  (305,741)   $    456,823   $    956,773
      Equity securities                                      114,947         (62,965)        24,632

Change in deferred acquisition costs                         336,457         257,686         61,405
Change in premium deposit funds                             (201,874)       (154,613)       (36,843)
Deferred income tax asset (liability)                         20,798        (183,865)      (372,208)
                                                      --------------    ------------    -----------

Accumulated comprehensive income
Net change in unrealized appreciation
      (depreciation)                                   $     (35,413)   $     313,066   $   633,759
                                                       =============    =============   ===========





See accompanying notes to financial statements.

                    SOUTHERN SECURITY LIFE INSURANCE COMPANY
                          Notes to Financial Statements
                        December 31, 2003, 2002 and 2001

1. Nature of business and summary of significant accounting policies:

       (a)     Nature of business

               The primary business of Southern Security Life Insurance Company (the "Company") is the issuance of long duration universal life insurance contracts. The majority of the Company's business is conducted in the states of Alabama (10%), Florida (43%), and Georgia (12%). None of the remaining eleven states in which the Company is licensed to conduct business account for over 10% individually of the Company's total business.

               Prior to December 17, 1998, certain executive officers and directors of the Company were shareholders of approximately 60 percent of the shares of SSLIC Holding Company, Inc., (formerly Consolidare Enterprises, Inc.). SSLIC Holding Company, Inc. owns 77% of the Company's voting securities at December 31, 2003.

               Effective December 17, 1998, 100% of the common stock of SSLIC Holding Company, Inc. was acquired by Security National Life Insurance Company ("SNLIC"). Accordingly, from December 17, 1998, the Company is a 77.0% owned, indirect subsidiary of SNLIC.

               The following is a description of the most significant risks facing life and health insurers and how the Company mitigates those risks:

               Legal/regulatory risk is the risk that changes in the legal or regulatory environment in which the Company operates will create additional expenses not anticipated by the Company in pricing its products. That is, regulatory initiatives designed to reduce insurer profits, new legal theories, or insurance company insolvencies through guaranty fund assessments, may create costs for the Company beyond those recorded in the financial statements. The Company seeks to mitigate this risk through geographic marketing of these insurance products.

               Credit risk is the risk that issuers of securities owned by the Company will default or that other parties, including reinsurers, which owe the Company money, will not pay. The Company attempts to mitigate this risk by adhering to a conservative investment strategy, by maintaining sound reinsurance and by providing for any amounts deemed uncollectible.

               Interest rate risk is the risk that interest rates will change and cause a decrease in the value of the Company's investments. This change in rates may cause certain interest-sensitive products to become uncompetitive, may cause disintermediation, or may cause the Company to not achieve its target interest margins between interest earned on invested assets and interest required to be credited to policyholder account balances. The Company mitigates this risk by charging fees for nonconformance with certain policy provisions, by offering products that transfer this risk to the purchaser, and/or by attempting to match the maturity schedule of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, the Company would have to sell assets prior to maturity and potentially recognize a gain or loss.

       (b)     Basis of financial statements

               The presentation of financial statements have been prepared in conformity with U.S. generally accepted accounting principles ("GAAP"), which vary from reporting practices prescribed or permitted by regulatory authorities.

               The  accompanying  financial  statements have been prepared using the historic cost basis of accounting and do not reflect any adjustments related to allocation of the purchase price of the Company's parent, SSLIC Holding (Formerly Consolidare) by Security National Life Insurance Company at December 17, 1998.

                    SOUTHERN SECURITY LIFE INSURANCE COMPANY
                    Notes to Financial Statements (Continued)



       (c)     Use of estimates

               In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ significantly from those estimates.

               The estimates susceptible to significant change are those used in determining the liability for future policy benefits and claims, deferred income taxes and deferred policy acquisition costs. Although some variability is inherent in these estimates, management believes that the amounts provided are adequate.

       (d)     Investments

               Investments in all debt securities and those equity securities with readily determinable market values are classified into one of three categories: held-to-maturity, trading or available-for-sale. Classification of investments is based upon management's current intent. Debt securities which management has a positive intent and ability to hold until maturity are classified as securities held-to-maturity and are carried at amortized cost. Unrealized holding gains and losses on securities held-to-maturity are not reflected in the financial statements. Debt and equity securities that are purchased for short-term resale would be classified as trading securities. Trading securities would be carried at fair value, with unrealized holding gains and losses included in earnings; the Company has no securities classified as trading securities. All other debt and equity securities not included in the above two categories are classified as securities available-for-sale. Securities available-for-sale are carried at fair value, with unrealized holding gains and losses reported in accumulated other comprehensive income which is included in shareholders' equity after adjustment for deferred income taxes and deferred acquisition costs related to universal life products.

               The Company's carrying value for investments in the held-to-maturity and available-for-sale categories is reduced to its estimated realizable value if a decline in the market value is deemed other than temporary. Such reductions in carrying values are recognized as realized losses and charged to income.

               Interest on fixed maturities and short-term investments is recognized to income as it accrues on the principal amounts outstanding adjusted for amortization of premiums and discounts computed by the scientific method which approximates the effective yield method. Realized gains and losses on disposition of investments are included in net income. The cost of investments sold is determined on the specific identification method. Dividends are recorded as income on the ex-dividend dates.

               Mortgage loans on real estate and mortgage loans held as short term investments are reported at the unpaid principal balances, adjusted for amortization of premium or accretion of discount, less allowance for possible losses.

               Policy loans and student loans are carried at the unpaid principal balance, less any amounts deemed to be uncollectible. The Company's policy is that policy loans are not made for amounts in excess of the cash surrender value of the related policy. Accordingly, policy loans are fully collateralized by the related liability for future policy benefits for traditional insurance policies and by the policyholders' account balance for interest sensitive policies.

         (e)   Cash and cash equivalents

               For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

                    SOUTHERN SECURITY LIFE INSURANCE COMPANY
                    Notes to Financial Statements (Continued)



         (f)   Deferred policy acquisition costs

               The costs of acquiring new business, net of the effects of reinsurance, principally commissions and those home office expenses that tend to vary with and are primarily related to the production of new business, have been deferred to the extent recoverable from future profit margins. Deferred policy acquisition costs applicable to traditional life policies are being amortized over the premium-paying period of the related policies in a manner that will charge each year's operations in direct proportion to the estimated premium revenue over the life of the policies. Premium revenue estimates are made using the same interest, mortality and withdrawal assumptions as are used for computing liabilities for future policy benefits. Acquisition costs relating to universal life policies are being amortized in relation to the incidence of expected gross profits over the life of the policies. Gross profits for universal life contracts consist of revenue representing policy charges for the cost of insurance, administration of the contracts and surrender charges plus investment income less expenses for interest credited to policyholder account balances, policy administrative expenses and expected benefit payments in excess of policy account balances. Deferred policy acquisition costs are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available for sale.

               The Company has performed tests concerning the recoverability of deferred acquisition costs. These methods include those typically used by many companies in the life insurance industry. Further, the Company conducts a sensitivity analysis of its assumptions that are used to estimate the future expected gross profits, which management has used to determine the future recoverability of the deferred acquisition costs.

         (g)   Property and equipment

               Property and equipment are recorded at cost, less accumulated depreciation. Depreciation and amortization on capital leases and property and equipment are determined using the straight-line method over the estimated useful lives of the assets or terms of the lease. Expenditures for maintenance and repairs are expensed when incurred and betterments are capitalized. Gains and losses on sale of property and equipment are reflected in operations.

         (h)   Future policy benefits

               The liability for future policy benefits for traditional life policies has been provided on a net level premium basis based upon estimated investment yields, withdrawals, mortality and other assumptions that were appropriate at the time the policies were issued. Such estimates are based upon industry data and the Company's past experience as adjusted to provide for possible adverse deviation from the estimates.

         (i)   Policyholders' account balances

               Insurance reserves for universal life policies are determined following the retrospective deposit method and consist of policy values that accrue to the benefit of the policyholder, unreduced by surrender charges.

         (j)   Recognition of premium revenue and related costs

               Premiums are recognized as revenue as follows:

                    SOUTHERN SECURITY LIFE INSURANCE COMPANY
                    Notes to Financial Statements (continued)



               Universal life policies - premiums received from policyholders are reported as deposits. Cost of insurance, policy administration and surrender charges which are charged against the policyholder account balance during the period, are recognized as revenue as earned. Amounts assessed against the policyholder account balance that represent compensation to the Company for services to be provided in future periods are reported as unearned revenue and recognized in income using the same assumptions and factors used to amortize acquisition costs capitalized.

               Annuity contracts with flexible terms - premiums received from policyholders are reported as deposits.

               All other policies - recognized as revenue over the premium paying period.

         (k)   Income taxes

               Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

         (l)   Impairment of long-lived assets

               The Company reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable through undiscounted future cash flows. If it is determined that an impairment loss has occurred based on expected cash flows, such loss is recognized in the statement of operations.

         (m)   Earnings (loss) per common share

               The computation of basic earnings (loss) per common share is based on the weighted average number of shares outstanding during each year.

               The computation of diluted earnings per common share is based on the weighted average number of shares outstanding during the year, plus the common stock equivalents that would arise from the exercise of stock options outstanding, using the treasury stock method and the average market price per share during the year. There were no common stock equivalents outstanding during the years ended December 31, 2003, 2002 and 2001. Common stock equivalents are not included in the diluted earnings (loss) per share calculation when their effect is antidilutive.

         (n)   Stock-based compensation

               The   Company   measures   expense   for   stock-based   employee
               compensation using the intrinsic value method and provides pro-forma disclosures of net income (loss) and net income (loss) per common share as if the fair value method had been applied in measuring compensation expense. For the years ended December 31, 2003, 2002, and 2001, there was no stock-based employee compensation expense or pro-forma expense.

         (o)   Concentration of credit risk

               The Company maintains its cash in bank deposit accounts, which at times may exceed federally insured limits. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash and cash equivalents.

                    SOUTHERN SECURITY LIFE INSURANCE COMPANY
                    Notes to Financial Statements (continued)


         (p)   Reclassification

               Certain  amounts   presented  in  the  2002  and  2001  financial
               statements  have  been   reclassified  to  conform  to  the  2003
               presentation.

         (q)   Recent accounting pronouncements

               In April 2002, FASB issued SFAS No. 145, "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections". Under historical guidance, all gains and losses resulting from the extinguishment of debt were required to be aggregated and, if material, classified as an extraordinary item, net of related income tax effect. SFAS No. 145 rescinds that guidance and requires that gains and losses from extinguishments of debt be classified as extraordinary items only if they are both unusual and infrequent in occurrence. SFAS No. 145 also amends SFAS No. 13, "Accounting for Leases" for the required accounting treatment of certain lease modifications that have economic effects similar to sale-leaseback transactions. SFAS No. 145 requires that those lease modifications be accounted for in the same manner as sale-leaseback transactions. The provisions of SFAS No. 145 related to SFAS No. 13 are effective for transactions occurring after May 15, 2002. Adoption of the provisions of SFAS No. 145 related to SFAS No. 13 did not have a material impact on the Company's financial condition or results of operations.

               In June 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities", which addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies EITF Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Action (including Certain Costs Incurred in a Restructuring)" ("Issue 94-3"). The principal difference between SFAS No. 146 and Issue 94-3 is that SFAS No. 146 requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred, rather than at the date of an entity's commitment to an exit plan. SFAS No. 146 is effective for exit or disposal activities after December 31, 2002. The adoption of SFAS No. 146 did not have a material impact on the Company's financial condition or results of operations.

               In November 2002, the FASB issued Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" ("FIN 45"). FIN 45 requires certain guarantees to be recorded at fair value and also requires a guarantor to make new disclosures, even when the likelihood of making payments under the guarantee is remote. In general, the Interpretation applies to contracts or indemnification agreements that contingently require the guarantor to make payments to the guaranteed party based on changes in an underlying that is related to an asset, liability, or an equity security of the guaranteed party. The recognition provisions of FIN 45 are effective on a prospective basis for guarantees issued or modified after December 31, 2002. The disclosure requirements are effective for financial statements of interim and annual periods ending after December 15, 2002. The adoption of FIN 45 did not have a material impact on the Company's financial condition or results of operations.

               In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation -- Transition and Disclosure and
               Amendment to FASB No. 123", which provides three optional transition methods for entities that decide to voluntarily adopt the fair value recognition principles of SFAS No. 123, "Accounting for Stock Issued to Employees", and modifies the disclosure requirements of that Statement. Under the prospective method, stock-based compensation expense is recognized for awards granted after the beginning of the fiscal year in which the change is made. The modified prospective method recognizes stock-based compensation expense related to new and unvested awards in the year of change equal to that which would have been recognized had SFAS No. 123 been adopted as of its effective date, for fiscal years beginning after December 15, 1994. The retrospective restatement method recognizes stock compensation costs for the year of change and restates financial statements for all prior periods presented as though the fair value recognition provisions of SFAS No. 123 had been adopted as of its effective date. Since the Company does not

                    SOUTHERN SECURITY LIFE INSURANCE COMPANY
                    Notes to Financial Statements (continued)


               intend to voluntarily adopt the fair value provisions of FASB 123, adoption of SFAS 148 did not have a material effect on the financial condition or results of operations of the Company. However, pro forma disclosures required by SFAS 148 are included in the Company's interim financial statements, as required.

               In April 2003, the FASB issued SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities. SFAS No. 149 amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives) and for hedging activities under SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities. This Statement is effective for contracts entered into or modified after June 30, 2003, with certain exceptions, and for hedging relationships designated after September 30, 2003. The adoption of SFAS No. 149 did not have a material effect on the Company's results of operations and financial position.

               In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity." SFAS No. 150 requires that certain financial instruments, which under previous guidance may have been accounted for as equity, must now be accounted for as liabilities (or an asset in some circumstances). The financial instruments affected include mandatory redeemable stock, certain financial instruments that require or may require the issuer to buy back some of its shares in exchange for cash or other assets and certain obligations that can be settled with shares of stock. This Statement is effective for all such financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. The adoption of SFAS No. 150 did not have a material effect on the Company's financial position or results of operations.

               Effective December 31, 2003, the Company adopted EITF Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-1"). EITF 03-1 provides guidance on the disclosure requirements for other-than-temporary Impairments of debt and marketable equity investments that are accounted for under Statement of Financial Accounting Standards ("SFAS") No. 115, Accounting for Certain Investments in Debt and Equity Securities. The adoption of EITF 03-1 requires the Company to include certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS 115 that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. The adoption of EITF 03-1 did not have a material impact on the Company's financial position or results of operations.

               In April 2003, the FASB cleared Statement 133 Implementation Issue No. B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments ("Issue B36"). Issue B36 concluded that (i) a company's funds withheld payable and/or receivable under certain reinsurance arrangements, and (ii) a debt instrument that incorporates credit risk exposures that are unrelated or only partially related to the creditworthiness of the obligor include an embedded derivative feature that is not clearly and closely related to the host contract. Therefore, the embedded derivative feature must be measured at fair value on the balance sheet and changes in fair value reported in income. Issue B36 became effective on October 1, 2003. The adoption of Issue No. B36 did not have a material impact on the Company's financial position or results of operations.

               In January 2003, the Financial Accounting Standards Board (FASB) issued Interpretation No. 46, "Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51", and subsequently issued a revision to this Interpretation in December 2003. This Interpretation addresses the consolidation by business enterprises of variable interest entities as defined in the Interpretation. The Interpretation applies to those variable interest entities considered to be special-purpose entities no later than December 31, 2003. The Interpretation must also be applied to all other variable interest entities no later than March 31, 2004. The adoption of Interpretation No. 46 did not have a material effect on the financial position or results of operations of the Company because no variable interest entities were required to be consolidated.

                    SOUTHERN SECURITY LIFE INSURANCE COMPANY
                    Notes to Financial Statements (continued)


2. Basis of financial statements

The more significant U.S. generally accepted accounting principles applied in the preparation of financial statements that differ from life insurance statutory accounting practices prescribed or permitted by regulatory authorities are as follows:

a. Costs of acquiring new business are deferred and amortized, rather than being charged to operations as incurred.

b.   The  liability  for  future  policy  benefits  and  expenses  is  based  on reasonable estimates of expected mortality, morbidity, interest, withdrawals and future maintenance and settlement expenses, rather than on statutory rates for mortality and interest.

c. The liability for policyholder funds associated with universal life and certain annuity contracts is based on the provisions of Statement of Financial Accounting Standards No. 97, rather than on the statutory rates for mortality and interest.

d. Investments in securities are reported as described in Note 1.(d), rather than in accordance with valuations established by the National Association of Insurance Commissioners ("NAIC"). Pursuant to NAIC valuations, bonds eligible for amortization are reported at amortized value; other securities are carried at values prescribed by or deemed acceptable by NAIC.

e. Deferred income taxes, if applicable, are recognized for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases.

f. The statutory liabilities for the asset valuation reserve and interest maintenance reserve have not been provided in the financial statements.

g. Certain assets, principally receivables from agents and equipment, are reported as assets rather than being charged directly to surplus.

h. Costs attributable to the public offering of the common shares have been reclassified from accumulated surplus to capital in excess of par.

i. Realized gains or losses on the sale or maturity of investments are included in the statement of income and not recorded net of taxes and amounts transferred to the interest maintenance reserve as required by statutory accounting practices.

j. Certain proceeds from a note payable (note 9) that are treated as shareholders' equity for statutory purposes are treated as a liability under U.S. generally accepted accounting principles.

Reinsurance assets and liabilities are reported on a gross basis rather than shown on a net basis as permitted by statutory accounting practices.



                    SOUTHERN SECURITY LIFE INSURANCE COMPANY
                    Notes to Financial Statements (continued)


A reconciliation of net income (loss) for the years ended December 31, 2003, 2002, 2001 and shareholders' equity as of December 31, 2003 and 2002 between the amounts reported on a statutory basis and the related amounts presented on the basis of U.S. generally accepted accounting principles is as follows:

                                                 Net Income (loss)                      Shareholders' Equity
                                             Years Ended December 31,                      December 31,
                                             ------------------------                     --------------
                                     2003             2002               2001        2003                 2002
                                     ----             ----               ----        ----                 ----
As reported on a
Statutory basis                 $  2,431,499    $   (427,439)   $   (429,143)   $ 11,443,488    $  8,582,968
                                ------------    ------------    ------------    ------------    ------------
Adjustments:
  Deferred policy acquisition
     costs, net                      (83,886)        159,459        (298,428)     13,624,107      13,391,535
Future policy benefits, un-
     earned premiums
     and policyholders' funds     (2,460,967)        291,503       1,191,046      (7,727,500)     (5,064,659)
 Deferred  income taxes              246,309          16,500        (159,189)       (751,620)       (878,152)
 Asset valuation reserve                  --              --              --         431,305         471,993
 Interest maintenance
      reserve                        (42,006)        (34,476)        (34,017)        388,601         430,606
 Non-admitted assets                      --              --        (100,000)        617,221         859,361
 Unrealized gains
     -SFAS 115                            --              --              --         580,481         795,097
Capital and surplus note                  --              --              --      (1,000,000)     (1,000,000)
 Other adjustments, net             (186,820)        (76,113)        (99,293)       (591,597)       (442,979)
                                ------------    ------------    ------------    ------------    ------------
 Net difference                   (2,527,370)        356,873         500,119       5,570,998       8,562,802
                                ------------    ------------    ------------    ------------    ------------
As reported on a
     GAAP basis                 $    (95,871)   $    (70,566)   $     70,976    $ 17,014,486    $ 17,145,770
                                ============    ============    ============    ============    ============

Under applicable laws and regulations, the Company is required to maintain minimum surplus as to policyholders, determined in accordance with regulatory accounting practices, in the aggregate amount of approximately $1,799,000.

The payment of dividends by the Company is subject to the regulation of the State of Florida Department of Insurance.

The Insurance Commissioner's approval is not required if the dividend is equal to or less than the greater of: (a) 10% of the Company's surplus as to policyholders' derived from realized net operating profits on its business and net realized capital gains; or (b) the Company's entire net operating profits and realized net capital gains derived during the immediately preceding calendar year, if the Company will have surplus as to policyholders equal to or exceeding 115% of the minimum required statutory surplus as to policyholders after the dividend is declared and paid. As a result of such restrictions, the maximum dividend, which may be paid by the Company during 2004 without prior approval, is approximately $376,000. Accordingly, GAAP excess earnings over a statutory basis are not available for dividends.

The Risk-Based Capital ("RBC") for Life and/or Health Insurers Model Act (the "Model Act") was adopted by the National Association of Insurance Commissioners
(NAIC) in 1992. The main purpose of the Model Act is to provide a tool for insurance regulators to evaluate the capital of insurers. Based on calculations using the appropriate NAIC formula, the Company exceeded the RBC requirements at December 31, 2003.

                    SOUTHERN SECURITY LIFE INSURANCE COMPANY
                    Notes to Financial Statements (continued)



3.   Investments

    (a) Equity securities and fixed maturities

     Equity securities consist of $424,165 and $309,218 of common stock at fair value at December 31, 2003 and 2002 respectively.

     Unrealized (depreciation) appreciation in investments in equity securities for the years ended December 31, 2003, 2002, and 2001 is $114,947, $(62,965) and $24,632, respectively.

     At December 31, 2003, investments in debt securities at fair value and cash totaling $21,983,142 were restricted under the terms of a reinsurance agreement with Security National Life Insurance Company. See note 7.

     The amortized cost and estimated fair values of investments in debt securities are as follows:

                                                    Gross          Gross       Estimated
                                   Amortized     Unrealized      Unrealized      Fair
                                      Cost          Gains          Losses        Value
                                   ---------      ----------     ----------     ---------
December 31, 2003:
     Held-to-maturity:
       U.S. Treasury securities
       and obligations of U.S.
       government corporations
       and agencies (guaranteed)  $     --       $     --      $     --      $     --

     Corporate securities            3,691,064       348,794        10,370     4,029,488

     Mortgage-backed securities         --            --            --            --
                                   -----------   -----------   -----------   -----------
                                     3,691,064       348,794        10,370     4,029,488
                                   -----------   -----------   -----------   -----------

     Available-for-sale:
       U.S. Treasury securities
       and obligations of U.S.
       government corporations
       and agencies (guaranteed)       596,430        81,604            --       678,034

     Corporate securities           12,560,907       974,376            --    13,535,283

     Mortgage-backed securities             --            --            --            --
                                   -----------   -----------   -----------   -----------
                                    13,157,337     1,055,980            --    14,213,317
                                   -----------   -----------   -----------   -----------
                                   $16,848,401   $ 1,404.774   $    10,370   $18,242,805
                                   ===========   ===========   ===========   ===========



                    SOUTHERN SECURITY LIFE INSURANCE COMPANY
                    Notes to Financial Statements (continued)


                                                     Gross         Gross         Estimated
                                      Amortized    Unrealized    Unrealized       Fair
                                        Cost         Gains         Losses         Value
                                      --------     ---------     ----------     ---------
December 31, 2002:
     Held-to-maturity:
       U.S. Treasury securities
       and obligations of U.S.
       government corporations
       and agencies (guaranteed)  $         --  $         --   $        --    $    --

     Corporate securities            3,690,569       201,213        12,837     3,878,945

     Mortgage-backed securities        280,970         7,113            --       288,083
                                   -----------   -----------   -----------   -----------
                                     3,971,539       208,326        12,837     4,167,028
                                   -----------   -----------   -----------   -----------

     Available-for-sale:
       U.S. Treasury securities
       and obligations of U.S.
       government corporations
       and agencies (guaranteed)       595,993       103,697           --        699,690

     Corporate securities           16,482,248     1,258,023           --     17,740,271

    Mortgage-backed securities             --            --            --          --
                                   -----------   -----------   -----------   -----------
                                    17,078,241     1,361,720            --    18,439,961
                                   -----------   -----------   -----------   -----------
                                   $21,049,780   $ 1,570,046   $    12,837   $22,606,989
                                   ===========   ===========   ===========   ===========


     Fair values reflected in available-for-sale and held-to-maturity categories are based on NAIC values, versus values associated with normal market pricing services. The estimated difference for both categories was immaterial for all years presented.

     Unrealized appreciation (depreciation) of fixed maturities for years ending December 31, 2003, 2002 and 2001 is $(162,806), $558,067, and $1,152,189,
     respectively.

     The amortized cost and estimated fair value of fixed maturities at December 31, 2003, by contractual maturity, are summarized below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

Fixed maturity securities held-to-maturity:
                                                                Estimatd
                                              Amortized Cost   Fair Value
             Due in 2004                     $         --   $         --
             Due in 2005 through 2008            1,101,703      1,240,126
             Due in 2009 through 2013            2,043,405      2,241,130
             Due after 2013                        545,956        548,232

             Mortgage-backed securities              --             --
                                                ----------     ----------
                                                $3,691,064     $4,029,488
                                                ==========     ==========
Fixed maturity securities available-for-sale:

             Due in 2004                       $ 2,668,412    $ 2,734,176
             Due in 2005 through 2008            9,242,775     10,044,656
             Due in 2009 through 2013            1,148,267      1,320,516
             Due after 2013                         97,883        113,969

Mortgage-backed securities                           --              --
                                               -----------    -----------
                                               $13,157,337    $14,213,317
                                               ===========    ===========

                    SOUTHERN SECURITY LIFE INSURANCE COMPANY
                    Notes to Financial Statements (continued)


Proceeds from the sale of equity securities and fixed maturities available for sale and the related realized gains and losses are summarized as follows:

                                        2003            2002            2001
                                     ----------      ----------     ----------
Proceeds from sale of
    equity securities                $       --     $   782,048      $  794,356
                                    ===========     ===========      ==========
Proceeds from sale of
    fixed maturities
    available-for-sale              $ 3,860,000     $ 3,300,000     $ 2,814,816
                                    ===========     ===========     ===========
Realized gains (losses)
Fixed maturities:
Gross realized gains                 $       --   $          --    $     --
Gross realized (losses)                      --              --          --
Equity securities:
Gross realized gains                         --              --          --
Gross realized (losses)                      --          (1,038)         --
                                    -----------     -----------    -----------
                                    $        --     $    (1,038)   $     --
                                    ===========     ===========    ===========

There were no realized gains and losses for fixed maturity securities classified as available-for-sale and held-to-maturity that were called during the year ended December 31, 2003, 2002 and 2001.

Investments, aggregated by issuer, in excess of 10% of shareholders' equity (before net unrealized gains and losses on available-for-sale securities) at December 31, 2003 and 2002, other than investments issued or guaranteed by the United States government are as follows:

      2003                               Carrying Amount
      ----                               ---------------
        Dean Witter Discover                $4,023,115
        Philip Morris, Inc.                  2,021,684

      2002
      ----
         Dean Witter Discover               $4,049,379
         Philip Morris Inc.                  5,529,454

      (b) Concentrations of credit risk

          At December 31, 2003 and 2002, the Company owned $488,000 and $485,000, respectively, of less-than-investment grade corporate debt securities. The Company also invests in subsidized and unsubsidized student loans totaling $320,746, and $97,671 at December 31, 2003 and 2002, respectively, which are guaranteed by the U.S. government. Subsequent to December 31, 2003, all of these loans were sold at their unpaid principal balance.

                    SOUTHERN SECURITY LIFE INSURANCE COMPANY
                    Notes to Financial Statements (continued)


      (c)   Investment income

          Net investment income for the years ended December 31, 2003, 2002, and 2001 consists of the following:

                                              2003         2002          2001
                                              ----         ----          ----
Interest:
Fixed maturities                          $1,429,502    $1,526,706    $1,790,992
Policy and student loans                     496,142       515,141       468,904
Short-term investments                     1,538,540     1,235,823     1,105,434
Mortgage loans                               170,982       179,193       206,212
Rental income                                376,613       388,843       304,879

Dividends on equity securities
      common  stock, including
      mutual fund                                691           384         --
                                          ----------    ----------    ----------
                                           4,012,470     3,846,090     3,876,421
Less investment expenses                       7,341        10,670         9,455
                                          ----------    ----------    ----------
                                          $4,005,129    $3,835,420    $3,866,966
                                          ==========    ==========    ==========

      (d)   Investments on deposit

          In order to comply with statutory regulations, investments were on deposit with the Insurance Departments of certain states as follows:

                                        2003            2002             2001
                                        ----            ----             ----

Florida                             $1,703,992       $1,702,867       $1,707,042
Alabama                                100,526          100,634          100,737
South Carolina                         301,577          301,903          302,210
Georgia                                251,488          252,233          252,933
Indiana                                216,096          201,787          202,347
                                    ----------       ----------       ----------
                                    $2,573,679       $2,559,424       $2,565,269
                                    ==========       ==========       ==========

          Certain of these assets, totaling approximately $850,000 for each of the years ended December 31, 2003 and 2002, are restricted for the future benefit of policyholders in a particular state.

4. Deferred policy acquisition costs

Deferred policy acquisition costs at December 31, 2003, 2002 and 2001 consist of the following:

                                         2003            2002           2001
                                         ----            ----           ----
Deferred policy acquisition
     costs at beginning of year      $ 13,391,535    $ 12,974,390  $ 13,211,413
                                     ------------    ------------  ------------
Policy acquisition costs deferred:
Commissions                             1,339,106       1,544,860     1,249,453
Underwriting & issue costs                422,744         242,162       269,070
Other                                     173,724         342,403       380,448
Change in unrealized appreciation
     (depreciation)                       336,457         257,686        61,405
                                     ------------    ------------  ------------
                                        2,272,031       2,387,111     1,960,376
Amortization of deferred policy
     acquisition costs                 (2,039,459)     (1,969,966)   (2,197,399)
                                     ------------    ------------  ------------
Deferred policy acquisition
     Costs at end of year            $ 13,624,107    $ 13,391,535  $ 12,974,390
                                     ============    ============  ============

                    SOUTHERN SECURITY LIFE INSURANCE COMPANY
                    Notes to Financial Statements (continued)




5.    Property and equipment

      Property and equipment consists of the following:

                                                 December 31,      December 31,
                                                      2003            2002
                                                -------------     -----------
Land                                             $   982,027       $   982,027
Building and improvements                          2,445,931         2,441,849
Furniture and equipment                              954,954           968,761
                                                 -----------       -----------
                                                   4,382,912         4,392,637
Less accumulated depreciation                     (2,069,793)       (1,962,233)
                                                 -----------       -----------
                                                 $ 2,313,119       $ 2,430,404
                                                 ===========       ===========

Depreciation expense for the years ended December 31, 2003, 2002, 2001 totaled $126,712, $129,330, and $129,330, respectively.

6.    Future policy benefits

At December 31, 2003 and 2002, future policy benefits, exclusive of universal life and flexible term annuities consist of the following:

                                                 December 31,      December 31,
                                                      2003            2002
                                                -------------     -----------
Life insurance                                     $4,006,528       $3,291,275
Annuities                                              68,357           64,738
Accident & health insurance                           204,396          161,468
                                                   ----------       ----------
Total life & health
 future policy benefits                            $4,279,281       $3,517,481
                                                   ==========       ==========

Life insurance in-force aggregated approximately $1.5 billion at December 31, 2003, and 2002. Mortality and withdrawal assumptions are based upon the Company's experience and actuarial judgment with an allowance for possible unfavorable deviations from the expected experience.

The mortality tables used in calculating benefit reserves for non universal life contracts are the 1975-1980 Basic Tables and the 1980 U.S. Population mortality table modified for company expected experience.

For the principal non-universal life policies an interest rate beginning at 6.75% net of investment expenses was used. For universal life policies, spreads between 1.25% and 1.50% were used in developing the FAS 97 amortization schedules.

7.   Reinsurance

     The Company routinely cedes and, to a limited extent, assumes reinsurance to limit its exposure to loss on any single insured. Ceded insurance is treated as a risk and liability of the assuming companies.

     As of December 31, 2003, ordinary insurance coverage in excess of $75,000 is reinsured; however for some policies previously issued, the first $30,000, $40,000 or $50,000 was retained and the excess ceded. The retention limit for some substandard risks is less than $75,000. Reinsured risks would give rise to liability to the Company in the event that the reinsuring company was unable to meet its obligations under the reinsurance agreement in force, as the Company remains primarily liable for such obligations.

                    SOUTHERN SECURITY LIFE INSURANCE COMPANY
                    Notes to Financial Statements (continued)




     Under reinsurance agreements exclusive of the MEGA and SNLIC agreements discussed below, the Company has ceded premium of $344,736, $303,536, and $278,828 included in reinsurance premiums ceded, and received recoveries of $663,595, $286,817 and $624,314, included in annuity, death and other benefits for the years ended December 31, 2003, 2002, 2001, respectively.

     On December 31, 1992, the Company entered into a reinsurance agreement with The MEGA Life and Health Insurance Company ("MEGA"), ceding an 18% share of all universal life policies in force at December 31, 1992 as a measure to manage the future needs of the Company. The reinsurance agreement is a co-insurance treaty entitling the assuming company to 18% of all future premiums, while making them responsible for 18% of all future claims and policyholder loans relating to the ceded policies. In addition, the Company receives certain commission and expense reimbursements.

     For the years ended December 31, 2003, 2002, 2001, the Company ceded premiums to MEGA of $311,623, $344,981 and $365,247, included in reinsurance ceded, and received recoveries of $530,063, $496,751 and $494,683, included in annuity, death and other benefits, respectively. The funds held related to reinsurance treaties of $1,294,589, and $1,334,963 represent the 18% share of policy loans ceded to the reinsurer at December 31, 2003 and 2002, respectively.

     On December 26, 2003, the Company entered into a partially Coinsurance and a partially Modified Coinsurance Agreement (CoModco Agreement) with Security National Life Insurance Company (Security National Life) effective September 30, 2003. The Company ceded 50% of certain blocks of its universal life business to Security National Life. The total liabilities reinsured for this business on October 1, 2003 were $22,195,259. The Company received a ceding commission from Security National Life of $3,200,000 and will pay a risk charge to Security National Life of 1% of the outstanding Coinsurance per calendar quarter. The Company put into a bank trust investment grade bonds, which equal the outstanding liabilities ceded to Security National Life. Security National Life is named as a beneficiary of the trust and the terms of the trust are such that the Company will maintain investment grade bonds in the trust to equal the outstanding liabilities ceded to Security National Life. Under the CoModco Agreement the Coinsurance and the decrease in reserves are equal. Under U.
     S. GAAP the Coinsurance and the reserve decreases are netted since these are non-cash items, and the Company expects to recapture the Coinsurance from future profits of the reinsured business. The Company has the right to recapture the business at any time after September 30, 2004 upon 90 days advance notice. As of December 31, 2003 the outstanding Coinsurance amount was $3,075,137. The Company recorded as an expense the risk charge of $32,000 for the fourth quarter.

8.   Notes payable

     As of December 31, 2003, the Company had an unused line of credit of $5,000,000, which is secured by student loans equaling 115% of the unpaid principal balance. The facility bears interest at a variable rate per annum payable monthly and expires on April 30, 2007.

9. Notes payable to related parties

     A note payable to a related party consists of $1,000,000 due on demand to Security National Life Insurance Company. The note qualifies as shareholders' equity for statutory accounting purposes in accordance with
     Section 628.401 of the Florida Statutes. At December 31, 2003 and 2002, the note bears interest at 9.0% (payable monthly); principal repayment is contingent upon the Company maintaining statutory surplus in excess of $1,799,000 and obtaining approval in advance by the Florida Department of Insurance. Interest expense relating to the balance of the note payable to the related party during 2003, 2002, and 2001 aggregated $90,000, $90,000, and $97,000, respectively. Also, at December 31, 2003, the Company owed
     $433,100 as a short-term borrowing from Security National Financial Corporation.

                    SOUTHERN SECURITY LIFE INSURANCE COMPANY
                    Notes to Financial Statements (continued)


10.    Income taxes

     The Company's income tax liability at December 31 is summarized as follows:

                                                    2003               2002
                                                    ----               ----

Current                                          $   18,585               --
Deferred                                            948,931           1,062,802
                                                 ----------          ----------
Total                                            $  967,516          $1,062,802
                                                 ==========          ==========

     Total income taxes, including taxes on the change in the value of investments for the years ended December 31, 2003, 2002, and 2001 were as follows:

                                                 2003         2002        2001
                                                 ----         ----        ----

Tax expense (benefit)  in operations         $ (74,488)   $ (12,254)   $  16,865
Tax on unrealized appreciation
    (depreciation) of  investments             (20,798)     183,865      372,208
                                             ---------    ---------    ---------
                                             $ (95,286)   $ 171,611    $ 389,073
                                             =========    =========    =========

     Income tax expense (benefit) for the years ended December 31, 2003, 2002, 2001 is summarized as follows:

                                     2003               2002             2001
                                     ----               ----             ----

Current:
Federal                            $  8,923          $  4,246          $ (5,758)
State                                 9,662                --                --
                                   --------          --------          --------

                                     18,585             4,246            (5,758)
                                   --------          --------          --------
Deferred:
 Federal                            (79,680)          (14,678)           20,691
 State                              (13,393)           (1,822)            1,932
                                   --------          --------          --------

                                    (93,073)          (16,500)           22,623
                                   --------          --------          --------

                                   $(74,488)         $(12,254)         $ 16,865
                                   ========          ========          ========

     Income tax expense (benefit) for the years ended December 31, 2003, 2002, 2001 differs from "expected" tax (computed by applying the U.S. federal income tax rate to pretax income) as a result of the following:

                                                2003        2002        2001
                                                ----        ----        ----
Computed "expected" tax expense
   (benefit)                                 $(59,351)   $(28,158)   $ 29,866
Increase (reduction) in income
   taxes resulting from:
     Small life insurance
          company deduction                    30,523      17,107      (7,162)
     Changes in the valuation allowance
           for deferred tax assets,
           allocated to
           income tax expense                  (41,929)       --       (7,115)
     State taxes, net of federal
     income tax benefit                         (3,731)    (1,203)      1,276
                                             ---------   --------    --------
                                             $(74,488)   $(12,254)   $ 16,865
                                             ========    ========    ========

                    SOUTHERN SECURITY LIFE INSURANCE COMPANY
                    Notes to Financial Statements (continued)



Under tax laws in effect prior to 1984, a portion of a life insurance company's gain from operations was not currently taxed but was accumulated in a memorandum "Policyholders' Surplus Account." As a result of the Tax Reform Act of 1984, the balance of the Policyholders' Surplus Account has been frozen as of December 31, 1983 and no additional amounts will be accumulated in this account. However, distributions from the account will continue to be taxed, as under previous law, if any of the following conditions occur:

     a.   The  Policyholders'  Surplus  exceeds  a  prescribed  maximum,  or;
     b. Distributions, other than stock dividends, are made to shareholders in excess of Shareholders' Surplus, as defined by prior law, or;
     c. The entity ceases to qualify for taxation as a life insurance company, or;
     d. The tax-deferred status of the Policyholder's Surplus Account is modified by future tax legislation.

At December 31, 2003, the balance of the Policyholders' Surplus account aggregated approximately $236,000. The Company has not recorded deferred income taxes totaling approximately $80,000 relating to this amount as it has no plan to distribute the amounts in Policyholders' Surplus in the foreseeable future. The Tax Reform Act of 1986 enacted a new separate parallel tax system referred to as the Alternative Minimum Tax (AMT) system. AMT is based on a flat rate applied to a broader tax base. It is calculated separately from the regular federal income tax and the higher of the two taxes is paid. The excess of the AMT over regular tax is a tax credit, which can be carried forward indefinitely to reduce regular tax liabilities of future years. In 2003, 2002, 2001, AMT exceeded regular tax by $8,758, $-0-, and $-0-, respectively. At December 31, 2003, the AMT tax credit available to reduce future regular tax totaled $227,714.

The tax effect of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 2003 and 2002 are presented below:

                                                              2003    2002
                                                              ----    ----
Deferred tax assets:
Unearned revenue, due to deferral of
  "front-end" fee                                 $ 1,635,912    $ 1,717,492
Policy liabilities and accruals,
   principally due to adjustments to
   reserves for tax purposes                        2,107,516      1,718,852
Deferred policy acquisition costs
    related to unrealized
    appreciation (depreciation)                        89,609         89,390

Alternative minimum tax credit
   carry forwards                                     227,715        269,643
                                                  -----------    -----------

Total gross deferred tax assets                     4,060,752      3,795,377
Less valuation allowance                             (227,714)      (269,643)
                                                  -----------    -----------

Net deferred tax assets                             3,833,038      3,525,734
                                                  -----------    -----------

Deferred tax liabilities:
Deferred policy acquisition costs                  (4,756,712)    (4,544,629)
Other                                                 412,351        465,440
Unrealized (appreciation) depreciation
   of securities                                     (437,608)      (509,347)
                                                  -----------    -----------

Total gross deferred tax liabilities               (4,781,969)    (4,588,536)
                                                  -----------    -----------

Net deferred tax (liability)                      $  (948,931)   $(1,062,802)
                                                  ===========    ===========

The net change in the total valuation allowance for the years ended December 31, 2003 and 2002, was a (decrease) increase of $(41,929), and $-0-, respectively.

                    SOUTHERN SECURITY LIFE INSURANCE COMPANY
                    Notes to Financial Statements (continued)



In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. Based upon the level of historical taxable income and projections for future taxable income over the periods which the deferred tax assets are deductible, management believes it is more likely than not the Company will realize the benefits of these deductible differences, net of the existing valuation allowances at December 31, 2003.

11.  Related party transactions

     The Company's general agent, Insuradyne Corporation, is a wholly-owned subsidiary of Security National Financial Corporation. The balances due to an affiliated insurance agency reflected in the accompanying balance sheets principally represent earned commission due to Insuradyne. The Company incurred commission expense to Insuradyne aggregating $97,124, $109,268 and $122,787, in 2003, 2002, and 2001, respectively. These amounts are included as components of acquisition costs deferred and related amortization. Insuradyne incurred insurance-related expenses aggregating $83, $206, and $77 in 2003, 2002, 2001, respectively. The amount due to Insuradyne at December 31,2003 and 2002 was $57,065 and $83,941, respectively.

     Effective December 31, 1998, the Company entered into an Administrative Services Agreement with its ultimate parent Security National Financial Corporation (Security National). Under the terms of the Administrative Services Agreement, all of the Company's employees became employees of Security National. Administrative functions previously performed by the Company are now being furnished to the Company under the Agreement. The Company pays to Security National $250,000 per month or $3 million per year for these administrative services.

     On December 28, 1998 the Company entered into a Loan Funding and Fee Agreement and Agency Agreement (the "Agreement") with Security National Mortgage Company ("SNMC"), a subsidiary of Security National. Under the terms of the Agreement, SNMC assigns its interest in residential mortgage loans that have been pre-sold to third party investors to the Company. The Company purchases these loans and holds them as short-term investments until it receives the proceeds from the third party investors. The Company receives interest income from SNMC based upon how long the loans are outstanding. At December 31, 2003 and 2002 the Company had outstanding loan purchases of $17,497,249, and $16,283,759, respectively. Included in investment income is $1,478,281, $1,130,231 and $984,872 for the years ended December 31, 2003, 2002, and 2001, respectively.

     The Company received for the years ended December 31, 2003, 2002 and 2001, $167,349, $168,933, and $132,141, respectively, as rental income from Security National for a lease of office space in the Company's building under the terms of the Administrative Services Agreement.

     The Company received for the years ended December 31, 2003, 2002, and 2001, $33,767, $75,622, and $77,394, respectively, in interest income from Security National for short-term loans of which $28,091 and $113,707 were outstanding as of December 31, 2003 and 2002, respectively.

12. Earnings (loss) per share

     The following table sets forth the computation of basic and diluted earnings per share:

                                                2003        2002        2001
                                                ----        ----        ----
        Numerator for basic and diluted
        Earnings per share:
          Net income (loss)               $   (95,871)   (70,566)  $    70,976
        Denominator:
          Denominator for basic earnings
          per share weighted average shares  2,078,548  1,979,291    1,907,989

          Effective dilutive securities:
            Agent stock options                 --        --             --

                    SOUTHERN SECURITY LIFE INSURANCE COMPANY
                    Notes to Financial Statements (continued)

                                               2003       2002         2001
                                               ----       ----         ----
     Dilutive potential common shares           --         --           --
     Denominator for diluted earnings
        per share weighted average
        shares and assumed conversions       2,078,548   1,979,291   1,907,989
     Basic earnings (loss) per share             $(.05)      $(.04)       $.04
     Diluted earnings (loss) per share           $(.05)      $(.04)       $.04

13. Agents' incentive stock bonus plan

     The Company has an incentive bonus plan for agents that was adopted January 1, 1995 by the Company's Board of Directors and effective through December 31, 2001. Agents that qualified under the plan had the option to purchase shares of common stock. The number of shares of common stock was determined on the date of the award as the number of whole shares equal to the award based on the applicable stock price on December 31 of the year the agent had qualified for the bonus. For each share of common stock purchased by the agent, the Company will concurrently award an equivalent number of shares (this is the Company's matching contribution). In 2003 the Company incurred $1,354 relating to the Company's matching number of shares. There were no awards granted in 2003, 2002, and 2001. If the agent does not purchase the shares within the designated period, then the agent forfeits their rights to purchase the shares of common stock as well as the matching number of shares to be contributed by the Company.

14. Disclosures about fair value of financial instruments

     Statement of Financial Accounting Standards No. 107 Disclosures About Fair Value of Financial Instruments (SFAS 107) requires the Company to disclose estimated fair value information. The following methods and assumptions were used by the Company in estimating fair values of financial instruments as disclosed herein:

     Cash and cash equivalents, short-term investments and policy and student loans: The carrying amounts reported in the balance sheet for these instruments approximate their fair value.

     Investment securities available-for-sale and held-to-maturity: Fair value for fixed maturity and equity securities is based on quoted market prices at the reporting date for those or similar investments.

     Policyholders' account balances: The fair values for policyholder account balances are based on their approximate surrender values.

     The following table presents the carrying amounts and estimated fair values of financial instruments held at December 31, 2003 and 2002. The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties.

                                                  2003                           2002
                                         ----------------------             ----------------
                                        Carrying        Estimated        Carrying        Estimated
                                         amount         fair value        amount        fair value
                                         -------        ----------       --------       ----------
Financial assets:
Fixed maturities  held-to-maturity
   (see note 3)                        $ 3,691,064   $ 4,029,488       $ 3,971,539     $ 4,167,028
Fixed maturities available-for-
   sale (see note 3)                    14,213,317    14,213,317        18,439,961      18,439,961
Equity securities available-for-sale       424,165       424,165           309,218         309,218
Mortgage loans                           2,211,183     2,211,183         2,244,597       2,244,597
Policy and student loans                 8,131,980     8,131,980         8,027,736       8,027,736
Short-term investments                  17,497,249    17,497,249        16,283,759      16,283,759
Cash and cash equivalents                7,075,394     7,075,394         3,067,284       3,067,284

Financial liabilities:
Policy liabilities policyholders'
    account balances                   $46,887,592   $44,348,824       $47,222,857     $44,593,662

                    SOUTHERN SECURITY LIFE INSURANCE COMPANY
                    Notes to Financial Statements (continued)



15.  Legal proceedings

     An action was brought against Southern Security Life Insurance Company by National Group Underwriters, Inc. ("NGU") in state court in the State of Texas. The case was removed by the Company to the United States District Court for the Northern District of Texas, Fort Worth Division, with Civil No. 4:01-CV-403-E. An amended complaint was filed on or about July 18, 2001. The amended complaint asserted that NGU had a contract with the Company wherein NGU would submit applications for certain policies of insurance to be issued by the Company. It is alleged that disputes have arisen between NGU and the Company with regard to the calculation and payment of certain commissions as well as certain production bonuses.

     NGU alleged that it had been damaged far in excess of the $75,000 minimum jurisdictional limits of the federal court. NGU also sought attorney's fees and costs as well as prejudgment and post judgment interest. A second amended complaint and a third amended complaint, which included a fraud claim, were filed. A motion was filed by the Company to dismiss the third amended complaint, including the fraud claim. The court denied the motion. The Company counterclaimed for what it claimed to be a debit balance owing to it pursuant to the relationship between the parties (the amount subject to reduction as premiums are received). The Company also sought to recover attorney's fees and costs, as well as punitive damages on three of its causes of action.

     Certain discovery took place. The federal case was dismissed by stipulation. The matter was refiled in Texas state court, Tarrant County, Case No. 348 195490 02. The claims of the respective parties are essentially the same as those in federal court, which claims include fraudulent inducement relative to entering into a contract, fraud, breach of contract, breach of duty of good faith and fair dealing, attorney's fees and exemplary damages as well as seeking an accounting and contesting the interest charges. Certain depositions have been taken since the filing again in state court and further discovery is anticipated. The Company filed a motion for partial summary judgment with respect to certain items. The court has yet to rule on the motion. A trial is presently set for October 2004. The Company intends to vigorously defend the matter as well as prosecute its counterclaim.

     Lawsuits against the Company have arisen in the normal course of the Company's business. However, contingent liabilities arising from litigation and other matters are not considered material in relation to the financial position of the Company.

     To the best of the Company's knowledge, it has no potential or pending contingent liabilities that might be material to the Company's financial condition, results of operations or liquidity pursuant to product and environmental liabilities.


                                                                                                          Schedule I

                    SOUTHERN SECURITY LIFE INSURANCE COMPANY
        Summary of Investments Other Than Investments in Related Parties
                                December 31, 2003


                                                              Number of shares or                         Amount at
                                                               units-principal                           which shown
                                                                  amounts of                   Fair        in the
Type of investment                                              bonds or notes     Cost        value     balance sheet
------------------                                             --------------      ----        -----     -------------
Fixed maturities held to maturity:
   U.S. Government and government agencies and authorities              --   $        --   $        --   $    --
   Public utilities                                                     --            --            --        --
   Industrial and miscellaneous                                  3,684,773     3,691,064     4,029,488     3,691,064
   Special revenue and special assessment of agencies and
       authorities of governments and political subdivisions            --            --            --        --
                                                               -----------   -----------   -----------   -----------
   Total fixed maturities held to maturity                       3,684,773     3,691,064     4,029,488     3,691,064

Fixed maturities available-for-sale:
   U.S. Government and government agencies and authorities         600,000       596,430       678,034       678,034
   Public utilities                                                655,000       657,200       665,238       665,238
   Industrial and miscellaneous                                 11,700,000    11,903,707    12,870,045    12,870,045
   Special revenue and special assessment of agencies and
       authorities of governments and political subdivisions            --            --            --         --
                                                               -----------   -----------   -----------   -----------

   Total fixed maturities available for sale                    12,955,000    13,157,337    14,213,317    14,213,317
                                                               -----------   -----------   -----------   -----------
                                                                16,639,773   $16,848,401   $18,242,805   $17,904,381
                                                               ===========   -----------   ===========   -----------
Equity securities:
   Common, including investments in mutual funds                    44,602       316,293   $   424,165       424,165
                                                               ===========                 ===========

Mortgage loans                                                                 2,211,183                    2,211,183

Policy loans                                                                   7,811,234                    7,811,234

Student loans                                                                    320,746                      320,746

Short-term investments                                                        17,497,249                   17,497,249
                                                                             -----------                  -----------

   Total investments                                                         $45,005,106                  $46,168,958
                                                                             ===========                  ===========

See accompanying auditors' report



                                                                                                              Schedule III
                    SOUTHERN SECURITY LIFE INSURANCE COMPANY

                       Supplementary Insurance Information

                          December 31, 2003, 2002, 2001


                                   Future policyn                                   Other
                    Deferred        benefits,          Policy-                      policy
                     policy         loss claims       holders'                     claims &                         Netr
                   acquisition      and loss           account      Unearned       benefits       Premium       investmentg
                       cost           expenses        balances      premiums        payable       revenue         incomes
                   -----------     -------------      --------      --------       --------       -------         -------


2003 Life
  and
  annuities   $13,624,107     4,279,281    46,887,592     4,334,299     798,050     7,334,707     4,005,129     5,599,434
              ===========   ===========   ===========   =========== ===========   ===========   ===========   ===========

2002 Life
  and
  annuities   $13,391,535     3,517,481    47,222,857     4,551,265     701,312     7,075,257     3,835,420     5,343,573
              ===========   ===========   ===========   =========== ===========   ===========   ===========   ===========

2001 Life
  and
  annuities   $12,974,390     2,901,599    47,601,259     4,694,563   1,147,403     6,736,027     3,866,966     4,482,588
              ===========   ===========   ===========   =========== ===========   ===========   ===========   ===========












See accompanying auditors' report.



                                                            Schedule III

                    SOUTHERN SECURITY LIFE INSURANCE COMPANY

                       Supplementary Insurance Information

                          December 31, 2003, 2002, 2001


                Benefits      Amortization
                 claims        of deferred
                losses &         policy          Other
               settlement      acquisition     operating
                expenses          costs        expenses
               -----------     -------------   --------

2003 Life
  and
  annuities     5,599,434     2,039,459          3,871,302
              ===========   ===========        ===========

2002 Life
  and
  annuities     5,343,573     1,969,966          3,678,920
              ===========   ===========        ===========

2001 Life
  and
  annuities     4,482,588     2,197,399          3,835,165
              ===========   ===========        ===========












See accompanying auditors' report.



                                                                  Schedule IV
                    SOUTHERN SECURITY LIFE INSURANCE COMPANY

                                   Reinsurance

                          December 31, 2003, 2002, 2001


                                                       Ceded to          Assumed                        Percentage
                                                         other          from other                      of amount
                                    Direct amount      companies        companies       Net amount     assumed to net
                                    -------------      ---------        ---------       ----------     --------------
December 31, 2003:
   Life insurance in force         $  675,447,000   $  401,148,000   $  826,088,000   $1,100,387,000               75%
                                   ==============   ==============   ==============   ==============               ==

   Premiums:
     Life insurance                $    7,013,496   $      656,359   $      867,200   $    7,224,337               12%
     Accident & health insurance          110,370               --               --          110,370               --
                                   --------------   --------------   --------------   --------------   --------------

   Total Premiums                  $    7,123,866   $      656,359   $      867,200   $    7,334,707               12%
                                   ==============   ==============   ==============   ==============   ==============

December 31, 2002:
   Life insurance in force         $  702,535,000   $  164,248,000   $  824,243,000   $1,362,530,000               60%
                                   ==============   ==============   ==============   ==============   ==============

   Premiums:
     Life insurance                $    6,812,419   $      648,517   $      789,453   $    6,953,355               11%
     Accident & health insurance          121,902               --               --          121,902               --
                                   --------------   --------------   --------------   --------------   --------------

   Total Premiums                  $    6,934,321   $      648,517   $      789,453   $    7,075,257               11%
                                   ==============   ==============   ==============   ==============   ==============

December 31, 2001:
   Life insurance in force         $  750,557,000   $  179,242,000   $  817,437,000   $1,388,752,000               59%
                                   ==============   ==============   ==============   ==============   ==============

   Premiums:
     Life insurance                $    6,579,409   $      635,733   $      649,916   $    6,593,592               10%
     Accident & health insurance          150,777            8,342               --          142,435               --
                                   --------------   --------------   --------------   --------------   --------------

   Total Premiums                  $    6,730,186   $      644,075   $      649,916   $    6,736,027               10%
                                   ==============   ==============   ==============   ==============   ==============


See accompanying auditor's report.

Item 9. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.
---------------------------------------------------------------------------

None

Item 9A.  Controls and Procedures

     (a) Evaluation of disclosure controls and procedures - The Company's principal executive officer and principal financial officer have reviewed and evaluated the effectiveness of the Company's disclosure controls and procedures (as defined in Rules 240.13a-14(c) and 15d-14(c) under the Securities Exchange Act of 1934 (the "Exchange Act") as of the end of the period covered by this annual report. Based on that evaluation, the principal executive officer and the principal financial officer have concluded that the Company's disclosure controls and procedures are effective, providing them with material information relating to the Company as required to be disclosed in the reports the Company files or submits under the Exchange Act on a timely basis.

     (b) Changes in internal controls - There were no significant changes in the Company's internal controls over financial reporting or in other factors that could significantly affect the Company's internal controls and procedures subsequent to the date of their most recent evaluation, nor were there any significant deficiencies or material weaknesses in the Company's internal controls. As a result, no corrective actions were required or undertaken.

                                    PART III

Item 10.  Directors and executive officers of the Company.
----------------------------------------------------------

The Company's Board of Directors consists of eight persons, four of whom are not employees of the Company. There is no family relationship between or among any of the directors, except that Scott M. Quist and G. Robert Quist are the sons of George R. Quist. The following table sets forth certain information with respect to the directors and executive officers of the Company.

                                Director/Officer
Name                    Age         Since          Position(s) with the Company
----                    ---     ----------------   ----------------------------
George R. Quist         83      December 1998       Chairman of the Board and
                                                    Chief Executive Officer

Scott M. Quist          50      December 1998       President, General Counsel,
                                                    Chief Operating Officer and
                                                    Director

G. Robert Quist         52      April 1999          Vice President, Secretary
                                                    and Director

J. Lynn Beckstead, Jr.  50      March 2002          Vice President and Director

Charles L. Crittenden   83      December 1998       Director

Robert G. Hunter        44      December 1998       Director

H. Craig Moody          52      December 1998       Director

Norman G. Wilbur        65      December 1998       Director

Stephen M. Sill         58      March 2002          Vice President, Treasurer
                                                    and Chief Financial Officer

Committees of the Board of Directors include an executive committee, on which Messrs. George Quist, Scott Quist, and Moody serve; an audit committee, on which Messrs. Crittenden, Moody, and Wilbur serve; and a compensation committee, on which Messrs. Crittenden, Wilbur and George Quist serve.

The audit committee is composed of directors who are, in the opinion of the Board of Directors, free from any relationship which would interfere with the exercise of independent judgment and who possess an understanding of financial statements and generally accepted accounting principles. Thus, each member is an "independent" director as that term is defined by the regulations of the Security Exchange Act of 1934. The Board of Directors has determined that Norman
G. Wilbur, who currently serves as a director of the Company as well as a member of its audit committee, is an independent audit committee financial expert.

The following is a description of the business experience of each of the directors and executive officers.


George R. Quist has been Chairman of the Board and Chief Executive Officer of the Company since December 1998. He has served as President of the Company from December 1998 until July 2002. Mr. Quist has also served as Chairman of the Board and Chief Executive Office of Security National Financial Corporation since October 1979, and its President from October 1979 until July 2002. From 1960 to 1964, he was Executive Vice President and Treasurer of Pacific Guardian Life Insurance Company. From 1946 to 1960, he was an agent, District Manager and Associate General Agent for various insurance companies. Mr. Quist also served from 1981 to 1982 as the President of The National Association of Life Companies, a trade association of 642 life insurance companies, and from 1982 to 1983 as its Chairman of the Board.

Scott M. Quist has been President of the Company since July 2002, its Chief Operating Officer since October 2001, and as its General Counsel and a director since December 1998. In addition, Mr. Quist served as First Vice President of the Company from December 1998 to July 2002. Mr. Quist has also served as President of Security National Financial Corporation since July 2002, as its Chief Operating Officer since October 2001, and its General Counsel and a director since May 1986. From 1980 to 1982, Mr. Quist was a tax specialist with Peat, Marwick, Mitchell, & Co., in Dallas, Texas. From 1986 to 1991, he was Treasurer and a director of The National Association of Life Companies, a trade association of 642 insurance companies until its merger with the American Council of Life Companies. Mr. Quist has been a member of the Board of Governors of the Forum 500 Section (representing small insurance companies) of the American Council of Life Insurance. He has also served as regional director of Key Bank of Utah since November 1993. Mr. Quist is currently a director and immediate past president of the National Alliance of Life Companies, a trade association of over 200 life companies.

G. Robert Quist has been a director of the Company since April 1999 and its First Vice President and Secretary since March 2002. Mr. Quist has also served as First Vice President and Secretary of Security National Financial Corporation since March 2002. He has served as President and a director of Big Willow Water Company since 1987 and a director of Investors Equity Life Insurance Company of Hawaii from 1987 to 1992. He has also served as Secretary-Treasurer and a director of the Utah Cemetery Association since 1987.

J. Lynn Beckstead Jr. has been a director of the Company since March 2002. Mr. Beckstead has also served as Vice President and a director of Security National Financial Corporation since March 2002. In addition, he is President of Security National Mortgage Company, an affiliate of the Company, and has served in this position since July 1993. From 1990 to 1993, Mr. Beckstead was Vice President and a director of Republic Mortgage Corporation. From 1983 to 1990, Mr. Beckstead was Vice President and a director of Richards Woodbury Mortgage Corporation. From 1980 to 1983, he was a principal broker for Boardwalk Properties. From 1978 to 1980, Mr. Beckstead was a residential loan officer for Medallion Mortgage Company. From 1977 to 1978, he was a residential construction loan manager of Citizens Bank.

Charles L. Crittenden has been a director of the Company since December 1998. Mr. Crittenden is also a director of Security National Financial Corporation and has served in this position since October 1979. Mr. Crittenden has been sole stockholder of Crittenden Paint & Glass Company since 1958. He is also an owner of Crittenden Enterprises, a real estate development company, and Chairman of the Board of Linco, Inc.

Robert G. Hunter, M.D. has been a director of the Company since December 1998. Dr. Hunter is also a director of Security National Financial Corporation and has served in this position since October 1998. Dr. Hunter is currently a practicing physician in private practice. Dr. Hunter created the State Wide E.N.T. Organization (Rocky Mountain E.N.T., Inc.) where he is currently a member of the Executive Committee. He is Chairman of Surgery at Cottonwood Hospital, a delegate to the Utah Medical Association and a delegate representing Utah to the American Medical Association, and a member of several medical advisory boards.

H. Craig Moody has been a director of the Company since December 1998. Mr. Moody is also a director of Security National Financial Corporation and has served in this position since September 1995. Mr. Moody is owner of Moody & Associates, a political consulting and real estate company. He is a former Speaker and House Majority Leader of the House of Representatives of the State of Utah.

Norman G. Wilbur has been a director of the Company since December 1998. Mr. Wilbur is also a director of Security National Financial Corporation and has served in this position since October 1998. Mr. Wilbur worked for J.C. Penny's regional offices in budget and analysis. His final position was Manager of Planning and Reporting for J.C. Penney's stores. After 36 years with J.C. Penny's, he took an option of an early retirement in 1997. Mr. Wilbur is a past board member of a homeless organization in Plano, Texas.

Stephen M. Sill has been Vice President, Treasurer and Chief Financial Officer of the Company since March 2002. From 1998 to 2002, Mr. Sill was Vice President and Controller of the Company. He has also served as Vice President, Treasurer and Chief Financial Officer of Security National Financial Corporation since March 2002. From 1997 to 2002, Mr. Sill was Vice President and Controller of Security National Financial Corporation. From 1994 to 2002, Mr. Sill was Vice President and Controller of Security National Life Insurance Company. From 1989 to 1993, he was Controller of Flying J, Inc. From 1978 to 1989, Mr. Sill was Senior Vice President and Controller of Surety Life Insurance Company. From 1975 to 1978, he was Vice President and Controller of Sambo's Restaurant, Inc. From 1974 to 1975, Mr. Sill was Director of Reporting of Northwest Pipeline Corporation. From 1970 to 1974, he was an auditor with Arthur Andersen & Co. Mr. Sill is a director and immediate past president of the Insurance Accounting and Systems Association (IASA), a national association of over 1,300 insurance companies and associate members.

Executive Officers

The following table sets forth certain information with respect to the executive officers of the Company (the business biographies set forth above):

Name                       Age          Title
George R. Quist (1)        83       Chairman of the Board and Chief Executive
                                    Officer

Scott M. Quist (1)         50       President, General Counsel and Chief
                                    Operating Officer

G. Robert Quist (1)        52       Vice President and Secretary

Stephen M. Sill            58       Vice President, Treasurer and
                                    Chief Financial Officer

(1) George R. Quist is the father of Scott M. Quist and G. Robert Quist.

The Board of Directors of the Company has a written procedure which requires disclosure to the board of any material interest or any affiliation on the part of any of its officers, directors or employees which is in conflict or may be in conflict with the interests of the Company.

No director, officer or 5% stockholder of the Company or its subsidiaries, or any affiliate thereof has had any transactions with the Company or its subsidiaries during 2003 or 2002.

Each of the directors are board members of Security National Financial Corporation (the ultimate parent of the Company) with the exception of G. Robert Quist, which has a class of equity securities registered under the Securities Exchange Act of 1934, as amended. In addition, Scott M. Quist is a regional director of Key Bank of Utah. All directors of the Company hold office until the next annual meeting of stockholders, until their successors have been elected and qualified, or until their earlier resignation or removal.

Pursuant to Item 406 of Regulation S-K under the Securities Exchange Act of 1934, the Company has not yet adopted a code of ethics that applies to its principle executive officer, principal financial officer, controller or persons performing similar functions. The Company is still in the process of studying this issue and may adopt a code of ethics in the near future.

Item 11.  Executive compensation.
--------------------------------

     (a) Summary compensation. The following table sets forth, for each of the last three fiscal years, the compensation received by George R. Quist, Chairman of the Board and Chief Executive Officer of the Company, and all other executive officers at December 31, 2003, whose salary and bonus for all services in all capacities exceed $100,000 for the fiscal year ended December 31, 2003.

                           SUMMARY COMPENSATION TABLE
                                                                                       Long Term Compensation

                                           Annual Compensation                Awards           Awards       Payouts
                            ------------------------------------------------             ----------------------------------
    (a)                  (b)        (c)           (d)          (e)           (f)              (g)         (h)           (i)
                                                              Other      Restricted       Securities                All other
Name and                                                     Annual         Stock         Underlying     LTIP         Compen-
Principal                                                 Compensation     Awards          Options/     Payouts       sation
Position                Year     Salary($)     Bonus($)        ($)           ($)            SARs(#)       ($)            $
--------------------------------------------------------------------------------------------------------------------------
Chief
Executive
Officer

George R. Quist(1)        2003    $0              $0           $0              $0             N/A         N/A            N/A
George R. Quist(1)        2002    $0              $0           $0              $0             N/A         N/A            N/A
George R. Quist(1)        2001    $0              $0           $0              $0             N/A         N/A            N/A

(1) Effective January 1, 1999, the Company entered into an Administrative Services Agreement with its ultimate parent Security National Financial Corporation (Security National). Under the terms of the Administrative Services Agreement, all of the Company's employees became employees of Security National. Administrative functions previously performed by the Company are now being furnished to the Company under this Agreement. The Company pays to Security National $250,000 per month or $3 million per year for the Administrative services.

     (b) Perquisites. The Company does not have a pension, retirement or other deferred compensation plan, or any other similar arrangement.

     (c) Director's fees and other fees. Directors did not receive any compensation in 2003, 2002 or 2001.

     (d) Compensation committee interlocks and insider participation. The Executive Committee of the Company's Board of Directors makes recommendation to the board concerning the compensation of the Company's executive officers. Subsequently, the board makes all final decisions concerning such compensation.

     (e)  Employee contracts. The Company does not have any employee contracts.

Item 12. Security ownership of certain beneficial owners and management.

The following table sets forth, as of December 31, 2003, information with respect to the only persons known by the Company to be the beneficial owner of more than 5% of the Company's outstanding voting securities:

                                                  Number of Shares       Percent
   Title of          Name and Address of       and Nature of Beneficial     of
    Class             Beneficial Owner                Ownership           Class
   ---------        ---------------------      ------------------------- ------
 Common Shares   SSLIC Holding Company Inc.,
                 formerly Consolidare Enterprises, Inc.   1,207,784      57.4%
                 c/o Security National Life Ins. Co.
                 5300 S 360 W, Suite 200
                 Salt Lake City, UT 84123

 Common Shares   Security National Life Insurance Company   406,635      19.3%
                 5300 South 360 West, Suite 200
                 Salt Lake City, Utah 84123

Item 13.  Certain relationships and related transactions.
--------------------------------------------------------

Insuradyne Corporation, a wholly owned subsidiary of Security National Financial Corporation, serves as general agent for the Company, pursuant to a general agency agreement, which is terminable by either party with 30 days notice. In such capacity, Insuradyne receives a commission on the first year commissionable premium on certain of the Company's policies as well as a small renewal commission on certain other policies. In accordance with the Florida Insurance Code, a copy of the Company's General Agency Agreement with Insuradyne Corporation was filed with and approved by the Florida Department of Insurance. Management of the Company believes that the terms of its General Agency Agreement with Insuradyne are as favorable to the Company as terms which could be obtained from independent third parties.

During 2003 and 2002, gross commissions in the amounts of $97,124, and $109,268, respectively, were earned by Insuradyne Corporation. At December 31, 2003, the Company owed $57,064 to Insuradyne as a result of commissions earned by Insuradyne but for which Insuradyne has not yet requested payment.

No director or officer of the Company or any associates of any director or officer of the Company was indebted to the Company at December 31, 2003.

The Company continues to be indebted to its parent, Security National Life Insurance Company (SNLIC), in the amount of $1,000,000, pursuant to a promissory note dated December 1988, which bears interest at the annual rate of interest equal to the prime rate (as hereinafter defined) plus 2%, with such interest rate not to be less than 9% nor in excess of 11%. For purposes of this promissory note, prime rate is defined to mean the prime rate as announced by Compass Bank, Birmingham, Alabama, from time to time, as its prime rate (which interest rate is only a bench mark, is purely discretionary and is not necessarily the best or lowest rate charged borrowing customers). This promissory note is due on demand and is payable out of capital surplus in excess of $1,799,000, pursuant to Florida Statutes ss.628.401 (1990). Interest and principal can only be repaid upon the express written approval of the Florida Department of Insurance.

The Company entered into an Administrative Services Agreement dated December 17, 1998 with SNFC. Under the terms of the agreement, SNFC has agreed to provide the Company with certain defined administrative and financial services, underwriting, data processing, legal, building management, marketing advisory services and investment services. In consideration for the services to be provided by SNFC, the Company shall pay SNFC an administrative services fee of $250,000 per month, which may be increased, beginning on January 1, 2001, to reflect increases in Consumer Price Index, over the index amount as of January 1, 2000.

The Administrative Services Agreement shall remain in effect for an initial term expiring on December 16, 2003. However, the term of the agreement may be automatically extended for an additional one-year term unless either the Company or SNFC shall deliver a written notice on or before September 30 of any year stating to the other its desire not to extend the term of the agreement. SSLIC Holding Company, a wholly owned subsidiary of SNLIC, owns 77% of the outstanding shares of common stock of the Company. SNLIC is a wholly owned subsidiary of SNFC. In addition, George R. Quist, the Company's Chief Executive Officer is the Chief Executive Officer of SNFC; Scott M. Quist, the Company's President, General Counsel and Chief Operating Officer, is the President, General Counsel and Chief Operating Officer of SNFC; G. Robert Quist, the Company's Vice President and Secretary, is the Vice President and Secretary of SNFC; Stephen M. Sill, the Company's Vice President, Treasurer and Chief Financial Officer, is the Vice President, Treasurer and Chief Financial Officer of SNFC. Finally, the directors of the Company, with the exception of G. Robert Quist, also serve as the directors of SNFC. See Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operation.

On December 28, 1998 the Company entered into a Loan Funding and Fee Agreement and Agency Agreement (the "Agreement") with Security National Mortgage Company ("SNMC"), a subsidiary of SNFC. Under the terms of the Agreement, SNMC assigns its interest in residential mortgage loans that have been pre-sold to third party investors to the Company. The Company purchases these loans and holds them as short-term investments until it receives the proceeds from the third-party investors. The Company receives fee income from SNMC based upon how long the loans were outstanding. At December 31, 2003 and 2002, the Company had outstanding loan purchases of $17,497,249 and $16,283,759, respectively. Included in investment income are $1,478,281 and $1,130,231 for the years ended December 31, 2003 and 2002, respectively.

The Company received for the years ended December 31, 2003 and 2002, $167,349 and $168,933, respectively, as rental income from SNFC for a lease of office space in the Company's building under the terms of the Administrative Services Agreement.

The Company received for the year ended December 31, 2003 and 2002, $33,767 and $75,622, respectively, in interest income from SNFC for short-term loans of which $28,091 and $113,707 were outstanding as of December 31, 2003 and 2002, respectively.

Item 14.  Principal accounting fees and services

Fees for the 2003 annual audit and related quarterly reviews were approximately $55,000. There were no other fees during 2003.

                                     PART IV


Item 15.  Exhibits, Financial Statement Schedules and Reports on 8-K.

                                                                 Page Number
(a) 1. See item 8                                                -----------

    2. Supplemental Schedules

       Required Financial Data - for the years ended December 31,
       2003, 2002 and 2001 - included in Part II, Item 8:

       Schedule I - Summary of Investments -
       Other than Investments in Related
       Parties  .......................................................45

       Schedule III - Supplementary Insurance
       Information.....................................................46

       Schedule IV - Reinsurance.......................................47

Schedules other than those listed above have been omitted because they are not applicable or because the required information is included in the financial statements and notes thereto or in Item 7 - Management's Discussion and Analysis of Financial Condition and Results of Operations.

3.  Exhibits

     3.1 Articles of Incorporation, as amended, and Bylaws, as amended, dated September 1994, incorporated by reference from the Annual Report filed on Form 10-K for fiscal year ended December 31, 1994.

     10.1 Revolving Financing Agreement between the Company and the Student Loan Marketing Association, dated September 19, 1996, incorporated by reference from Annual Report on Form 10-K for fiscal year ended December 31, 1997.

     10.2 Reinsurance Agreement between the Company and United Group Insurance Company, dated as of December 31, 1992 incorporated by reference from Annual Report on Form 10-K for fiscal year ended December 31, 1992.

     10.3 Agency Agreement between the Company and Insuradyne Corporation incorporated by reference from Annual Report on Form 10-K for fiscal year ended December 31, 1993.

     10.4 Administrative Services Agreement between the Company and Security National Financial Corporation effective December 17, 1998, incorporated by reference from Annual Report on Form 10-K for fiscal year ended December 31, 1998.

     10.5 Agency Agreement between the Company and Security National Mortgage Company dated December 28, 1998 incorporated by reference from Annual Report on Form 10-K for fiscal year ended December 31, 1999.

     10.6 Loan Funding and Fee Agreement between the Company and Security National Mortgage Company dated December 28, 1998, incorporated by reference from Annual Report on Form 10-K for fiscal year ended December 31, 1999.

     10.7 Reinsurance Agreement between the Company and Security National Life Insurance Company dated December 26, 2003.

     11.1 Statement Re Computation of Net Income per Common Share.

     31.1 Certification pursuant to 18 U.S.C. Section 1350 as enacted by Section 302 of the Sarbanes-Oxley Act of 2002.

     31.2 Certification pursuant to 18 U.S.C. Section 1350 as enacted by Section 302 of the Sarbanes-Oxley Act of 2002.

     32.1 Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

     32.2 Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

          (b)  Reports on Form 8-K

               None

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                    SOUTHERN SECURITY LIFE INSURANCE COMPANY


Dated: March 29, 2004                   By:     George R. Quist
                                                ----------------
                                                George R. Quist
                                                Chairman of the Board and
                                                Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 as amended, this report has been signed by the following persons in counterpart on behalf of the Company on the dates indicated:



Signature                   Title                              Date
---------                   -----                              ----
George R. Quist         Chairman of the                      March 29, 2004
                        Board and Chief Executive
                        Officer (Principal Executive
                        Officer)

Scott M. Quist          President, General Counsel,          March 29, 2004
                        Chief Operating Officer and
                        Director

Stephen M. Sill         Vice President, Treasurer and
                        Chief Financial Officer (Principal
                        Financial and Accounting
                        Officer) March 29, 2004

G. Robert Quist         Vice President, Secretary
                        and Director                         March 29, 2004

J. Lynn Beckstead, Jr.  Director                             March 29, 2004

Charles L. Crittenden   Director                             March 29, 2004

Robert G. Hunter        Director                             March 29, 2004

H. Craig Moody          Director                             March 29, 2004

Norman G. Wilbur        Director                             March 29, 2004

                                  Exhibit 31.1

                                 CERTIFICATIONS

I, George R. Quist, certify that:

1. I have reviewed this annual report on Form 10-K of Southern Security Life Insurance Company;

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4. The registrant's other certifying officer and I are responsible for establishing and maintaing disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant to have:

     (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     (b) Evaluated the effectivness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

     (c) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

     (a) All significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

     (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls over financial reporting.


Date: March 29, 2004

                                          By:      George R. Quist
                                                   Chairman of the Board,
                                                   Chief Executive Officer

                                  Exhibit 31.2

                                 CERTIFICATIONS

I, Stephen M. Sill, certify that:

1. I have reviewed this annual report on Form 10-K of Southern Security Life Insurance Company;

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4. The registrant's other certifying officer and I are responsible for establishing and maintaing disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant to have:

     (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     (b) Evaluated the effectivness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

     (c) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

     (a) All significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

     (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls over financial reporting.


Date:  March 29, 2004

                                       By:      Stephen M. Sill
                                                Vice President, Treasurer and
                                                Chief Financial Officer

                                  EXHIBIT 32.1
                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Southern Security Life Insurance Company (the "Company") on Form 10K for the period ending December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, George R. Quist, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

George R. Quist
Chief Executive Officer
March 29, 2004

                                  EXHIBIT 32.2
                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Southern Security Life Insurance Company (the "Company") on Form 10K for the period ending December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stephen M. Sill, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Stephen M. Sill
Chief Financial Officer
March 29, 2004

                    SOUTHERN SECURITY LIFE INSURANCE COMPANY

                                   EXHIBIT 11

                            COMPUTATION OF NET INCOME

                                PER COMMON SHARE



                                   2003            2002           2001
                                   ----           ----            ----
Weighted Average Shares
    Outstanding                 2,078,548      1,979,291      1,907,989
Net Income (Loss)             $   (95,871)   $   (70,566)   $    70,976
Per Share Amount              $      (.05)   $      (.04)   $       .04

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.


                                    FORM 10-Q


             QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



For Quarter Ended June 30, 2004                Commission File Number: 2-35669
-------------------------------                -------------------------------


                    SOUTHERN SECURITY LIFE INSURANCE COMPANY
                            Exact Name of Registrant.


          FLORIDA                                        59-1231733
-----------------------------------             --------------------------
(State or other jurisdiction of                 (IRS Identification Number)
 incorporation or organization)



755 Rinehart Road, Lake Mary, Florida                     32746
-------------------------------------               ----------------
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including Area Code        (407) 321-7113
                                                          --------------


Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

                                                     YES  X         NO
                                                         ---

Indicate the number of shares outstanding of each of the issuer's classes of common stock, as of the latest practicable date.

Class A Common Stock, $1.00 par value           2,105,235
-------------------------------------      ----------------------------
             Title of Class                Number of Shares Outstanding
                                              as of June 30, 2004

                    SOUTHERN SECURITY LIFE INSURANCE COMPANY
                                    FORM 10-Q

                           QUARTER ENDED JUNE 30, 2004

                                TABLE OF CONTENTS

                         PART I - FINANCIAL INFORMATION



Item 1    Financial Statements                                 Page No.
------                                                        --------

           Statement of Operations - Six and Three Months
           ended June 30, 2004 and 2003 (unaudited).................3

           Balance Sheet - June 30, 2004 (unaudited)
           and December 31, 2003..................................4-5

           Statement of Cash Flows - Six Months ended June 30,
           2004 and 2003 (unaudited)................................6

           Notes to Condensed Financial Statements..................7

Item 2
           Management's Discussion and Analysis of
           Financial Condition and Results of Operations........ 8-10

Item 3
           Quantitative and Qualitative Disclosures About
           Market Risk.............................................11

Item 4
           Controls and Procedures.................................11

                           PART II - OTHER INFORMATION

           Other Information....................................11-13

           Signature Page..........................................14

           Certifications.......................................15-17



                    SOUTHERN SECURITY LIFE INSURANCE COMPANY
                             STATEMENT OF OPERATIONS
                                   (Unaudited)



                                               Six Months Ended           Three Months Ended
                                         June 30,         June 30,     June 30          June 30,
                                          2004              2003        2004              2003
                                        (Unaudited)      (Unaudited)  (Unaudited)     (Unaudited)
Revenues:
Net insurance revenues                  $3,799,263     $3,580,902     $1,883,481     $1,806,191
Net investment income                    1,200,870      1,222,508        662,339        613,171
Related party interest income              726,458        802,755        343,989        410,694
                                       -----------    -----------    -----------    -----------
                                         5,726,591      5,606,165      2,889,809      2,830,056
                                       -----------    -----------    -----------    -----------


Benefits, claims and expenses:
-----------------------------
Benefits and claims                      2,781,731      2,759,010      1,342,179      1,417,214
Amortization of deferred policy
   acquisition costs                       994,693      1,064,447        542,205        664,370
Related party operating expenses         1,544,630      1,544,630        772,438        772,438
Operating expenses                         520,830        159,546        241,100          9,265
                                       -----------    -----------    -----------    -----------
                                         5,841,884      5,527,633      2,897,922      2,863,287
                                       -----------    -----------    -----------    -----------

Income (loss) before income taxes         (115,293)        78,532         (8,113)       (33,231)
Income tax (expense) benefit                13,619        (16,583)         1,106          6,202
                                       -----------    -----------    -----------    -----------

      Net income (loss)                  $(101,674)       $61,949        $(7,007)      $(27,029)
                                       ===========    ===========    ===========    ===========

Basic and diluted net income (loss)
   per share of common stock                 $(.05)          $.03           $.00          $(.01)
                                       ===========    ===========    ===========    ===========

Weighted average outstanding
   common shares - basic and diluted     2,104,145      2,053,494      2,104,418      2,103,600
                                       ===========    ===========    ===========    ===========








See accompanying notes to condensed financial statements.

                    SOUTHERN SECURITY LIFE INSURANCE COMPANY
                                  BALANCE SHEET




                                                  June 30, 2004     December 31,
                                                   (Unaudited)         2003
Assets:                                           -------------     -----------
-------
Investments:
   Fixed maturities held-to-maturity                $14,071,598      $3,691,064
   Securities available-for-sale,
     at fair value:
     Fixed maturities                                13,121,959      14,213,317
     Equity securities                                  493,949         424,165
   Mortgage loans                                     1,536,641       2,211,183
   Policy and student loans                           7,845,020       8,131,980
   Short-term investments                            14,300,429      17,497,249
                                                    -----------     -----------
      Total investments                              51,369,596      46,168,958
                                                    -----------     -----------

Cash and cash equivalents                               225,153       7,075,394
Accrued investment income                               601,034         462,846
Deferred policy acquisition costs                    14,007,274      13,624,107
Policyholders' account balances on
   deposit with reinsurer                             6,765,401       6,795,983
Reinsurance receivable                                  326,452         442,574
Receivables:
   Agent balances, net                                  510,743         461,133
   Receivable from affiliates                         1,317,891          28,091
   Other                                                697,517         292,234
Property and equipment, net, at cost                  2,279,037       2,313,119
                                                    -----------     -----------

   Total assets                                     $78,100,098     $77,664,439
                                                    ===========     ===========






See accompanying notes to condensed financial statements.

                    SOUTHERN SECURITY LIFE INSURANCE COMPANY
                            BALANCE SHEET (Continued)




                                                     June 30, 2004  December 31,
                                                      (Unaudited)      2003

Liabilities and Shareholders' Equity:
Liabilities:
      Future policy benefits                            $4,772,084   $4,279,281
      Policyholders' account balances                   46,979,607   46,887,592
      Unearned revenue                                   4,416,740    4,334,299
      Other policy claims and benefits payable           1,228,766      798,050
      Other policyholders' funds, dividend
         and endowment accumulations                        99,858       98,071
      Funds held related to reinsurance treaties         1,288,832    1,294,589
      Note payable to related parties                    1,000,000    1,433,100
      Due to affiliated insurance agency                   107,260       57,065
      General expenses accrued                              87,543       81,942
      Unearned investment income                           357,704      355,650
      Other liabilities                                    119,140       62,798
      Income taxes                                         865,019      967,516
                                                       -----------  -----------
           Total liabilities                            61,322,553   60,649,953
                                                       -----------  -----------

Commitments and contingencies                                --           --

Shareholders' equity:
   Common stock, $1 par, authorized
     3,000,000 shares; issued and out-
     standing, 2,105,235 shares in 2004 and
     2,103,600 shares in 2003                            2,105,235    2,103,600
   Capital in excess of par                              4,619,747    4,614,925
   Accumulated other comprehensive income                  700,519      835,784
   Retained earnings                                     9,352,044    9,460,177
                                                       -----------  -----------
      Total shareholders' equity                        16,777,545   17,014,486
                                                       -----------  -----------

      Total liabilities and shareholders' equity       $78,100,098  $77,664,439
                                                       ===========  ===========







See accompanying notes to condensed financial statements.



                    SOUTHERN SECURITY LIFE INSURANCE COMPANY
                             STATEMENT OF CASH FLOWS
                                   (Unaudited)



                                                                     Six Months Ended June 30,
                                                                 2004                      2003
                                                                 ----                      ----

Net cash provided by (used in) operating activities              $353,388        $560,084
                                                             ------------    ------------

Cash flows used in investing activities:
   Purchase of investments held-to-maturity                   (11,534,751)             --
   Proceeds from maturity of held-to-maturity securities        1,159,089         120,000
   Proceeds from maturity of available for-sale securities        655,000         360,000
   Mortgage loan repayments                                         7,928          15,581
   Net change in short-term investments                         3,196,820      (2,887,356)
   Net change in policy and student loans                         286,960         150,704
   Acquisition of property and equipment                          (27,864)         (7,706)
                                                             ------------    ------------

Net cash used in investing activities                          (6,256,818)     (2,248,777)
                                                             ------------    ------------

Cash flow used in financing activities:
   Receipts from universal life and
      certain annuity policies credited
      to policyholder account balances                          2,126,748       2,189,873
   Return of policyholder balances
      on universal life and certain annuity policies           (3,073,559)     (3,286,627)
                                                             ------------    ------------

Net cash used in financing activities                            (946,811)     (1,096,754)
                                                             ------------    ------------

Decrease in cash and cash equivalents                          (6,850,241)     (2,785,447)

Cash and cash equivalents at beginning of period                7,075,394       3,067,284
                                                             ------------    ------------

Cash and cash equivalents at end of period                       $225,153        $281,837
                                                             ============    ============





See accompanying notes to condensed financial statements.

                    SOUTHERN SECURITY LIFE INSURANCE COMPANY
                     Notes to Condensed Financial Statements
                            June 30, 2004 (Unaudited)


1.  Basis of Presentation

The accompanying unaudited condensed financial statements have been prepared by management in conformity with accounting principles generally accepted in the United States of America for interim financial information and with the instructions to Form 10-Q and Regulation S-X. Accordingly, they do not include all of the disclosures required by accounting principles generally accepted in the United States of America for complete financial statements. All adjustments and accruals considered necessary for fair presentation of financial information have been included in the opinion of management, and are of a normal recurring nature. Quarterly results of operations are not necessarily indicative of annual results. These statements should be read in conjunction with the financial statements and the notes thereto included in the Southern Security Life Insurance Company 2003 Annual Report on Form 10-K for the fiscal year ended December 31, 2003 (file number 2-35669).

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

The estimates susceptible to significant change are those used in determining the liability for future policy benefits and claims. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

2. Comprehensive Income

For the six months  ended June 30,  2004 and 2003,  total  comprehensive  income
(loss) was $(236,939) and $371,047, respectively. For the three months ended June 30, 2004 and 2003, total comprehensive income (loss) was $(359,610) and $298,179, respectively.

3. Earnings (loss) per common share

The computation of basic earnings (loss) per common share is based on the weighted average number of shares outstanding during each quarter.

The computation of diluted earnings per common share is based on the weighted average number of shares outstanding during the quarter, plus the common stock equivalents that would arise from the exercise of stock options outstanding, using the treasury stock method and the average market price per share during the quarter. There were no common stock equivalents outstanding during the six months ended June 30, 2004 and 2003, and during the quarters ended June 30, 2004 and 2003. Common stock equivalents are not included in the diluted earnings
(loss) per share calculation when their effect is antidilutive.

4.       Stock-based compensation

The Company measures expense for stock-based employee compensation using the intrinsic value method and provides pro-forma disclosures of net income (loss) and net income (loss) per common share as if the fair value method had been applied in measuring compensation expense. For the six months ended June 30, 2004 and 2003, and for the quarters ended June 30, 2004 and 2003, there was no stock-based employee compensation expense or pro-forma expense.

Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations
        ----------------------------------------------------------------

Overview

This analysis of the results of operations and financial condition of Southern Security Life should be read in conjunction with the Condensed Financial Statements and Notes to the Condensed Financial Statements included in this report.

The Company has primarily issued three types of insurance products: 10-Pay Whole Life with an Annuity Rider, final expense products and universal life.

The 10-Pay Whole Life with an Annuity Rider product is designed for the higher education market. The savings aspect of the Annuity Rider is marketed as a tool for parents to help fund their children's higher education. The product is offered to parents who have children under the age of 25.

Final expense products are traditional endowment type insurance policies written for the senior market. Because the products are written to a senior market they are designed to accommodate adverse health conditions. Because of the size of the policies, the products are usually issued with only limited underwriting.
The coverage size of the policy is roughly equivalent to the insured's anticipated funeral costs.

Universal life provides insurance coverage with flexible premiums, within limits, which allow policyholders to accumulate cash values. The accumulated cash values are credited with tax-deferred interest, as adjusted by the Company on a periodic basis. Deducted from the cash accumulations are administrative charges and mortality costs. Should a policy surrender in its early years, the Company assesses a surrender fee against the cash value accumulations based on a graded formula.

In connection with its higher education sales, the Company has a lead-generation program that has been coupled with a recruiting program for new sales agents to help generate new business.

An additional source of income to the Company is investment income. The Company invests those funds deposited by policyholders in debt and equity securities, mortgage loans, and to warehouse mortgage loans in accordance with the requirements and laws governing life insurance companies, in order to earn interest and dividend income, a portion of which is credited back to the policyholders. Interest rates and maturities of the Company's investment portfolio play an important part in determining the interest rates credited to policyholders.

Product profitability is affected by several different factors, such as mortality experience (actual versus expected), interest rate spreads (excess interest earned over interest credited to policyholders) and controlling policy acquisition costs and other costs of operation. The results of any one reporting period may be significantly affected by the level of death claims or other policyholder benefits incurred due to the Company's relatively small size.

Results of Operations

Six Months Ended June 30, 2004 Compared to Six Months Ended June 30, 2003

Total revenues increased by $121,000, or 2.1%, to $5,727,000 for the six months ended June 30, 2004, from $5,606,000 for the six months ended June 30, 2003. Contributing to this increase was a $218,000 increase in net insurance revenues offset by a $98,000 decrease in net investment income and related party interest income.

Net insurance revenues increased by $218,000, or 6.1%, to $ 3,799,000 for the six months ended June 30, 2004, from $3,581,000 for the comparable period in 2003. This increase was primarily the result of an increase in traditional life sales.

Net investment income and related party interest income decreased by $98,000, or 4.8%, to $1,927,000 for the six months ended June 30, 2004, from $2,025,000 for the comparable period in 2003. This decrease was due to a reduction in investment yield due to a reduction in higher yielding short-term investments.

Benefits and claims increased by $23,000, or 0.8%, to $2,782,000 for the six months ended June 30, 2004, from $2,759,000 for the comparable period in 2003. This increase was primarily due to a reduction in death claims of $192,000 offset by an increase in future policy benefits of $221,000.

Amortization of deferred policy acquisition costs decreased by $70,000, or 6.6%, to $995,000 for the six months ended June 30, 2004, from $1,065,000 for the comparable period in 2003. This decrease in amortized expenses was in line with actuarial assumptions.

Operating expenses increased by $361,000, or 226.4% to $521,000 for the six months ended June 30, 2004, from $160,000 for the same period in 2003. This increase was primarily the result of insurance recovery of legal fees in 2003 expended for litigation purposes and due to increased marketing expenses in line with increased sales and premiums collected.

Second Quarter of 2004 Compared to Second Quarter of 2003

Total revenues increased by $60,000, or 2.1%, to $2,890,000 for the three months ended June 30, 2004, from $2,830,000 for the three months ended June 30, 2003. Contributing to this increase was a $77,000 increase in net insurance revenues and a $49,000 increase in net investment income offset by a $67,000 decrease in related party interest income.

Net insurance revenues increased by $77,000, or 4.3%, to $1,883,000 for the three months ended June 30, 2004, from $1,806,000 for the comparable period in 2003. This increase was primarily the result of an increase in traditional life sales.

Net investment income and related party interest income decreased by $18,000, or 1.7%, to $1,006,000 for the three months ended June 30, 2004, from $1,024,000 for the comparable period in 2003. This decrease was due to a reduction in investment yield due to a reduction in higher yielding short-term investments.

Benefits and claims decreased by $75,000, or 5.3%, to $1,342,000 for the three months ended June 30, 2004, from $1,417,000 for the comparable period in 2003. This increase was primarily due to a reduction in death claims of $110,000 offset by an increase in future policy benefits of $35,000.

Amortization of deferred policy acquisition costs decreased by $122,000, or 18.4%, to $542,000 for the three months ended June 30, 2004, from $664,000 for the comparable period in 2003. This decrease in amortized expenses was in line with actuarial assumptions.

Operating expenses increased by $232,000, to $241,000 for the three months ended June 30, 2004, from $9,000 for the same period in 2003. This increase was primarily the result of insurance recovery of legal fees in 2003 expended for litigation purposes and due to increased marketing expenses in line with increased sales and premiums collected.

Liquidity and Capital Resources

The Company attempts to match the duration of invested assets with its policyholder liabilities. The Company may sell investments other than those held-to-maturity in the portfolio to help in this timing; however, to date, that has not been necessary. The Company purchases short-term investments on a temporary basis to meet the expectations of short-term requirements of the Company's products. The Company's investment philosophy is intended to provide a rate of return that will persist during the expected duration of policyholder liabilities regardless of future interest rate movements.

The Company's investment policy is to invest predominantly in fixed maturity securities, mortgage loans, and the warehousing of mortgage loans on a short-term basis before selling the loans to investors in accordance with the requirements and laws governing life insurance companies. Bonds owned by the Company amounted to $27,194,000 as of June 30, 2004, as compared to $17,904,000 at December 31, 2003. The Company has invested more of its short-term investments in bonds. This represents 53% and 39% of the total investments as of June 30, 2004 and December 31, 2003, respectively. Generally all bonds owned by the Company are rated by the National Association of Insurance Commissioners. Under this rating system, there are six categories used for rating bonds. At June 30, 2004, and at December 31, 2003, the Company had investments in bonds in rating categories three through six, which are considered non-investment grade, of $490,000 and $488,000, respectively.

The Company has classified certain of its fixed income securities as available for sale, with the remainder classified as held to maturity. However, in accordance with Company policy, any such securities purchased in the future will be classified as held to maturity. Business conditions, however, may develop in the future which may indicate a need for a higher level of liquidity in the investment portfolio. In that event the Company believes it could sell short-term investment grade securities before liquidating higher-yielding longer-term securities.

The Company is subject to risk based capital guidelines established by statutory regulators requiring minimum capital levels based on the perceived risk of assets, liabilities, disintermediation, and business risk. At June 30, 2004 and December 31, 2003, the Company exceeded the regulatory criteria.

Lapse rates measure the amount of insurance terminated during a particular period. The Company's lapse rate for life insurance in 2003 was 10.7% as compared to a rate of 11.9% for 2002. The 2004 lapse rate has been approximately the same as 2003.

At June 30, 2004, $10,743,902 of the Company's stockholders' equity represented the statutory stockholders' equity. The Company cannot pay a dividend to its parent company without the approval of insurance regulatory authorities.

The Company has no material commitments for capital expenditures.

Item 3.  Quantitative and Qualitative Disclosures about Market Risk

There have been no significant changes since the annual report Form 10-K filed for the year ended December 31, 2003.

Item 4.  Controls and Procedures

(a) Evaluation of disclosure controls and procedures - The Company's principal executive officer and principal financial officer have reviewed and evaluated the effectiveness of the Company's disclosure controls and procedures (as defined in Rules 240.13a-14(c) and 15d-14(c) under the Securities Exchange Act of 1934 (the "Exchange Act") as of the end of the period covered by this quarterly report. Based on that evaluation, the principal executive officer and the principal financial officer have concluded that the Company's disclosure controls and procedures are effective, providing them with material information relating to the Company as required to be disclosed in the reports the Company files or submits under the Exchange Act on a timely basis.


(b) Changes in internal controls - There were no significant changes in the Company's internal controls over financial reporting or in other factors that could significantly affect the Company's internal controls and procedures subsequent to the date of their most recent evaluation, nor were there any significant deficiencies or material weaknesses in the Company's internal controls. As a result, no corrective actions were required or undertaken.

                           Part II Other Information:

Item 1.        Legal Proceedings

An action was brought against Southern Security Life Insurance Company by National Group Underwriters, Inc. ("NGU") in state court in the State of Texas. The case was removed by the Company to the United States District Court for the Northern District of Texas, Fort Worth Division, with Civil No. 4:01-CV-403-E. An amended complaint was filed on or about July 18, 2001. The amended complaint asserted that NGU had a contract with the Company wherein NGU would submit applications for certain policies of insurance to be issued by the Company. It was alleged that disputes had arisen between NGU and the Company with regard to the calculation and payment of certain commissions as well as certain production bonuses.

NGU alleged that it had been damaged far in excess of the $75,000 minimum jurisdictional limits of the federal court. NGU also sought attorney's fees and costs as well as prejudgment and post judgment interest. A second amended complaint and a third amended complaint, which included a fraud claim, were filed. A motion was filed by the Company to dismiss the third amended complaint, including the fraud claim. The court denied the motion. The Company counterclaimed for what it claimed to be a debit balance owing to it pursuant to the relationship between the parties (the amount subject to reduction as premiums are received). The Company also sought to recover attorney's fees and costs, as well as punitive damages on three of its causes of action in the counterclaim.

Following initial discovery, the federal case was dismissed by stipulation. The matter was refiled in Texas state court, Tarrant County, Case No. 348 195490 02. The claims of the respective parties are essentially the same as those in federal court, which claims of NGU (estimated to be $2,133,625 through September 30, 2004) include fraudulent inducement relative to entering into a contract, breach of contract as to commissions and production bonuses as well as policy fees, certain dues and debits of other agents, attorney's fees and exemplary damages as well as seeking an accounting with the appointment of an auditor and contesting the interest charges. Certain discovery has taken place, including depositions, since the filing again in state court and further discovery is in process and is anticipated. The Company filed a motion for partial summary judgment with respect to certain items in the case, which motion was denied. The Company anticipates filing another motion for partial summary judgment prior to trial. A trial is presently set for October 2004. The Company intends to vigorously defend the matter as well as prosecute its counterclaim.

The Company is not a party to any other legal proceedings outside the ordinary course of the Company's business or to any other legal proceedings, which, if adversely determined, would have a material adverse effect on the Company or its business.

Item 2.        Changes in Securities and Use of Proceeds

               NONE

Item 3.        Defaults Upon Senior Securities

               NONE

Item 4.        Submission of Matters to a Vote of Security Holders

               NONE

Item 5.        Other Information

               NONE

Item 6.        Exhibits and Reports on Form 8-K

(a)      Exhibits

     3.1 Articles of Incorporation, as amended, and Bylaws, as amended, dated September 1994, incorporated by reference from the Annual Report filed on Form 10-K for fiscal year ended December 31, 1994.

     10.1 Revolving Financing Agreement between the Company and the Student Loan Marketing Association, dated September 19, 1996, incorporated by reference from Annual Report on Form 10-K for fiscal year ended December 31, 1997.

     10.2 Reinsurance Agreement between the Company and United Group Insurance Company, dated as of December 31, 1992 incorporated by reference from Annual Report on Form 10-K for fiscal year ended December 31, 1992.

     10.3 Agency Agreement between the Company and Insuradyne Corporation incorporated by reference from Annual Report on Form 10-K for fiscal year ended December 31, 1993.

     10.4 Administrative Services Agreement between the Company and Security National Financial Corporation effective December 17, 1998, incorporated by reference from Annual Report on Form 10-K for fiscal year ended December 31, 1998.

     10.5 Agency Agreement between the Company and Security National Mortgage Company dated December 28, 1998 incorporated by reference from Annual Report on Form 10-K for fiscal year ended December 31, 1999.

     10.6 Loan Funding and Fee Agreement between the Company and Security National Mortgage Company dated December 28, 1998, incorporated by reference from Annual Report on Form 10-K for fiscal year ended December 31, 1999.

     10.7 Reinsurance Agreement between the Company and Security National Life Insurance Company dated December 26, 2003, incorporated by reference from Annual Report on Form 10-K for fiscal year ended December 31, 2003.

     31.1 Certification pursuant to 18 U.S.C. Section 1350 as enacted by Section 302 of the Sarbanes-Oxley Act of 2002

     31.2 Certification pursuant to 18 U.S.C. Section 1350 as enacted by Section 302 of the Sarbanes-Oxley Act of 2002

     32.1 Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     32.2 Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

   (b) Reports on Form 8-K:

               NONE

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   REGISTRANT

                    SOUTHERN SECURITY LIFE INSURANCE COMPANY
                                   Registrant


DATED: August 13, 2004                   By:     George R. Quist,
                                                 ----------------
                                                 Chairman of the Board and
                                                 Chief Executive Officer
                                                 (Principal Executive Officer)


DATED: August 13, 2004                            Stephen M. Sill
                                                  ---------------
                                                  Vice President, Treasurer and
                                                  Chief Financial Officer
                                                  (Principal Financial and
                                                  Accounting Officer)

                                  Exhibit 31.1

                                 CERTIFICATIONS

I, George R. Quist, certify that:

1. I have reviewed this quarterly report on Form 10-Q of Southern Security Life Insurance Company;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15-d-15(e)) for the registrant to have:

     (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period covered in which this report is being prepared;

     (b) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

     (c) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

     (a) All significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

     (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls over financial reporting.

Date:    August 13, 2004

                                             By:      George R. Quist
                                                      Chairman of the Board and
                                                      Chief Executive Officer

                                  Exhibit 31.2

                                 CERTIFICATIONS

I, Stephen M. Sill, certify that:

1. I have reviewed this quarterly report on Form 10-Q of Southern Security Life Insurance Company;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15-d-15(e)) for the registrant to have:

     (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period covered in which this report is being prepared;

     (b) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

     (c) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

     (a) All significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

     (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls over financial reporting.

Date:  August 13, 2004

                                         By:      Stephen M. Sill
                                                  Vice President, Treasurer and
                                                  Chief Financial Officer

                                  EXHIBIT 32.1
                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Southern Security Life Insurance Company (the "Company") on Form 10-Q for the period ending June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, George R. Quist, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

George R. Quist
Chief Executive Officer
August 13, 2004

                                  EXHIBIT 32.2
                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Southern Security Life Insurance Company (the "Company") on Form 10-Q for the period ending June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stephen M. Sill, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Stephen M. Sill
Chief Financial Officer
August 13, 2004